                                                            [DP&R DRAFT 8/20/97]
                                  SCHEDULE 14A
                                 (RULE 14A-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO. )

Filed by the Registrant                      [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X]  Preliminary Proxy Statement                [ ]  Confidential, for Use of the Commission
                                                     Only as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive additional materials
[ ]  Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                           AARP CASH INVESTMENT FUNDS
                               AARP INCOME TRUST
                           AARP TAX FREE INCOME TRUST
                               AARP GROWTH TRUST

         (NAME OF REGISTRANT AS SPECIFIED IN ITS DECLARATION OF TRUST)

    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):

  No fee required.

     Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1) TITLE OF EACH CLASS OF SECURITIES TO WHICH TRANSACTION APPLIES:

(2) AGGREGATE NUMBER OF SECURITIES TO WHICH TRANSACTION APPLIES:

(3) PER UNIT PRICE OR OTHER UNDERLYING VALUE OF TRANSACTION COMPUTED PURSUANT TO EXCHANGE ACT RULE 0-11 (SET FORTH

  the amount on which the filing fee is calculated and state how it was determined):

(4) PROPOSED MAXIMUM AGGREGATE VALUE OF TRANSACTION:

(5) TOTAL FEE PAID:

  Fee paid previously with preliminary materials:

     Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identity the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1) AMOUNT PREVIOUSLY PAID:

(2) FORM, SCHEDULE OR REGISTRATION STATEMENT NO.:

(3) FILING PARTY:

(4) DATE FILED:

                                                                PRELIMINARY COPY

                           AARP CASH INVESTMENT FUNDS
                               AARP INCOME TRUST
                           AARP TAX FREE INCOME TRUST
                               AARP GROWTH TRUST

                                 IMPORTANT NEWS

                                                             SEPTEMBER [ ], 1997

FOR AARP FUND SHAREHOLDERS

     While we encourage you to read the full text of the enclosed proxy statement, here's a brief overview of some matters affecting your Fund which require a shareholder vote.

                          Q & A: QUESTIONS AND ANSWERS

Q.  WHAT IS HAPPENING?

A. Scudder, Stevens & Clark, Inc. ("Scudder"), your Fund's investment manager, has agreed to form an alliance with Zurich Insurance Company ("Zurich"). Zurich is a leading international insurance and financial services organization. As a result of the proposed alliance, there will be a change in ownership of Scudder. In order for Scudder to continue to serve as investment manager of your Fund, it is necessary for the Fund's shareholders to approve a new investment management agreement. A vote is also being sought to approve a member services agreement with AARP Financial Services Corporation that is substantially identical to the current member services agreement. The following pages give you additional information on Zurich, the proposed new investment management agreement, the member services agreement and certain other matters. The most important matters to be voted upon by you are approval of the new investment management agreement and the election of Trustees. Shareholders of AARP Stock Index Fund are being asked to approve a new subadvisory agreement with Bankers Trust Company that is substantially identical to the current subadvisory agreement. The Board members of your Fund, including those who are not affiliated with the Fund or Scudder, recommend that you vote FOR these proposals.

Q. WHY AM I BEING ASKED TO VOTE ON THE PROPOSED NEW INVESTMENT MANAGEMENT AGREEMENT?

A. The Investment Company Act of 1940, which regulates investment companies such as the Fund, requires a vote whenever there is a change in control of a fund's investment manager. Zurich's alliance with Scudder will result in such a change of control and requires shareholder approval of a new investment management agreement with the Fund.

Q.  HOW WILL THE SCUDDER-ZURICH ALLIANCE AFFECT ME AS A FUND SHAREHOLDER?

A. Your Fund and your Fund's investment objective will not change. You will still own the same shares in the same Fund. The terms of the new investment management agreement are the same in all material respects as the current investment management agreement. Similarly, the other service arrangements between your Fund and Scudder will not be affected. You should continue to receive the same level of services that you have come to expect over the years. If shareholders do not approve the new investment management, member services or subadvisory agreements, the current agreements will terminate upon the closing of the transaction and the Board of Trustees will take such action as it deems to be in the best interests of your Fund and its shareholders.

Q.  WHY HAS SCUDDER DECIDED TO ENTER INTO THIS ALLIANCE?

    Scudder believes that the Scudder-Zurich alliance will enable Scudder to enhance its capabilities as a global asset manager. Scudder further believes that the alliance will enable it to enhance its ability to deliver the level of services currently provided to you and your Fund and to fulfill its obligations under the new investment management agreement consistent with current practices.

Q. WILL THE INVESTMENT MANAGEMENT, MEMBER SERVICES AND SUBADVISORY FEES BE THE SAME?

A. Yes, the fees paid by your Fund for these services will remain the same. (Please note that Scudder, not the Funds, pays the Member Services fees. This will not change).

Q.  WILL I CONTINUE TO BE ABLE TO PURCHASE SHARES WITHOUT ANY SALES LOAD?

A. Yes, you will be able to continue to purchase shares of your Fund without any sales load.

Q.  WHAT OTHER MATTERS AM I BEING ASKED TO VOTE ON?

A. In order to save your Fund the expense of a subsequent meeting, a vote is being sought for the amendment and restatement of the Declaration of Trust applicable to your Fund to reflect regulatory and industry developments, and for the revision of certain investment policies which can only be changed by shareholder vote, to simplify and modernize such policies. In addition, a vote is also being sought for granting the Trustees discretionary authority to convert the Fund into a "master/feeder" structure, although there are no current plans to effect such a conversion. You are also being asked to vote for the ratification of the Board's selection of the Fund's accountants.

Q.  HOW DO THE BOARD MEMBERS OF MY FUND RECOMMEND THAT I VOTE?

A. After careful consideration, the Board members of your Fund, including those who are not affiliated with the Fund or Scudder, recommend that you vote in favor of all of the proposals on the enclosed proxy card.

Q.  WHOM DO I CALL FOR MORE INFORMATION?

A. Please call Shareholder Communications Corporation, your Fund's information agent, at 1-800-733-8481 ext. 488.

Q. WILL THE FUND PAY FOR THE PROXY SOLICITATION AND LEGAL COSTS ASSOCIATED WITH THIS TRANSACTION?

A.  No, Scudder will bear these costs.

                              ABOUT THE PROXY CARD

     If you have more than one account in the Fund in your name at the same address, you will receive separate proxy cards for each account but only one proxy statement for the Fund. Please vote all issues on each proxy card that you receive.

                THANK YOU FOR MAILING YOUR PROXY CARDS PROMPTLY.

                           AARP CASH INVESTMENT FUNDS
                               AARP INCOME TRUST
                           AARP TAX FREE INCOME TRUST
                               AARP GROWTH TRUST

                                                         Two International Place
                                                     Boston, Massachusetts 02110
                                                                  1-800-225-2470

                                                               September 2, 1997

Dear Shareholder:

     On June 26, 1997, Scudder, Stevens & Clark ("Scudder") entered into an agreement with Zurich Insurance Company ("Zurich") pursuant to which Scudder and Zurich have agreed to form an alliance. Under the terms of the agreement, Zurich will acquire a majority interest in Scudder, and Zurich Kemper Investments, Inc., a Zurich subsidiary, will become part of Scudder. Scudder's name will be changed to Scudder Kemper Investments, Inc. As a result of this transaction, it is necessary for the shareholders of each of the funds for which Scudder acts as investment manager, including your Fund, to approve a new investment management agreement.

     The following important facts about the transaction are outlined below:

     - The transaction has no effect on the number of shares you own or the value of those shares.

     - The advisory fees and expenses paid by your Fund will not increase as a result of this transaction. As is now the case, you will not pay sales loads on purchases of shares of your Fund.

     - The investment objective of your Fund will remain the same.

     - The non-interested trustees of your Fund have carefully reviewed the proposed transaction, and have concluded that the transaction should cause no reduction in the quality of services provided to the Fund and should enhance Scudder's ability to provide such services.

     Shareholders are also being asked to approve certain other matters that have been set forth in the Fund's Notice of Meeting. THE BOARD MEMBERS OF YOUR FUND BELIEVE THAT EACH OF THE PROPOSALS SET FORTH IN THE NOTICE OF MEETING FOR YOUR FUND IS IMPORTANT AND RECOMMEND THAT YOU READ THE ENCLOSED MATERIALS CAREFULLY AND THEN VOTE FOR ALL PROPOSALS.

     Since all of the funds for which Scudder acts as investment manager are required to conduct shareholder meetings, if you own shares of more than one fund, you will receive more than one proxy card. Please sign and return each proxy card you receive.

     Your vote is important. PLEASE TAKE A MOMENT NOW TO SIGN AND RETURN YOUR PROXY CARD(S) IN THE ENCLOSED POSTAGE-PAID RETURN ENVELOPE. If we do not receive your executed proxy card(s) after a reasonable amount of time you may receive a telephone call from our proxy solicitor, Shareholder Communications Corporation, reminding you to vote your shares.

Respectfully,

Linda C. Coughlin
Chairman

     SHAREHOLDERS ARE URGED TO SIGN THE PROXY CARD(S) AND RETURN IT IN THE POSTAGE-PAID ENVELOPE TO ENSURE A QUORUM AT THE SPECIAL MEETING. YOUR VOTE IS IMPORTANT REGARDLESS OF THE SIZE OF YOUR SHAREHOLDINGS.

                           AARP CASH INVESTMENT FUNDS

                               AARP INCOME TRUST

                           AARP TAX FREE INCOME TRUST

                               AARP GROWTH TRUST

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

     Please take notice that Special Meetings of Shareholders (each a "Special Meeting") of each AARP Trust listed above (each a "Trust" and, collectively, the "Trusts"), the series of which are AARP High Quality Money Fund of AARP Cash Investment Funds; AARP GNMA and U.S. Treasury Fund, AARP High Quality Bond Fund, and AARP Bond Fund for Income of AARP Income Trust; AARP High Quality Tax Free Money Fund, and AARP Insured Tax Free General Bond Fund of AARP Tax Free Income Trust; and AARP Balanced Stock and Bond Fund, AARP Growth and Income Fund, AARP U.S. Stock Index Fund, AARP Global Growth Fund, AARP Capital Growth Fund, AARP International Stock Fund, and AARP Small Company Stock Fund of AARP Growth Trust (each a "Fund"), will be held jointly at the offices of Scudder, Stevens & Clark, Inc. ("Scudder"), 13th Floor, Two International Place, Boston, Massachusetts 02110, on October 22, 1997, at 9:30 a.m., Eastern time, for the following purposes:

        (1)      For each Trust, to elect Trustees;

        (2) To approve or disapprove a new investment management agreement between each Fund and Scudder;

        (3) To approve or disapprove a new Member Services Agreement between AARP Financial Services Corporation and Scudder;

        (4) (For shareholders of AARP U.S. Stock Index Fund only) to approve or disapprove a new subadvisory agreement between Bankers Trust Company and that Fund's investment manager;

        (5) To approve or disapprove the Board's discretionary authority to convert each Fund to a master/feeder fund structure through a sale or transfer of assets or otherwise;

        (6)(A) For each Trust, to approve or disapprove certain provisions of a proposed Amended and Restated Declaration of Trust requiring a two-thirds vote of shareholders;

            (B) For each Trust, to approve or disapprove certain other provisions of a proposed Amended and Restated Declaration of Trust requiring a majority vote of shareholders;

        (7) For each Fund, to approve or disapprove the revision of certain fundamental investment policies; and

        (8) To ratify or reject the selection of Price Waterhouse L.L.P. as the independent accountants for each of the Funds for each Fund's current fiscal year.

     The appointed proxies will vote on any other business as may properly come before the Special Meeting or any adjournments thereof.

     Holders of record of shares of beneficial interest of each Fund at the close of business on August 24, 1997 are entitled to vote at the Special Meeting and at any adjournments thereof.

     In the event that the necessary quorum to transact business or the vote required to approve or reject any proposal is not obtained at the Special Meeting with respect to one or more Trusts or, where applicable, Funds, the persons named as proxies may propose one or more adjournments of the Special Meeting in accordance with applicable law, to permit further solicitation of proxies. Any such adjournment as to a matter requiring, respectively, a Trust-wide or a Fund by Fund vote will require the affirmative vote of the holders of a majority of the concerned Trust's (for a Trust-wide vote) or, where applicable, the Fund's (for a Fund by Fund vote), shares present in person or by proxy at the Special Meeting. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor and will vote against any such adjournment those proxies to be voted against that proposal.

                                              By Order of the Board of Trustees,

                                                               Kathryn L. Quirk,
                                                                       Secretary

September [  ], 1997

IMPORTANT--WE URGE YOU TO SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT IN THE ENCLOSED ADDRESSED ENVELOPE WHICH REQUIRES NO POSTAGE AND IS INTENDED FOR YOUR CONVENIENCE. YOUR PROMPT RETURN OF THE ENCLOSED PROXY CARD MAY SAVE THE NECESSITY AND EXPENSE OF FURTHER SOLICITATIONS TO ENSURE A QUORUM AT THE SPECIAL MEETINGS. IF YOU CAN ATTEND THE SPECIAL MEETINGS AND WISH TO VOTE YOUR SHARES IN PERSON AT THAT TIME, YOU WILL BE ABLE TO DO SO.

                           AARP CASH INVESTMENT FUNDS
                               AARP INCOME TRUST
                           AARP TAX FREE INCOME TRUST
                               AARP GROWTH TRUST

              TWO INTERNATIONAL PLACE, BOSTON, MASSACHUSETTS 02110

                             JOINT PROXY STATEMENT
                            ------------------------

GENERAL

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees (the "Board") of each of the AARP Trusts listed above (each a "Trust" and, collectively, the "Trusts"), the series of which are AARP High Quality Money Fund of AARP Cash Investment Funds; AARP GNMA and U.S. Treasury Fund, AARP High Quality Bond Fund, and AARP Bond Fund for Income of AARP Income Trust; AARP High Quality Tax Free Money Fund, and AARP Insured Tax Free General Bond Fund of AARP Tax Free Income Trust; and AARP Balanced Stock and Bond Fund, AARP Growth and Income Fund, AARP U.S. Stock Index Fund, AARP Global Growth Fund, AARP Capital Growth Fund, AARP International Stock Fund, and AARP Small Company Stock Fund of AARP Growth Trust (each a "Fund") for use at the Special Meeting of Shareholders of each Trust, to be held jointly at the offices of Scudder, Stevens & Clark, Inc. ("Scudder"), 13th Floor, Two International Place, Boston, Massachusetts 02110, on October 22, 1997 at 9:30 a.m., Eastern time, and at any and all adjournments thereof (each a "Special Meeting"). (In the descriptions of the various proposals below, the word "fund" is sometimes used to mean investment companies or series thereof in general, and not the Funds whose proxy statement this is.)

     This Proxy Statement, the Notice of Special Meeting and the proxy card are first being mailed to shareholders on or about September 2, 1997 or as soon as practicable thereafter. Any shareholder giving a proxy has the power to revoke it by mail (addressed to the Secretary at the principal executive office of the Funds, c/o Scudder, Stevens & Clark, Inc., Two International Place, Boston, Massachusetts 02110), or in person at the Special Meeting, by executing a superseding proxy or by submitting a notice of revocation to the Fund. All properly executed proxies received in time for the Special Meeting will be voted as specified in the proxy or, if no specification is made, in favor of each proposal referred to in the Proxy Statement.

     The presence at any shareholders' meeting, in person or by proxy, of the holders of a majority of the shares entitled to be cast of a Trust (for a Trust-wide vote) or a Fund (for a Fund by Fund vote) shall be necessary and sufficient to constitute a quorum for the transaction of business requiring, respectively, Trust-wide or Fund by Fund voting. In the event that the necessary quorum to transact business or the vote required to approve or reject any proposal is not obtained at the Special Meeting with respect to one or more Funds, the persons named as proxies may propose one or more adjournments of the Special Meeting in accordance with applicable law to permit further solicitation of proxies with respect to any proposal which did not receive the vote necessary for its passage or to obtain a quorum with respect to those proposals for which there is represented a sufficient number of votes in favor. Actions taken at the Special Meeting will be effective irrespective of any adjournments with respect to any other proposals. Any such adjournment as to a matter requiring, respectively, a Trust-wide or a Fund by Fund vote will require the affirmative vote of the holders of a majority of the concerned Trust's (for a Trust-wide vote) or Fund's (for a Fund by Fund vote) shares present in person or by proxy at the Special Meeting. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor and will vote against any such adjournment those proxies to be voted against that proposal. For purposes of determining the presence of a quorum for transacting business at the Special Meeting, abstentions and broker "non-votes" will be treated as shares that are present but which have not been voted. Broker non-votes are proxies received by a Fund from brokers or nominees when the broker or nominee has neither received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter. Accordingly, shareholders are urged to forward their voting instructions promptly.

     Proposals 2, 3, 4, 6(B) and 7 each requires the affirmative vote of a "majority of the outstanding voting securities" of each Fund. The terms "majority of the outstanding voting securities" as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), and as used in this Proxy Statement, means: the affirmative vote of the lesser of (1) 67% of the voting securities of each Fund present at the meeting if more than 50% of the outstanding shares of the Fund are present in person or by proxy or (2) more than 50% of the outstanding shares of each Fund. Approval of Proposal 1 requires the affirmative vote of a plurality of the shares of each Trust voting. The requisite vote for Proposals 5, 6(A) and 6(B) is governed by the applicable Declaration of Trust. Approval of Proposal 5 requires the affirmative vote of a majority of the shares of each Fund. Approval of Proposal 6(A) requires the affirmative vote of two thirds of shares of each Trust outstanding and entitled to vote, while approval of Proposal 6(B) requires the affirmative vote of a majority of the outstanding voting securities, as defined above, of each Trust. Approval of Proposal 8 requires the affirmative vote of a majority of the shares of each Fund voting.

     Abstentions will have the effect of a "no" vote on all proposals. Broker non-votes will have the effect of a "no" vote for Proposals 2, 3, 4, 5 and 7, which require the approval of a specified percentage of the outstanding shares of each Fund, and Proposals 6(A) and 6(B), which require the approval of a specified percentage of the outstanding shares of each Trust, if such vote is determined on the basis of obtaining the affirmative vote of more than 50% of the outstanding shares of the Fund. Broker non-votes will not constitute "yes" or "no" votes, and will be disregarded in determining the voting securities "present" if such vote is determined on the basis of the affirmative vote of 67% of the voting securities of the Fund, or the Trust, as the case may be, present at the Special Meeting with respect to Proposals 2, 3, 4, 6(B) and 7.

     Shareholders of each Fund will vote separately with respect to each of Proposals 1, 2, 3, 5, 7 and 8; and Shareholders of each Trust will vote together on proposals 1, 6(A), and 6(B).

     The following table summarizes those voting requirements:

                                SHAREHOLDERS ENTITLED TO VOTE     VOTE REQUIRED FOR APPROVAL
                                ------------------------------  ------------------------------
Proposal 1                      Shareholders of each Trust      Each nominee must be elected
  (Election of Trustees)......  vote together for each nominee  by a plurality of the shares
                                (if a Trust has several Funds,  of each Trust voting at the shareholders of all Funds vote  Special Meeting
                                together as a single class)

Proposal 2                      Shareholders of each Fund vote  Approved by a "majority of the
  (Approval of new Investment   separately                      outstanding voting securities"
  Management Agreement).......                                  of each Fund
Proposal 3                      Shareholders of each Fund vote  Approved by a "majority of the
  (Approval of new Member       separately                      outstanding voting securities"
  Services Agreement).........                                  of each Fund
Proposal 4                      Shareholders of AARP U.S.       Approved by a "majority of the
  (Approval of Subadvisory      Stock Index Fund only vote      outstanding voting securities"
  Agreement BY SHAREHOLDERS OF  separately                      of AARP U.S. Stock Index Fund
  AARP U.S. STOCK INDEX FUND
  ONLY).......................

                                SHAREHOLDERS ENTITLED TO VOTE     VOTE REQUIRED FOR APPROVAL
                                ------------------------------  ------------------------------
Proposal 5                      Shareholders of each Fund vote  Approved by a majority of the
  (Approval of discretionary    separately                      shares of each Fund
  authority to convert to
  master/feeder fund
  structure)..................
Proposal 6(A)                   Shareholders of each Trust      Approved by the vote of
  (Approval of a portion of     vote together (if a Trust has   two-thirds of shares of the
  the Amended and Restated      several Funds, shareholders of  Trust outstanding and entitled
  Declaration of Trust........  all Funds vote together as a    to vote
                                single class)
Proposal 6(B)                   Shareholders of each Trust      Approved by a "majority of the
  (Approval of a portion of     vote together (if a Trust has   outstanding voting securities"
  the Amended and Restated      several Funds, shareholders of  of the Trust
  Declaration of Trust........  all Funds vote together as a single class)
Proposal 7                      Shareholders of each Fund vote  Approved by a "majority of the
  (Approval of the revision of  separately                      outstanding voting securities"
  certain fundamental                                           of each Fund
  investment policies)........
Proposal 8                      Shareholders of each Fund vote  Approved by a majority of the
  (Ratification of selection    separately                      shares voting at the Special
  of Accountants).............                                  Meeting

     Holders of record of the shares of beneficial interest of each Fund at the close of business on August 22, 1997 (the "Record Date"), as to any matter on which they are entitled to vote, will be entitled to one vote per share on all business of the Special Meeting. The table below sets forth the number of shares outstanding for each Fund as of June 30, 1997

                                                                     NUMBER OF SHARES OUTSTANDING
                         NAME OF THE FUND                                AS OF JUNE 30, 1997
-------------------------------------------------------------------  ----------------------------
AARP High Quality Money Fund.......................................        466,821,949.7960
AARP GNMA and U.S. Treasury Fund...................................        306,514,869.7105
AARP High Quality Bond Fund........................................         28,807,467.4720
AARP Bond Fund for Income..........................................          2,334,880.9340
AARP High Quality Tax Free Money Fund..............................        103,951,058.9860
AARP Insured Tax Free General Bond Fund............................         94,000,562.2130
AARP Balanced Stock and Bond Fund..................................         28,482,192.4870
AARP Growth and Income Fund........................................        110,603,370.2870
AARP U.S. Stock Index Fund.........................................          1,421,017.0420
AARP Global Growth Fund............................................          7,122,377.7860
AARP Capital Growth Fund...........................................         21,008,858.1900
AARP International Stock Fund......................................            772,288.8530
AARP Small Company Stock Fund......................................          1,454,080.3530

     Each Trust provides periodic reports to all of its shareholders which highlight relevant information including investment results and a review of portfolio changes. You may receive an additional copy of the most recent annual report for each Fund and a copy of any more recent semi-annual report, without charge, by calling 800-225-5163 or writing the Fund, c/o Scudder, Stevens & Clark, Inc., Two International Place, Boston, Massachusetts 02110.

                PROPOSAL 1: ELECTION OF TRUSTEES FOR EACH TRUST

     At the Special Meeting, twelve Trustees are to be elected to constitute the Board of each Trust. For election of Trustees at the Special Meeting, each Board of Trustees has approved the nomination of the following individuals: Carole Lewis Anderson, Adelaide Attard, Robert N. Butler, M.D., Esther Canja (AARP Income Trust only), Linda C. Coughlin, Horace Deets (each Trust except AARP Income Trust), Edgar R. Fiedler, Lt. Gen. Eugene P. Forrester, George L. Maddox, Jr., Robert J. Myers, James M. Schulz, Gordon Shillinglaw, and Jean Gleason Stromberg.

     The persons named as proxies on the enclosed proxy card will vote for the election of the nominees named above unless authority to vote for any or all of the nominees is withheld in the proxy. Each Trustee so elected will serve as a Trustee of each Trust until the next meeting of shareholders, if any, called for the purpose of electing Trustees and until the election and qualification of a successor or until such Trustee sooner dies, resigns or is removed as provided in the Declaration of Trust of each Trust.

     Each of the nominees has indicated that he or she is willing to serve as a Trustee. If any or all of the nominees should become unavailable for election due to events not now known or anticipated, the persons named as proxies will vote for such other nominee or nominees as the Trustees may recommend. The following table sets forth certain information concerning the current Trustees and the nominees. Unless otherwise noted, each of the Trustees and nominees has engaged in the principal occupation listed in the following table for more than five years, but not necessarily in the same capacity.

NOMINEES:

                                                                                                            YEAR
                                                   PRESENT OFFICE WITH THE TRUST                            FIRST
            NAME (AGE)                            IF ANY, PRINCIPAL OCCUPATION OR                         BECAME A
           -----------                              EMPLOYMENT AND DIRECTORSHIPS                           TRUSTEE
                            ----------------------------------------------------------------------------  ---------

CAROLE LEWIS ANDERSON (52)  Trustee. Principal, Suburban Capital Markets, Inc.; President, MASDUN              1995
------------------          Capital Advisors; Director, VICORP Restaurants, Inc.; Trustee, Hasbro
                            Children's Foundation; Trustee, Mary Baldwin College (resigned 1997); Member of the Board of Directors of Association for Corporate Growth (resigned
                            1996) and CREW, Commercial Women in Real Estate (resigned 1995). Ms.
                            Anderson serves on the Board of an additional Trust whose Funds are advised by Scudder.
ADELAIDE ATTARD (67)        Trustee. Gerontology Consultant; Member, New York City Department of Aging         1984
------------------          Advisory Council -- Appointed by Mayor; Board Member, American Association
                            on International Aging; Commissioner, County of Nassau, New York, Dept. of
                            Senior Citizen Affairs (resigned 1991); Chairperson, Federal Council on
                            Aging (resigned 1986). Ms. Attard serves on the Board of an additional Trust whose Funds are advised by Scudder.

                                                                                                            YEAR
                                                   PRESENT OFFICE WITH THE TRUST                            FIRST
            NAME (AGE)                            IF ANY, PRINCIPAL OCCUPATION OR                         BECAME A
           -----------                              EMPLOYMENT AND DIRECTORSHIPS                           TRUSTEE
                            ----------------------------------------------------------------------------  ---------

ROBERT N. BUTLER, M.D. (70) Trustee. Director, International Longevity Center and Professor of                 1984
------------------          Geriatrics and Adult Development; Chairman, Henry L. Schwartz Department of
                            Geriatrics and Adult Development, Mount Sinai Medical Center; Director,
                            National Institute on Aging, National Institute of Health (resigned 1982).
                            Dr. Butler serves on the Board of an additional Trust whose Funds are advised by Scudder.

ESTHER CANJA *(70)          Trustee. Vice President, American Association of Retired Persons; Trustee          1996
(AARP Income Trust          and Chair, AARP Group Health Insurance Plan; Board Liaison, National
only)                       Volunteer Leadership Network Advisory Committee; Chair, Board Operations
------------------          Committee; AARP State Director of Florida (resigned 1992). Ms. Canja serves on the Board of an additional Trust whose Funds are advised by Scudder.

LINDA C. COUGHLIN* (45)     Chairman of the Board and Trustee. Managing Director of Scudder, Stevens &         1991
------------------          Clark, Inc.; Director, New Canaan Nature Center and Women Express, Inc. Ms.
                            Coughlin serves on the Board of an additional Trust whose Funds are advised by Scudder.

HORACE B. DEETS* (59)       Vice Chairman of the Board and Trustee. Executive Director, American               1988
(Each Trust except AARP     Association of Retired Persons. Mr. Deets serves on the Board of an
Income Trust)               additional Trust whose Funds are advised by Scudder.
------------------

EDGAR R. FIEDLER* (68)      Trustee. Senior Fellow and Economic Counsellor, The Conference Board, Inc.;        1984
------------------          Formerly Assistant Secretary of the Treasury for Economic Policy; Director,
                            The Stanley Works; Harris Insight Funds; Emerging Mexico Fund; and Director,
                            Zurich-American Insurance Company (resigned 1997). Mr. Fiedler serves on the
                            Boards of an additional 5 Trusts or Corporations whose Funds are advised by
                            Scudder.

                                                                                                            YEAR
                                                   PRESENT OFFICE WITH THE TRUST                            FIRST
            NAME (AGE)                            IF ANY, PRINCIPAL OCCUPATION OR                         BECAME A
           -----------                              EMPLOYMENT AND DIRECTORSHIPS                           TRUSTEE
                            ----------------------------------------------------------------------------  ---------

LT. GEN. EUGENE P.          Trustee. Lt. General (Retired), U.S. Army; International Trade Counselor;          1984
FORRESTER (71)              Consultant. Lt. Gen. Forrester serves on the Board of an additional Trust
------------------          whose Funds are advised by Scudder.

GEORGE L. MADDOX, JR. (72)  Trustee. Professor Emeritus and Director, Long Term Care Resources Program,        1984
------------------          Duke University Medical Center; Professor Emeritus of Sociology, Departments
                            of Sociology and Psychiatry, Duke University. Mr. Maddox serves on the Board of an additional Trust whose Funds are advised by Scudder.

ROBERT J. MYERS (85)        Trustee. Trustee: NASL Series Trust, Inc. and North American Funds, Inc.;          1984
------------------          Member, Prospective Payment Assessment Commission; Chairman, Commission on
                            Railroad Retirement Reform (resigned 1990); Deputy Commissioner, Social
                            Security Administration (resigned 1982); Member, National Commission on
                            Social Security (resigned 1981); Executive Director, National Commission on
                            Social Security Reform (resigned 1983); Mr. Myers serves on the Board of an additional Trust whose Funds are advised by Scudder.

JAMES H. SCHULZ (61)        Trustee. Professor of Economics and Kirstein Professor of Aging Policy,            1984
------------------          Policy Center on Aging, Florence Heller School, Brandeis University. Mr.
                            Schulz serves on the Board of an additional Trust whose Funds are advised by
                            Scudder.

GORDON SHILLINGLAW (72)     Trustee. Professor Emeritus of Accounting, Columbia University Graduate            1984
------------------          School of Business. Mr. Shillinglaw serves on the Boards of an additional 5
                            Trusts or Corporations whose Funds are advised by Scudder.

                                                                                                            YEAR
                                                   PRESENT OFFICE WITH THE TRUST                            FIRST
            NAME (AGE)                            IF ANY, PRINCIPAL OCCUPATION OR                         BECAME A
           -----------                              EMPLOYMENT AND DIRECTORSHIPS                           TRUSTEE
                            ----------------------------------------------------------------------------  ---------

JEAN GLEASON STROMBERG (54) Trustee. Consultant; Director, Financial Institutions Issues, U.S. General         1997
------------------          Accounting Office (resigned 1997); Partner, Fulbright & Jaworski (law firm)
                            (resigned 1996). Ms. Gleason serves on the Board of an additional Trust whose Funds are advised by Scudder.

---------------
* Trustees considered by the Trusts and their counsel to be "interested persons" (as defined in the 1940 Act) of the Trusts, their investment manager or AARP because of their employment by the Investment Manager or AARP and, in some cases, holding offices with the Trusts. Prior to the Transaction Agreement entered into between Scudder and Zurich, Mr. Fiedler was considered not to be an interested person of the Trusts; however, because of his former relationship with Zurich-American Insurance Company, a subsidiary of Zurich, the Trusts treat Mr. Fiedler as an interested person of the Trusts under the 1940 Act.

CURRENT TRUSTEES NOT STANDING FOR RE-ELECTION:

                                                                                                            YEAR
                                                   PRESENT OFFICE WITH THE TRUST                            FIRST
            NAME (AGE)                            IF ANY, PRINCIPAL OCCUPATION OR                         BECAME A
           -----------                              EMPLOYMENT AND DIRECTORSHIPS                           TRUSTEE
                            ----------------------------------------------------------------------------  ---------
ESTHER CANJA (70)*          Trustee. Vice President, American Association of Retired Persons; Trustee          1996
                            and Chair, AARP Group Health Insurance Plan; Board Liaison, National
                            Volunteer Leadership
(Each Trust except AARP     Network Advisory Committee; Chair, Board Operations Committee; AARP State
Income Trust)               Director of Florida (resigned 1992). Ms. Canja serves on the Board of an additional Trust whose Funds are advised by Scudder.
HORACE B. DEETS* (59)       Vice Chairman of the Board and Trustee. Executive Director, American               1988
                            Association of Retired Persons. Mr. Deets serves on the Board of an additional Trust whose
(AARP Income Trust only)    Funds are advised by Scudder.
CUYLER W. FINDLAY* (64)     Trustee. Advisory Managing Director of Scudder, Stevens & Clark, Inc. Mr.          1984
                            Findlay serves on the Board of an additional Trust whose Funds are advised by Scudder.

---------------
* Trustees considered by the Trusts and their counsel to be "interested persons" (as defined in the 1940 Act) of the Trusts, their investment manager or AARP because of their employment by the Investment Manager or AARP and, in some cases, holding offices with the Trusts.

     The table below sets forth the number of shares of each Fund owned directly or beneficially by and the Trustees of each Board of Trustees as of June 30, 1997. Trustees who do not own any Shares have been omitted from the table. Funds which are not owned by any Trustees also have been omitted from the table.

           FUND NAME (1)            ANDERSON   ATTARD   BUTLER     CANJA    COUGHLIN    DEETS     FIEDLER   FINDLAY   FORRESTER
----------------------------------- --------   ------   ------     -----    --------    -----     -------   -------   ---------
AARP Cash Investment Funds
 AARP High Quality Money Fund......     --         --      --        --         --         --         --       --          --
AARP Income Trust
 AARP Bond Fund for Income.........     --         --      --        --         --         --         --       --          --
 AARP GNMA and U.S. Treasury
   Fund............................     --      1,108      --        --         --         --         80       --          --
 AARP High Quality Bond Fund.......     --      1,052      --        --         --         --         --       --         247
AARP Tax Free Income Trust
 AARP High Quality Tax Free Money
   Fund............................     --         --      --        --         --         --      1,071       --          --
 AARP Insured Tax Free General Bond
   Fund............................     --         --      --        --         --      3,930(9)     697       --         203
AARP Growth Trust
 AARP Growth and Income Fund.......     --        238     126(13)   216(14)     42        175(15)     --       --       2,624
 AARP Capital Growth Fund..........    283        304      --        --        111(19)     --         --      564       2,214
 AARP Balanced Stock and Bond
   Fund............................     --        264      --        --         --      1,810         --       --         782
 AARP Global Growth Fund...........    670        240      --        --         67         --         --       --         330
 AARP U.S. Stock Index Fund........     --        302      --        --         --         --         --       --          --
 AARP International Stock Fund.....     --         --      --        --        281*        --         --       --          --
 AARP Small Company Stock Fund.....     --         --      --        --        516*        --         --       --          --

                                                                                 ALL CURRENT
                                                                                 TRUSTEES AND
                                                                                 OFFICERS AS
           FUND NAME (1)             MADDOX    MYERS    SCHULZ     SHILLINGLAW     A GROUP
-----------------------------------  ------    ------   ------     -----------   ------------
                                    <
AARP Cash Investment Funds
 AARP High Quality Money Fund......     --     16,257    3,338(2)     2,673         22,268(3)
AARP Income Trust
 AARP Bond Fund for Income.........     --         --       --           --            -0-
 AARP GNMA and U.S. Treasury
   Fund............................  1,040      1,435    1,272(4)       289(5)       5,224(6)
 AARP High Quality Bond Fund.......     --         --       --          407(7)       1,706(8)
AARP Tax Free Income Trust
 AARP High Quality Tax Free Money
   Fund............................     --         --       --       22,980         24,051
 AARP Insured Tax Free General Bond
   Fund............................     --         --      427(10)    3,772(11)      9,089(12)
AARP Growth Trust
 AARP Growth and Income Fund.......  2,017 (16)    496   1,072(17)    1,616          8,622(18)
 AARP Capital Growth Fund..........     --        672      745(20)    1,816          6,724(21)
 AARP Balanced Stock and Bond
   Fund............................     --        275       63(22)    1,177          4,371(23)
 AARP Global Growth Fund...........     --      1,189       --           --          2,496
 AARP U.S. Stock Index Fund........     --         --       --           --            302
 AARP International Stock Fund.....     --         --       --           --            -0-
 AARP Small Company Stock Fund.....     --         --       --           --            -0-

---------------

* Acquired after June 30, 1997 and not included in Trustees and officers' total.

 (1) The information as to beneficial ownership is based on statements furnished to the Trusts by each Trustee and nominee. Unless otherwise noted, beneficial ownership is based on sole voting and investment power. Each Trustee's and nominee's individual shareholdings of any Fund constitutes less than 1/4 of 1% of the shares outstanding of such Fund.

 (2) Mr. Schulz' total in AARP High Quality Money Fund includes 1,387 shares held with shared investment and voting power.

 (3) As a group on June 30,1997, the Trustees and officers' total shares in AARP High Quality Money Fund include 20,881 shares held with sole investment and voting power and 1,387 shares held with shared investment and voting power.

 (4) Mr. Schulz' total in AARP GNMA U.S. Treasury Fund includes 580 shares held with shared investment and voting power.

 (5) Mr. Shillinglaw's shares in AARP GNMA U.S. Treasury Fund are held with shared investment and voting power.

 (6) As a group on June 30,1997, the Trustees and officers' total shares in AARP GNMA U.S. Treasury Fund include 4,355 shares held with sole investment and voting power and 869 shares held with shared investment and voting power.

 (7) Mr. Shillinglaw's shares in AARP High Quality Bond Fund are held with shared investment and voting power.

 (8) As a group on June 30, 1997, the Trustees and officers' total shares in AARP High Quality Bond Fund include 1,299 shares held with sole investment and voting power and 407 shares held with shared investment and voting power.

 (9) Mr. Deets' shares in AARP Insured Tax Free General Bond Fund are held with shared investment and voting power.

(10) Mr. Schulz' shares in AARP Insured Tax Free General Bond Fund are held with shared investment and voting power.

(11) Mr. Shillinglaw's total in AARP Insured Tax Free General Bond Fund includes 2,019 shares held with shared investment and voting power.

(12) As a group on June 30, 1997, the Trustees and officers' total shares in AARP Insured Tax Free General Bond Fund include 2,713 shares held with sole investment and voting power and 6,376 shares held with shared investment and voting power.

(13) Dr. Butler's shares in AARP Growth & Income Fund are held with shared investment and voting power.

(14) Ms. Canja's shares in AARP Growth & Income Fund are held with shared investment and voting power.

(15) Mr. Deets' shares in AARP Growth & Income Fund are held with shared investment and voting power.

(16) Mr. Maddox' shares in AARP Growth & Income Fund are held with shared investment and voting power.

(17) Mr. Schulz' total in AARP Growth & Income Fund includes 1,031 shares held with shared investment and voting power.

(18) As a group on June 30, 1997,the Trustees and officers' total shares in AARP Growth & Income Fund includes 5,057 shares held with sole investment and voting power and 3,565 shares held with shared investment and voting power.

(19) Ms. Coughlin's total in AARP Capital Growth Fund includes 83 shares acquired after June 30, 1997.

(20) Mr. Shulz' total in AARP Capital Growth Fund includes 698 shares held with shared investment and voting power.

(21) As a group on June 30, 1997, the Trustees and officers' total shares in AARP Capital Growth Fund include 5,928 shares held with sole investment and voting power and 796 shares held with shared investment and voting power.

(22) Ms. Schulz' shares in AARP Balanced Stock & Bond Fund are held with shared investment and voting power.

(23) As a group on June 30, 1997, the Trustees and officers' total shares in AARP Balanced Stock and Bond Fund include 4,308 shares held with sole investment and voting power and 63 shares held with shared investment and voting power.

     As of June 30, 1997, 679,687 shares in the aggregate, 29.11% of the outstanding shares of AARP Bond Fund for Income were held in the name of State Street Bank & Trust Co., Custodian for AARP Diversified Income Portfolio, One Heritage Drive, Quincy, MA 02171, who may be deemed to be the beneficial owner of certain of these shares, but disclaims any beneficial ownership therein.

     As of June 30, 1997, 136,374 shares in the aggregate, 5.84% of the outstanding shares of AARP Bond Fund for Income were held in the name of SS&C Investment Corporation, 345 Park Avenue, New York, NY 10154, who may be deemed to be the beneficial owner of certain of these shares, but disclaims any beneficial ownership therein.

     As of June 30, 1997, 52,687 shares in the aggregate, 19.39% of the outstanding shares of AARP Bond Fund for Income were held in the name of State Street Bank & Trust Co., Custodian of AARP Diversified Growth Portfolio, One Heritage Drive, Quincy, MA 02171, who may be deemed to be the beneficial owner of certain of these shares, but disclaims any beneficial ownership therein.

     As of June 30, 1997, 133,333 shares in the aggregate, 9.38% of the outstanding shares of AARP U.S. Stock Index Fund were held in the name of American Association of Retired Persons, AARP Membership Division, 601 E Street NW, Washington, D.C. 20049, who may be deemed to be the beneficial owner of certain of these shares, but disclaims any beneficial ownership therein.

     As of June 30, 1997, 211,042 shares in the aggregate, 14.85% of the outstanding shares of AARP U. S. Stock Index Fund were held in the name of State Street Bank & Trust Co., Custodian for AARP Diversified Growth Portfolio, One Heritage Drive, Quincy, MA 02171, who may be deemed to be the beneficial owner of certain of these shares, but disclaims any beneficial ownership therein.

     As of June 30, 1997, 100,292 shares in the aggregate, 7.06% of the outstanding shares of AARP U.S. Stock Index Fund were held in the name of State Street Bank & Trust Co., Custodian for AARP AARP Diversified Income Portfolio, One Heritage Drive, Quincy, MA 02171, who may be deemed to be the beneficial owner of certain of these shares, but disclaims any beneficial ownership therein.

     As of June 30, 1997, 201,307 shares in the aggregate, 14.17% of the outstanding shares of AARP U.S. Stock Index Fund were held in the name of SS&C Investment Corporation, 345 Park Avenue, New York, NY 10154, who may be deemed to be the beneficial owner of certain of these shares, but disclaims any beneficial ownership therein.

     As of June 30, 1997, 153,035 shares in the aggregate, 19.82% of the outstanding shares of AARP International Stock Fund were held in the name of State Street Bank & Trust Co., Custodian for AARP Diversified Growth Portfolio, One Heritage Drive, Quincy, MA 02171, who may be deemed to be the beneficial owner of certain of these shares, but disclaims any beneficial ownership therein.

     As of June 30, 1997, 146,019 shares in the aggregate, 10.04% of the outstanding shares of AARP Small Company Stock Fund were held in the name of State Street Bank & Trust Co., Custodian for AARP Diversified Growth Portfolio, One Heritage Drive, Quincy, MA 02171, who may be deemed to be the beneficial owner of certain of these shares, but disclaims any beneficial ownership therein.

     To the best of each Trust's knowledge, as of June 30, 1997, no person owned beneficially more than 5% of any Fund's outstanding shares, except as stated above.

RESPONSIBILITIES OF THE BOARD -- BOARD AND COMMITTEE MEETINGS

     The Board of Trustees of each Trust is responsible for the general oversight of Fund business. A majority of the Board's members are not affiliated with Scudder or AARP (the "Non-interested Trustees"). These Non-interested Trustees have primary responsibility for assuring that the Fund is managed in the best interests of its shareholders.

     Each Board of Trustees meets at least quarterly to review the investment performance of the Funds and other operational matters, including policies and procedures designated to assure compliance with various regulatory requirements. At least annually, the Non-interested Trustees review the fees paid to the Investment Manager and its affiliates for investment advisory services and other administrative and shareholder services. In this regard, they evaluate, among other things, each Fund's investment performance, the quality and efficiency of the various other services provided, costs incurred by the Investment Manager and its affiliates, and comparative information regarding fees and expenses of competitive funds. They are assisted in this process by the Fund's independent public accountants and by independent legal counsel selected by the Non-interested Trustees. In addition, the Non-interested Trustees from time to time have established and served on task forces and subcommittees focusing on particular matters such as investment, accounting and shareholder service issues.

     The Board of each Trust has both an Audit Committee and a Committee on Independent Trustees, the responsibilities of which are described below.

AUDIT COMMITTEE

     The Board of each Trust has an Audit Committee consisting of the Non-interested Trustees. The Audit Committee reviews with management and the independent accountants for each Fund, among other things, the scope of the audit and the controls of each Fund and its agents, reviews and approves in advance the type of services to be rendered by independent accountants, recommends the selection of independent accountants for each Fund to the Board and, in general, considers and reports to the Board on matters regarding each Fund's accounting and bookkeeping practices.

COMMITTEE ON INDEPENDENT TRUSTEES

     The Board of each Trust has a Committee on Independent Trustees consisting of all the Non-interested Trustees. The Committee is charged with the duty of making all nominations for Non-interested Trustees and consideration of other related matters. Shareholders' recommendations as to nominees received by management are referred to the Committee for its consideration and action.

     The following chart sets forth the number of meetings of the Board, the Audit Committee and the Committee on Independent Trustees of each Trust during the calendar year 1996. Each then current Trustee attended at least 75% of the total number of meetings of each Board and committee on which they served as regular members that were held during that period, except Mr. Deets who attended 60% of the meetings of the Board and Executive Committee of AARP Growth Trust.

                  NUMBER OF BOARD AND COMMITTEE MEETINGS HELD
                          DURING THE FISCAL YEAR 1996

                                                                                      COMMITTEE ON
                                                               BOARD OF     AUDIT     INDEPENDENT
                                                               TRUSTEES   COMMITTEE     TRUSTEES
                         NAME OF TRUST                         MEETINGS   MEETINGS      MEETINGS
-----------------------------------------------------------------------   ---------   ------------
AARP Cash Investment Funds                                         4          1             2
AARP Tax Free Income Trust                                         4          1             2
AARP Growth Trust                                                  5          1             2
AARP Income Trust                                                  4          1             2

EXECUTIVE OFFICERS

     In addition to Ms. Coughlin and Mr. Deets, the following persons are Executive Officers of the Trusts:

                                           PRESENT OFFICE WITH THE TRUST;
                                              PRINCIPAL OCCUPATION OR                        TRUST (YEAR FIRST
       NAME (AGE)                                  EMPLOYMENT(1)                           BECAME AN OFFICER)(2)
-------------------------  --------------------------------------------------------------  ---------------------
Thomas W. Joseph (58)      Vice President; Principal of Scudder, Stevens & Clark, Inc.             1988
David S. Lee (63)          Vice President and Assistant Treasurer; Managing Director of            1984
                           Scudder, Stevens & Clark, Inc.
Thomas F. McDonough (50)   Vice President and Assistant Secretary; Principal of Scudder,           1984
                           Stevens & Clark, Inc.
Pamela A. McGrath (43)     Vice President and Treasurer; Managing Director of Scudder,             1990
                           Stevens & Clark, Inc.
Edward J. O'Connell (52)   Vice President and Assistant Treasurer; Principal of Scudder,           1988
                           Stevens & Clark, Inc.
James W. Pasman (45)       Vice President; Principal of Scudder Stevens & Clark, Inc.              1996
Kathryn L. Quirk (44)      Vice President and Secretary; Managing Director of Scudder,             1991
                           Stevens & Clark, Inc.
Howard S. Schneider (40)   Vice President; Managing Director of Scudder, Stevens & Clark,          1991
                           Inc.
Cornelia M. Small (53)     President; Managing Director of Scudder, Stevens & Clark, Inc.          1984

------------------------------
(1) Unless otherwise stated, all of the Executive Officers have been associated with their respective companies for more than five years, although not necessarily in the same capacity.

(2) The President, Treasurer and Secretary each holds office until his or her successor has been duly elected and qualified, and all other officers hold offices in accordance with the By-laws of the Trust.

COMPENSATION OF TRUSTEES AND OFFICERS

     Scudder supervises each Fund's investments, pays the compensation and certain expenses of its personnel who serve as Trustees and officers of each Trust and receives a management fee for its services. Several of each Trust's officers and Trustees are also officers, Directors, employees or shareholders of Scudder and participate in the fees paid to that firm, although such Trust makes no direct payments to them other than for reimbursement of travel expenses in connection with their attendance at Trustees' and committee meetings.

     The following Compensation Table provides in tabular form the following data:

          Column (1) All Trustees who receive compensation from each Trust.

          Column (2) Aggregate compensation received by each Trustee of each Trust during the calendar year 1996.

          Column (3) Total compensation received by each Trustee from funds managed by Scudder (collectively, the "Fund Complex") during the calendar year 1996.

     The Trustees do not receive any pension or retirement benefits from any Trust.

                               COMPENSATION TABLE

                                                                    (2)
                                                           AGGREGATE COMPENSATION                       (3)
                                               ----------------------------------------------          TOTAL
                                                                         AARP TAX                   COMPENSATION
                                               AARP CASH       AARP        FREE        AARP       FROM THE TRUSTS+
                     (1)                       INVESTMENT     INCOME      INCOME      GROWTH      AND FUND COMPLEX
               NAME OF TRUSTEE                   FUNDS+       TRUST@      TRUST#      TRUST##     PAID TO TRUSTEE
---------------------------------------------  ----------     ------     --------     -------     ----------------
Carole L. Anderson...........................    $3,837       $7,974      $1,854      $3,708            $17,380
                                                                                                       (9 funds)
Adelaide Attard..............................    $  927       $7,274      $1,854      $15,668           $25,730
                                                                                                       (9 funds)
Robert N. Butler, M.D........................    $  752       $7,093      $1,504      $14,371           $23,727
                                                                                                       (9 funds)
Edgar R. Fiedler.............................    $3,337       $6,974      $6,674      $2,508           $108,083**
                                                                                                      (20 funds)
Eugene P. Forrester..........................    $  802       $7,674      $7,974      $3,208            $19,665
                                                                                                       (9 funds)
George L. Maddox, Jr.........................    $  802       $7,674      $7,974      $3,208            $19,665
                                                                                                       (9 funds)
Robert J. Myers..............................    $3,831       $7,658      $1,604      $15,510           $28,610
                                                                                                       (9 funds)
James H. Schulz..............................    $  927       $1,854      $7,274      $15,938           $26,000
                                                                                                       (9 funds)
Gordon Shillinglaw...........................    $3,731       $1,604      $7,458      $15,710          $119,918
                                                                                                      (19 funds)

---------------
 +  AARP Cash Investment Funds consists of one Fund: AARP High Quality Money
    Fund.

@ AARP Income Trust consists of three Funds: AARP GNMA and U.S. Treasury Fund, AARP High Quality Bond Fund, and AARP Bond Fund for Income.*

 # AARP Tax Free Income Trust consists of two Funds: AARP High Quality Tax Free Money Fund and AARP Insured Tax Free General Bond Fund.

## AARP Growth Trust consists of seven Funds: AARP Balanced Stock and Bond Fund,
   AARP U.S. Stock Index Fund,* AARP Growth and Income Fund, AARP Global Growth Fund,* AARP Capital Growth Fund, AARP International Stock Fund,* and AARP Small Company Stock Fund.*

 + AARP Diversified Income Portfolio and AARP Diversified Growth Portfolio, series of AARP Managed Investment Portfolios Trust, commenced operations on February 1, 1997.

 * AARP Global Growth Fund commenced operations on February 1, 1996. AARP Bond Fund for Income, AARP U.S. Stock Index Fund, AARP International Stock Fund, and AARP Small Company Stock Fund commenced operations on February 1, 1997.

** Mr. Fiedler received $40,927 through a deferred compensation program. As of December 31, 1996, Mr. Fiedler had a total of $420,490 accrued over a period of several years in a deferred compensation program for serving on the Boards of Directors of Scudder Institutional Fund, Inc. and Scudder Fund, Inc. over a period of several years.

REQUIRED VOTE

     Election of each of the listed nominees for Trustee requires the affirmative vote of a plurality of the votes of each Trust cast at the Special Meeting in person or by proxy. This means that the twelve nominees receiving the largest number of votes will be elected. The Trustees of each Trust recommend that the shareholders of each Trust vote in favor of each of the nominees listed in this Proposal 4.

                          PROPOSAL 2: APPROVAL OF NEW
                        INVESTMENT MANAGEMENT AGREEMENT

INTRODUCTION

     Scudder acts as the investment manager to each Fund pursuant to investment management agreements entered into by each Fund and Scudder (each a "Current Investment Management Agreement" and, collectively, the "Current Investment Management Agreements"). (Scudder is sometimes referred to in this proxy statement as the "Investment Manager.") On June 26, 1997, Scudder entered into a Transaction Agreement (the "Transaction Agreement") with Zurich Insurance Company ("Zurich") pursuant to which Scudder and Zurich have agreed to form an alliance. Under the terms of the Transaction Agreement, Zurich will acquire a majority interest in Scudder, and Zurich Kemper Investments, Inc. ("ZKI"), a Zurich subsidiary, will become part of Scudder. Scudder's name will be changed to Scudder Kemper Investments, Inc. ("Scudder Kemper"). The foregoing are referred to as the "Transactions." ZKI, a Chicago-based investment adviser and the adviser to the Kemper funds, has approximately $80 billion under management. The headquarters of Scudder Kemper will be in New York. Edmond D. Villani, Scudder's Chief Executive Officer, will continue as Chief Executive Officer of Scudder Kemper and will become a member of Zurich's Corporate Executive Board.

     Consummation of the Transactions would constitute an "assignment," as that term is defined in the 1940 Act, of each Fund's Current Investment Management Agreement with Scudder. As required by the 1940 Act, each of the Current Investment Management Agreements provide for its automatic termination in the event of its assignment. In anticipation of the Transactions, a new investment management agreement (each a "New Investment Management Agreement" and, collectively, the "New Investment Management Agreements" together with the Current Investment Management Agreements, the "Investment Management Agreements") between each Fund and Scudder Kemper is being proposed for approval by shareholders of each Fund. A copy of the form of the New Investment Management Agreement is attached hereto as Exhibit A. THE NEW INVESTMENT MANAGEMENT AGREEMENT FOR EACH FUND IS IN ALL MATERIAL RESPECTS ON THE SAME TERMS AS THE CORRESPONDING CURRENT INVESTMENT MANAGEMENT AGREEMENT. Conforming changes are being recommended to the New Investment Management Agreement in order to promote consistency among all of the funds currently advised by Scudder and to permit ease of administration. The material terms of each Current Investment Management Agreement are described under "Description of the Current Investment Management Agreement" below.

BOARD OF TRUSTEES' RECOMMENDATION

     On August 20, 1997, the Board of each Trust, including Trustees who are not parties to such agreement or "interested persons" (as defined under the 1940
Act) of any such party, voted to approve the New Investment Management Agreements and to recommend their approval to shareholders.

     For information about the Boards' deliberations and the reasons for their recommendation, please see "Board of Trustees' Evaluation" below.

     The Board of each Trust recommends that its shareholders vote in favor of the approval of the New Investment Management Agreement for each Fund.

BOARD OF TRUSTEES' EVALUATION

     On June 26, 1997, representatives of Scudder advised the Non-interested Trustees of each Trust by means of a telephone conference call that Scudder had entered into the Transaction Agreement. At that time, Scudder representatives described the general terms of the proposed Transactions and the perceived benefits for the Scudder organization and for its investment advisory clients.

     Scudder subsequently furnished the Non-interested Trustees additional information regarding the proposed Transactions, including information regarding the terms of the proposed Transactions, and information regarding the Zurich and ZKI organizations. In a series of subsequent telephone conference calls and in-person meetings, the Non-interested Trustees discussed this information among themselves and with representatives of Scudder and Zurich. They were assisted in their review of this information by their independent legal counsel.

     In the course of these discussions, Scudder advised the Non-interested Trustees that it did not expect that the proposed Transactions would have a material effect on the operations of the Funds or their shareholders. Scudder has advised the Non-interested Trustees that the Transaction Agreement, by its terms, does not contemplate any changes in the structure or operations of the Funds. Scudder representatives have informed the Trustees, that Scudder intends to maintain the separate existence of the funds that Scudder and ZKI manage in their respective distribution channels. Scudder has also advised the Non-interested Trustees that although it expects that various portions of the ZKI organization would be combined with Scudder's operations, the senior executives of Scudder overseeing those operations will remain largely unchanged. It is possible, however, that changes in certain personnel currently involved in providing services to the Funds may result from future efforts to combine the strengths and efficiencies of both firms. In their discussions with the Trustees, Scudder representatives also emphasized the strengths of the Zurich organization and its commitment to provide the new Scudder Kemper organization with the resources necessary to continue to provide high quality services to the Funds and the other investment advisory clients of the new Scudder Kemper organization.

     The Board of each Trust was advised that Scudder intends to rely on Section 15(f) of the 1940 Act, which provides a non-exclusive safe harbor for an investment adviser to an investment company or any of the investment adviser's affiliated persons (as defined under the 1940 Act) to receive any amount or benefit in connection with a change in control of the investment adviser so long as two conditions are met. First, for a period of three years after the transaction, at least 75% of the board members of the investment company must not be "interested persons" of the investment company's investment adviser or its predecessor adviser. On or prior to the consummation of the Transactions, each of the Boards, assuming the election of the nominees that you are being asked to elect in "Proposal 1: Election of Trustees," would be in compliance with this provision of Section 15(f). (See "Proposal 1: Election of Trustees"). Second, an "unfair burden" must not be imposed upon the investment company as a result of such transaction or any express or implied terms, conditions or understandings applicable thereto. The term "unfair burden" is defined in
Section 15(f) to include any arrangement during the two-year period after the transaction whereby the investment adviser, or any interested person of any such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its shareholders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for such investment company). No such compensation agreements are contemplated in connection with the Transactions. Scudder has undertaken to pay the costs of preparing and distributing proxy materials to, and of holding the meeting of, the Funds' shareholders as well as other fees and expenses in connection with the Transactions, including the fees and expenses of legal counsel and consultants to the Funds and the Non-interested Trustees.

     During the course of their deliberations, the Non-interested Trustees considered a variety of factors, including the nature, quality and extent of the services furnished by Scudder to the Funds; the necessity of Scudder maintaining and enhancing its ability to retain and attract capable personnel to serve the Funds; the investment record of Scudder in managing the Funds; the increased complexity of the domestic and international securities markets; Scudder's profitability from advising the Funds; possible economies of scale; comparative data as to investment performance, advisory fees and other fees, including administrative fees, and expense ratios; the risks assumed by Scudder; the advantages and possible disadvantages to the Funds of having an adviser of the Funds which also serves other investment companies as well as other accounts; possible benefits to Scudder from serving as manager to the Funds and from affiliates of Scudder serving the Funds in various other capacities; current and developing conditions in the financial services industry, including the entry into the industry of large and well capitalized companies which are spending and appear to be prepared to continue to spend substantial sums to engage personnel and to provide services to competing investment companies; and the financial resources of Scudder and the continuance of appropriate incentives to assure that Scudder will continue to furnish high quality services to the Funds.

     In addition to the foregoing factors, the Non-interested Trustees gave careful consideration to the likely impact of the Transactions on the Scudder organization. In this regard, the Non-interested Trustees considered, among other things, the structure of the Transactions which affords Scudder executives substantial autonomy over Scudder's operations and provides substantial equity participation and incentives for many Scudder employees; Scudder's and Zurich's commitment to Scudder's paying compensation adequate to attract and retain top quality personnel; Zurich's strategy for the development of its asset management business through Scudder; information regarding the financial resources and business reputation of Zurich; and the complementary nature of various aspects of the business of Scudder and the Zurich Kemper organization. Based on the foregoing, the Non-interested Trustees concluded that the Transactions should cause no reduction in the quality of services provided to the Funds and believe that the Transactions should enhance Scudder's ability to provide such services. The Non-interested Trustees considered the foregoing factors with respect to each of the Funds.

     On August 20, 1997, the Trustees of each Trust, including the Non-interested Trustees of each Trust approved the New Investment Management Agreement.

INFORMATION CONCERNING THE TRANSACTIONS AND ZURICH

     Under the Transaction Agreement, Zurich will pay $866.7 million in cash to acquire two-thirds of Scudder's outstanding shares and will contribute ZKI to Scudder for additional shares, following which Zurich will have a 79.1% fully diluted equity interest in the combined business. Zurich will then transfer a 9.6% fully diluted equity interest in Scudder Kemper to a compensation pool for the benefit of Scudder and ZKI employees, as well as cash and warrants on Zurich shares for award to Scudder employees, in each case subject to five-year vesting schedules. After giving effect to the Transactions, current Scudder stockholders will have a 29.6% fully diluted equity interest in Scudder Kemper and Zurich will have a 69.5% fully diluted interest in Scudder Kemper. Scudder's name will be changed to Scudder Kemper Investments, Inc.

     The purchase price for Scudder or for ZKI in the Transactions is subject to adjustment based on the impact to revenues of non-consenting clients, and will be reduced if the annualized investment management fee revenues (excluding the effect of market changes, but taking into account new assets under management) from clients at the time of closing, as a percentage of such revenues as of June 30, 1997 (the "Revenue Run Rate Percentage"), is less than 90%.

     At the closing, Zurich and the other stockholders of Scudder Kemper will enter into a Second Amended and Restated Security Holders Agreement (the "New SHA"). Under the New SHA, Scudder stockholders will be entitled to designate three of the seven members of the Scudder Kemper board of directors and two of the four members of an Executive Committee, which will be the primary management-level committee of Scudder Kemper. Zurich will be entitled to designate the other four members of the Scudder Kemper board and other two members of the Executive Committee.

     The names, addresses and principal occupations of the initial Scudder-designated directors of Scudder Kemper are as follows: Lynn S. Birdsong, 345 Park Avenue, New York, New York, Managing Director of Scudder; Cornelia M. Small, 345 Park Avenue, New York, New York, Managing Director of Scudder; and Edmond D. Villani, 345 Park Avenue, New York, New York, President, Chief Executive Officer and Managing Director of Scudder.

     The names, addresses and principal occupations of the initial Zurich-designated directors of Scudder Kemper are as follows: Lawrence W. Cheng, Mythenquai 2, Zurich, Switzerland, Chief Investment Officer for Investments and Institutional Asset Management and the corporate functions of Securities and Real Estate for Zurich; Steven M. Gluckstern, Mythenquai 2, Zurich, Switzerland, responsible for Reinsurance, Structured Finance, Capital Market Products and Strategic Investments, and a member of the Corporate Executive Board of Zurich; Rolf Hueppi, Mythenquai 2, Zurich, Switzerland, Chairman of the Board and Chief Executive Officer of Zurich; and Markus Rohrbasser, Mythenquai 2, Zurich, Switzerland, Chief Financial Officer and member of the Corporate Executive Board of Zurich.

     The initial Scudder-designated Executive Committee members will be Messrs. Birdsong and Villani (Chairman). The initial Zurich-designated Executive Committee members will be Messrs. Cheng and Rohrbasser.

     The New SHA requires the approval of a majority of the Scudder-designated directors for certain decisions, including changing the name of Scudder Kemper, effecting an initial public offering before April 15, 2005, causing Scudder Kemper to engage substantially in non-investment management and related business, making material acquisitions or divestitures, making material changes in Scudder Kemper's capital structure, dissolving or liquidating Scudder Kemper, or entering into certain affiliated transactions with Zurich. The New SHA also provides for various put and call rights with respect to Scudder Kemper stock held by current Scudder employees, limitations on Zurich's ability to purchase other asset management companies outside of Scudder Kemper, rights of Zurich to repurchase Scudder Kemper stock upon termination of employment of Scudder Kemper personnel, and registration rights for stock held by continuing Scudder stockholders.

     The Transactions are subject to a number of conditions, including approval by Scudder stockholders; the Revenue Run Rate Percentages of Scudder and ZKI being at least 75%; Scudder and ZKI having obtained director and shareholder approvals from U.S.-registered funds representing 90% of assets of such funds under management as of June 30, 1997; the absence of any restraining order or injunction preventing the Transactions, or any litigation challenging the Transactions that is reasonably likely to result in an injunction or invalidation of the Transactions; and the continued accuracy of the representations and warranties contained in the Transaction Agreement. The Transactions are expected to close during the fourth quarter of 1997.

     The information set forth above concerning the Transactions has been provided to the Trusts by Scudder, and the information set forth below concerning Zurich has been provided to the Trusts by Zurich.

     Founded in 1872, Zurich is a multinational, public corporation organized under the laws of Switzerland. Its home office is located at Mythenquai 2, 8002 Zurich, Switzerland. Historically, Zurich's earnings have resulted from its operations as an insurer as well as from its ownership of its subsidiaries and affiliated companies (the "Zurich Insurance Group"). Zurich and the Zurich Insurance Group provide an extensive range of insurance products and services, and have branch offices and subsidiaries in more than 40 countries throughout the world. Zurich Insurance Group is particularly strong in the insurance of international companies and organizations. Over the past few years, Zurich's global presence, particularly in the United States, has been strengthened by means of selective acquisitions.

DESCRIPTION OF THE CURRENT INVESTMENT MANAGEMENT AGREEMENTS

     Under each Current Investment Management Agreement, Scudder provides each Fund with continuing investment management services. The Investment Manager also determines which securities shall be purchased, held, or sold, and what portion of each Fund's assets shall be held uninvested, subject to each Trust's Declaration of Trust, By-Laws, investment policies and restrictions, the provisions of the 1940 Act, and such policies and instructions as the Trustees may determine.

     Each Current Investment Management Agreement provides that the Investment Manager will provide portfolio management services, place portfolio transactions in accordance with policies expressed in each Fund's registration statement, pay each Fund's office rent, render significant administrative services on behalf of each Fund (not otherwise provided by third parties) necessary for each Fund's operating as an open-end investment company including, but not limited to, preparing reports to and meeting materials for each Trust's Board of Trustees and reports and notices to Fund shareholders; supervising, negotiating contractual arrangements with, to the extent appropriate, and monitoring the performance of various third-party and affiliated service providers to each Fund (such as each Fund's transfer and pricing agents, fund accounting agent, custodian, accountants and others) and other persons in any capacity deemed necessary or desirable to Fund operations; preparing and making filings with the Securities and Exchange Commission (the "SEC" or the "Commission") and other regulatory and self-regulatory organizations, including but not limited to, preliminary and definitive proxy materials, post-effective amendments to the Registration Statement, semi-annual reports on Form N-SAR and notices pursuant to Rule 24f-2 under the 1940 Act; overseeing the tabulation of proxies by each Fund's transfer agent; assisting in the preparation and filing of each Fund's federal, state and local tax returns; preparing and filing each Fund's federal excise tax returns pursuant to Section 4982 of the Internal Revenue Code of 1986, as amended; providing assistance with investor and public relations matters; monitoring the valuation of portfolio securities and the calculation of net asset value; monitoring the registration of shares of each Fund under applicable federal and state securities laws; maintaining or causing to be maintained for each Fund all books, records and reports and any other information required under the 1940 Act, to the extent such books, records and reports and other information are not maintained by each Fund's custodian or other agents of each Fund; assisting in establishing accounting policies of each Fund; assisting in the resolution of accounting issues that may arise with respect to each Fund's operations and consulting with each Fund's independent accountants, legal counsel and each Fund's other agents as necessary in connection therewith; establishing and monitoring each Fund's operating expense budgets; reviewing each Fund's bills; processing the payment of bills that have been approved by an authorized person; assisting each Fund in determining the amount of dividends and distributions available to be paid by each Fund to its shareholders, preparing and arranging for the printing of dividend notices to shareholders, and providing the transfer and dividend paying agent, the custodian, and the accounting agent with such information as is required for such parties to effect the payment of dividends and distributions; and otherwise assisting each Fund in the conduct of its business, subject to the direction and control of each Trust's Board of Trustees.

     Each Current Investment Management Agreement also provides that the Investment Manager is not required to pay any expenses of any activity primarily intended to result in the sale of fund securities if and to the extent that (i) the expenses are to be borne by a principal underwriter acting as the distributor; (ii) the Fund has adopted a Rule 12b-1 Plan providing for the assumption of some or all of those expenses; or (iii) the expenses are required to be borne by Scudder pursuant to the Investment Company Services Agreement dated October 9, 1984 among the American Association of Retired Persons, AARP/Scudder Financial Management Company and the Investment Manager.

     Under each Current Investment Management Agreement, each Fund is responsible for other expenses, including organizational expenses (including out-of-pocket expenses, but not including the Investment Manager's overhead or employee costs); brokers' commissions or other costs of acquiring or disposing of any portfolio securities of each Fund; legal, auditing and accounting expenses; payment for portfolio pricing or valuation services to pricing agents, accountants, bankers and other specialists, if any; taxes and governmental fees; the fees and expenses of each Fund's transfer agent; expenses of preparing share certificates and any other expenses, including clerical expenses, of issuance, offering, distribution, sale, redemption or repurchase of shares; the expenses of and fees for registering or qualifying securities for sale; the fees and expenses of Non-interested Trustees; the cost of printing and distributing reports, notices and dividends to current shareholders; and the fees and expenses of each Fund's custodians, subcustodians, accounting agent, dividend disbursing agents and registrars. Each Fund may arrange to have third parties assume all or part of the expenses of sale, underwriting and distribution of shares of each Fund. Each Fund is also responsible for expenses of shareholders' and other meetings, the cost of responding to shareholders' inquiries, and its expenses incurred in connection with litigation, proceedings and claims and the legal obligation it may have to indemnify officers and Trustees of each Trust with respect thereto. Each Fund is also responsible for the maintenance of books and records which are required to be maintained by each Fund's custodian or other agents of each Trust; telephone, telex, facsimile, postage and other communications expenses; any fees, dues and expenses incurred by each Fund in connection with membership in investment company trade organizations; expenses of printing and mailing prospectuses and statements of additional information of each Fund and supplements thereto to current shareholders; costs of stationery; fees payable to the Investment Manager and to any other Fund advisors or consultants; expenses relating to investor and public relations; interest charges, bond premiums and other insurance expense; freight, insurance and other charges in connection with the shipment of each Fund's portfolio securities; and other expenses.

     The Investment Manager is responsible for the payment of the compensation and expenses of all Trustees, officers and executive employees of each Fund (including each Fund's share of payroll taxes) affiliated with the Investment Manager and making available, without expense to each Fund, the services of such Trustees, officers and employees as may duly be elected officers of each Trust, subject to their individual consent to serve and to any limitations imposed by law. Each Fund is responsible for the fees and expenses (specifically including travel expenses relating to Fund business) of Trustees not affiliated with the Investment Manager. Under each Current Investment Management Agreement, the Investment Manager also pays each Fund's share of payroll taxes, as well as expenses, such as travel expenses (or an appropriate portion thereof), of Trustees and officers of each Trust who are directors, officers or employees of the Investment Manager, except to the extent that such expenses relate to attendance at meetings of the Board of Trustees of each Trust, or any committees thereof or advisers thereto, held outside Boston, Massachusetts or New York, New York. During each Fund's most recent fiscal year, no compensation, direct or otherwise (other than through fees paid to the Investment Manager), was paid or became payable by each Trust to any of its officers or Trustees who were affiliated with the Investment Manager.

     Each Current Investment Management Agreement provides that the Fund pays the Investment Manager a fee for management and administrative services. The management fee consists of two elements: a Base Fee and an Individual Fund Fee. The Base Fee is calculated as a percentage of the combined net assets of all of the AARP Funds. Each Fund pays as its portion of the Base Fee an amount equal to the ratio of its daily net assets to the daily net assets of all of the AARP Funds. Specifically, for the first $2 billion in assets, the annual base fee rate is 0.35%; for the next $2 billion, 0.33%; for the next $2 billion, 0.30%; for the next $2 billion, 0.28%; for the next $3 billion, 0.26%; for the next $3 billion, 0.25%; and thereafter, 0.24%.

     In addition to the Base Fee, each Fund pays an Individual Fund Fee based on its net assets. The Individual Fund Fee recognizes the different characteristics of each Fund, the varying levels of complexity of investment research and securities trading required to manage each Fund, as well as the relative value added by the Investment Manager. For AARP Cash Investment Funds, the Investment Manager receives 0.10% for AARP High Quality Money Fund. For AARP Growth Trust, the Investment Manager receives 0.19% for AARP Growth and Income Fund, 0.32% for AARP Capital Growth Fund, and 0.19% for AARP Balanced Stock and Bond Fund; 0.00% for AARP Stock Index Fund; 0.55% for AARP Global Growth Fund; 0.60% for AARP International Stock Fund; and 0.55% for AARP Small Company Stock Fund. For AARP Income Trust, the Investment Manager receives 0.12% for AARP GNMA and U.S. Treasury Fund, and 0.19% for AARP High Quality Bond Fund and 0.28% for AARP Bond Fund for Income. For AARP Tax-Free Income Trust, the Investment Manager receives 0.10% for AARP High Quality Tax Free Money Fund, and 0.19% for AARP Insured Tax Free General Bond Fund.

     As of the end of each Fund's last fiscal year ended September 30, 1996, each Fund had net assets and paid an aggregate management fee to the Investment Manager during such period as set forth below.

                                                                                                         AGGREGATE
                                                                                            NET         MANAGEMENT
                                        FUNDS                                              ASSETS        FEE PAID
-------------------------------------------------------------------------------------  --------------   -----------
AARP CASH INVESTMENT FUNDS
  AARP High Quality Money Fund.......................................................  $  412,126,193   $1,552,929
AARP GROWTH TRUST*
  AARP Growth and Income Fund........................................................  $4,218,983,398   $17,423,770
  AARP Capital Growth Fund...........................................................  $  826,136,713   $4,626,894
  AARP Balanced Stock and Bond Fund..................................................  $  403,179,939   $1,560,129
  AARP Global Growth Fund............................................................  $   77,651,978   $  266,155
AARP INCOME TRUST**
  AARP GNMA and U.S. Treasury Fund...................................................  $4,904,439,844   $21,113,592
  AARP High Quality Bond Fund........................................................  $  511,905,166   $2,550,245
AARP TAX FREE INCOME TRUST
  AARP High Quality Tax Free Money Fund..............................................  $  111,264,728   $  453,559
  AARP Insured Tax Free General Bond Fund............................................  $1,755,412,222   $8,665,253

---------------

* AARP U.S. Stock Index Fund, AARP International Stock Fund and AARP Small Company Stock Fund were not in operation during fiscal year 1996.

** AARP Bond Fund for Income was not in operation during fiscal year 1996.

     Each Current Investment Management Agreement further provides that the Investment Manager shall not be liable for any error of judgment or mistake of law or for any loss suffered by any Fund in connection with matters to which such agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Investment Manager in the performance of its duties or from reckless disregard by the Investment Manager of its obligations and duties under such agreement.

     Each Current Investment Management Agreement may be terminated without penalty upon sixty (60) days' written notice by either party. Each Fund may agree to terminate its Current Investment Management Agreement either by the vote of a majority of the outstanding voting securities of the Fund, or by a vote of the Board of Trustees. As stated above, each Current Investment Management Agreement automatically terminates in the event of its assignment.

     Scudder has acted as the Investment Manager for each Fund since each Fund commenced operations as shown below. Also shown below is the date of each Current Investment Management Agreement, the date when each Current Investment Management Agreement was last approved by the Trustees and the shareholders of each Fund and the date to which each Current Investment Management Agreement was last continued. Each Current Investment Management Agreement was last submitted to shareholders prior to its becoming effective, as required by the 1940 Act.*

                                                 DATE OF
                                                 CURRENT
                               COMMENCEMENT     INVESTMENT         LAST APPROVED BY
                                    OF          MANAGEMENT     -------------------------         DATE
            FUND                OPERATIONS      AGREEMENT      TRUSTEES     SHAREHOLDERS     CONTINUED TO
-----------------------------  ------------     ----------     --------     ------------     ------------
AARP High Quality Money Fund      7/22/85         2/1/94        6/25/97        1/13/94          8/31/98
AARP GNMA and U.S. Treasury
  Fund                           11/30/84         2/1/94        6/25/97        1/13/94          8/31/98
AARP High Quality Bond Fund      11/30/84         2/1/94        6/25/97        1/13/94          8/31/98
AARP Bond Fund for Income          2/1/97         2/1/97       12/17/96        1/30/97          8/31/98
AARP High Quality Tax Free
  Money Fund                     11/30/84         2/1/94        6/25/97        1/13/94          8/31/98
AARP Insured Tax Free General
  Bond Fund                      11/30/84         2/1/94        6/25/97        1/13/94          8/31/98
AARP Balanced Stock and Bond
  Fund                             2/1/94         2/1/94        6/25/97        1/13/94          8/31/98
AARP Growth and Income Fund      11/30/84         2/1/94        6/25/97        1/13/94          8/31/98
AARP U.S. Stock Index Fund         2/1/97         2/1/97       12/17/96        1/30/97          8/31/98
AARP Global Growth Fund            2/1/96         2/1/96        6/25/97        1/24/96          8/31/98
AARP Capital Growth Fund         11/30/84         2/1/94        6/25/97        1/13/94          8/31/98
AARP International Stock Fund      2/1/97         2/1/97       12/17/96        1/30/97          8/31/98
AARP Small Company Stock Fund      2/1/97         2/1/97       12/17/96        1/30/97          8/31/98

------------------------------
* An Investment Management Agreement which is changed from a prior agreement solely to reduce the fee payable by the Fund does not require shareholder approval prior to becoming effective. In those cases, the date shown for shareholder approval may be later than the effective date.

THE NEW INVESTMENT MANAGEMENT AGREEMENTS

     The New Investment Management Agreement for each Fund will be dated as of the date of the consummation of the Transactions, which is expected to occur in the fourth quarter of 1997, but in no event later than February 28, 1998. Each New Investment Management Agreement will be in effect for an initial term ending on the same date as would the corresponding Current Investment Management Agreement but for the Transactions, and may continue thereafter from year to year only if specifically approved at least annually by the vote of "a majority of the outstanding voting securities" of each Fund, or by the Board and, in either event, the vote of a majority of the Non-interested Trustees, cast in person at a meeting called for such purpose. In the event that shareholders of a Fund do not approve the New Investment Management Agreement, the corresponding Current Investment Management Agreement will remain in effect until the closing of the Transactions, at which time it would terminate. In such event, the Board of such Fund will take such action as it deems to be in the best interests of each Fund and its shareholders. In the event the Transactions are not consummated, Scudder will continue to provide services to each Fund in accordance with the terms of each Current Investment Management Agreement for such periods as may be approved at least annually by the Board, including a majority of the Non-interested Trustees.

DIFFERENCES BETWEEN THE CURRENT AND NEW INVESTMENT MANAGEMENT AGREEMENTS

     The New Investment Management Agreements are substantially the same as the Current Investment Management Agreements in all material respects. The principal changes that have been made are summarized below. The New Investment Management Agreements reflect conforming changes that have been made in order to promote consistency among all funds currently advised by Scudder and to permit ease of administration. For example, the New Investment Management Agreements for each Fund would update the list of types of services that may be provided by the Investment Manager to include the monitoring of accounting agents. In addition, the New Investment Management Agreements would specify that the Investment Manager is not responsible for payment of the fees and expenses of a Fund's accounting agent. They also propose to add "accounting agents" to the list of service providers to which the Investment Manager must provide information in connection with the payment of dividends and distributions.

     The provision addressing the expenses not required to be paid by the Investment Manager has been simplified. Specifically, the New Investment Management Agreements still provide that the Investment Manager does not pay for expenses required to be borne by the distributor, and that the Funds may assume certain expenses to the extent they have Rule 12b-1 Plans. However, the provision referring to expenses required to be borne by the Investment Manager pursuant to the Investment Company Services Agreement has been deleted. The deletion of that provision from each New Investment Management Agreements does not affect the relative responsibilities of the parties to the Investment Company Services Agreement, but rather permits standardization of the New Investment Management Agreement, and does not, on its face, limit the outside agreements into which the Investment Manager may enter. For example, there is a Member Services Agreement between AARP Financial Services Corporation ("AFSC") and Scudder Kemper providing for payment by Scudder Kemper to AFSC of a monthly member services fee based on net assets of the Funds. That agreement is addressed separately in this proxy statement.

     Other conforming changes include: deletion of the Investment Manager's potential responsibility for monitoring the calculation and payment of distributions to shareholders; and the addition of a provision replacing New York with Massachusetts as the jurisdiction whose laws will govern the New Investment Management Agreement.

INVESTMENT MANAGER

     Scudder is one of the most experienced investment counsel firms in the United States. It was established in 1919 as a partnership and was restructured as a Delaware corporation in 1985. The principal source of Scudder's income is professional fees received from providing continuing investment advice. Scudder provides investment counsel for many individuals and institutions, including insurance companies, endowments, industrial corporations and financial and banking organizations.

     Scudder is a Delaware corporation. Daniel Pierce* is the Chairman of the Board of Scudder, Edmond D. Villani# is President and Chief Executive Officer of Scudder, Stephen R. Beckwith#, Lynn S. Birdsong#, Nicholas Bratt#, E. Michael Brown*, Mark S. Casady*, Linda C. Coughlin*, Margaret D. Hadzima*, Jerard K. Hartman#, Richard A. Holt@, John T. Packard+, Kathryn L. Quirk#, Cornelia M. Small# and Stephen A. Wohler* are the other members of the Board of Directors of Scudder (see footnote for symbol key). The principal occupation of each of the above named individuals is serving as a Managing Director of Scudder.
------------------------------
*  Two International Place, Boston, Massachusetts
# 345 Park Avenue, New York, New York
+ 101 California Street, San Francisco, California

@ Two Prudential Plaza, 180 North Stetson, Suite 5400, Chicago, Illinois All of the outstanding voting and nonvoting securities of Scudder are held of record by Stephen R. Beckwith, Juris Padegs#, Daniel

Pierce and Edmond D. Villani in their capacity as the representatives of the beneficial owners of such securities (the "Representatives"), pursuant to a Security Holders' Agreement among Scudder, the beneficial owners of securities of Scudder and such Representatives. Pursuant to the Security Holders' Agreement, the Representatives have the right to reallocate shares among the beneficial owners from time to time. Such reallocations will be at net book value in cash transactions. All Managing Directors of Scudder own voting and nonvoting stock and all Principals of Scudder own nonvoting stock.

     Directors, officers and employees of Scudder from time to time may enter into transactions with various banks, including the Fund's custodian bank. It is Scudder's opinion that the terms and conditions of those transactions will not be influenced by existing or potential custodial or other Fund relationships.

     Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of Scudder, computes net asset value for each Fund. Scudder Service Corporation ("SSC"), also a subsidiary of Scudder, is the transfer, shareholding and dividend-paying agent for each Fund. Scudder Trust Company ("STC"), an affiliate of Scudder, provides subaccounting and recordkeeping services for shareholder accounts in certain retirement and employee benefit plans. The table below sets forth for each Fund the respective fees paid to SFAC, SSC and STC during the fiscal year of each Fund ended September 30, 1996.

                                                       AGGREGATE FEE     AGGREGATE FEE     AGGREGATE FEE
                                                          PAID TO           PAID TO           PAID TO
                                                        SFAC DURING       SSC DURING        STC DURING
                                                           LAST              LAST              LAST
                        FUND                            FISCAL YEAR       FISCAL YEAR       FISCAL YEAR
-----------------------------------------------------  -------------     -------------     -------------
AARP High Quality Money Fund*                            $  48,622        $  1,526,580          n/a
AARP GNMA and U.S. Treasury Fund*                        $ 480,771        $  7,340,012          n/a
AARP High Quality Bond Fund*                             $  84,969        $  1,586,232          n/a
AARP Bond Fund for Income                                  n/a                n/a               n/a
AARP High Quality Tax Free Money Fund*                   $  30,620        $    304,924          n/a
AARP Insured Tax Free General Bond Fund*                 $ 150,802        $  1,925,762          n/a
AARP Balanced Stock and Bond Fund*                       $  76,639        $    724,796          n/a
AARP Growth and Income Fund                              $ 266,385        $  3,850,612          n/a
AARP U.S. Stock Index Fund                                 n/a                n/a               n/a
AARP Global Growth Fund**                                $  43,116        $    178,759          n/a
AARP Capital Growth Fund                                 $ 103,618        $  1,176,990          n/a
AARP International Stock Fund                              n/a                n/a               n/a
AARP Small Company Stock Fund                              n/a                n/a               n/a

------------------------------
* SFAC assumed responsibility for pricing Fund shares during Fiscal Year 1996. Amounts shown represent fees for less than a one year period.

** Commenced operations February 1, 1996.

     SFAC, SSC and STC will continue to provide fund accounting, transfer agency, subaccounting and recordkeeping services to the Funds under the current arrangements if the New Investment Management Agreements are approved.

     Exhibit B sets forth the fees and other information regarding other investment companies advised by Scudder.

BROKERAGE COMMISSIONS ON PORTFOLIO TRANSACTIONS

     To the maximum extent feasible, Scudder places orders for portfolio transactions through Scudder Investor Services, Inc., Two International Place, Boston, Massachusetts 02110 (the "Distributor") (a corporation registered as a broker/dealer and a subsidiary of Scudder), which in turn places orders on behalf of the Funds with issuers, underwriters or other brokers and dealers. In selecting brokers and dealers with which to place portfolio transactions for a Fund, Scudder will not consider sales of shares of funds currently advised by ZKI, although it may place such transactions with brokers and dealers that sell shares of funds currently advised by ZKI. The Distributor receives no commissions, fees or other remuneration from the Fund for this service. Allocation of portfolio transactions is supervised by Scudder.

REQUIRED VOTE

     Approval of this Proposal as to any Fund requires the affirmative vote of a "majority of the outstanding voting securities" of the Fund. The Trustees of each Trust recommend that the shareholders of each Fund vote in favor of this Proposal 2.

      PROPOSAL 3: APPROVAL OR DISAPPROVAL OF NEW MEMBER SERVICES AGREEMENT

     AARP Financial Services Corporation ("AFSC") provides services to the Trusts and the Funds pursuant to a Member Services Agreement ("Current Agreement") with Scudder, dated February 1, 1994. The Current Agreement was approved by shareholders of each Fund at a meeting held January 13, 1994. By its terms, the Current Agreement has become applicable to subsequently-established Funds of the Trusts, as well. The Current Agreement provides that it may not be assigned by either party, and it may be amended only with approval by a majority of the Trustees, a majority of the Non-Interested Trustees and a majority of the outstanding voting securities of each Fund. Because the Transactions described in Proposal 2 would result in an assignment of the Current Agreement by Scudder, shareholders are being asked to approve a new Member Services Agreement ("New Agreement") that is substantially identical to the Current Agreement, except that the New Agreement will be between AFSC and Scudder Kemper, instead of Scudder. The proposed New Agreement was approved by a majority of the Board of Trustees and of the Non-Interested Trustees of each Trust at a meeting held August 20, 1997. The form of New Agreement is attached as Exhibit C and the description of its terms in this section is qualified in its entirety by reference to Exhibit C.

TERMS OF THE AGREEMENT

     Under the Current Agreement and the New Agreement ("Agreements"), AFSC provides advice and services to Scudder (or Scudder Kemper, as applicable,) aimed at assuring that the Funds and the various products and services offered by the Funds are tailored to the needs of the AARP membership. AFSC's services include: providing "seed money" for the Funds; making AARP directors, officers and staff available to assist in operating the Trusts and to serve as Trustees and officers of the Trusts; and facilitating communications with the AARP membership by, among other things, providing Scudder (or Scudder Kemper, as applicable) with AARP membership lists and access to AARP publications for advertising.

     The Agreements provide that Scudder (or Scudder Kemper, as applicable) shall pay AFSC a fee, calculated daily and payable monthly, at an annual rate of
 .07 of 1% of the average daily net assets of all Funds up to $6 billion. For any month in which those assets are in excess of $6 billion, the fee with respect to such excess assets will be at an annual rate of .06 of 1%, while for any month in which assets exceed $16 billion, the rate will drop to .05 of 1% with respect to such assets in excess of $16 billion. Fees paid to AFSC for the Trusts' fiscal year ended September 30, 1996 were $8,179,069.74.

     Each of the Agreements provides that it will continue in effect from year to year with respect to any particular Fund provided it is approved at least annually by a majority of the Non-Interested Trustees with respect to that Fund and by a majority of the Trustees or of that Fund's outstanding voting securities. If the Agreement is not approved with respect to a particular Fund, it will not take effect with respect to that Fund, but will take effect with respect to those Funds for which it is approved. Each Agreement may be terminated, on 60 days' written notice and without penalty, by AFSC, Scudder (or Scudder Kemper), by the Trustees, or, with respect to any Fund or Trust, by vote of a majority of the outstanding voting securities of that Fund or of each Fund of the Trust, as applicable.

     In determining to approve the New Agreement and recommend that shareholders of the Trusts also approve it, the Trustees reviewed the nature and quality of services provided to the Trusts by AFSC and the value of those services to the Trusts. In evaluating the level of fees paid and payable under the New Agreement, they also considered that benefits, in addition to the fees, might flow to AFSC from its association with the Trusts. They reviewed factors that had led them to recommend the Current Agreement to shareholders for approval at the Trusts' shareholders meeting held January 13, 1994 and to reapprove the Current Agreement annually, and they considered whether any additional matters should be reviewed, in light of subsequent experience.

REQUIRED VOTE

     Approval of this Proposal as to any Fund requires the affirmative vote of a majority of the outstanding voting securities" of the Fund. The Trustees of each Trust recommend that the shareholders of each Fund vote in favor of this Proposal 3.

          PROPOSAL 4: APPROVAL OR DISAPPROVAL OF SUBADVISORY AGREEMENT
                           WITH BANKERS TRUST COMPANY

             (FOR SHAREHOLDERS OF AARP U.S. STOCK INDEX FUND ONLY)

     Scudder has retained Bankers Trust Company as subadviser for the AARP U.S. Stock Index Fund ("Index Fund"), a series of AARP Growth Trust, pursuant to a Subadvisory Agreement dated February 1, 1997. By its terms, the Subadvisory Agreement terminates automatically upon termination of the Current Investment Management Agreement with AARP Growth Trust with respect to the Index Fund. Thus, shareholders of AARP U.S. Stock Index Fund are asked to approve a new Subadvisory Agreement between Scudder Kemper and Bankers Trust Company to take effect upon the effective date of the Scudder-Zurich alliance. The new Subadvisory Agreement would be substantially identical to the existing Subadvisory Agreement, except as described below. The form of new Subadvisory Agreement is attached hereto as Exhibit D and descriptions of that agreement in this section are qualified in their entirety by reference to Exhibit D.

     Under the current Subadvisory Agreement, Bankers Trust is responsible for exercising any voting rights of any securities of the Index Fund. Under the proposed Subadvisory Agreement, Scudder Kemper would be responsible for exercising any voting rights of any securities of the Index Fund.

     Under the terms of the current and proposed Subadvisory Agreements, Bankers Trust Company provides (or would provide) day-to-day portfolio management of Index Fund's assets, including developing and implementing an investment program and strategy appropriate for Index Fund to meet its stated investment objective and placing orders for execution of Index Fund's portfolio transactions. Bankers Trust Company is required to provide transaction reports to Scudder (or Scudder Kemper) and must report to the Trustees and Scudder (or Scudder Kemper) upon request and at the time of any change in investment strategy or tactics. In placing orders for portfolio transactions on behalf of Index Fund, Bankers Trust Company is authorized to cause Index Fund to pay to an unaffiliated broker or dealer commissions that may be higher than those that might be charged by another broker or dealer if such higher commissions are considered by Bankers Trust Company to be reasonable in relation to the value of the research and brokerage services obtained.

     The fees payable to Bankers Trust Company by the Trust on behalf of Index Fund under the current and proposed Subadvisory Agreements, respectively, are at an annual rate of 0.07% of the first $100 million of Index Fund's average net assets, 0.03% of the next $100 million of such assets, and 0.01% of such average net assets in excess of $200 million. For the period from February 1, 1997 to February 1, 1998, Bankers Trust Company has agreed to discount this fee by 15%. Fees paid to

Bankers Trust Company from February 1, 1997 to [JUNE 30, 1997] totaled $26,385.42. Without the discount, such fees would have totaled $31,041.67.

     The current Subadvisory Agreement was reviewed and reapproved by the Trustees, including a majority of the Non-Interested Trustees, to continue until July 1, 1998, at their meeting June 25, 1997. In determining, at their August 20, 1997 meeting, to approve the proposed Subadvisory Agreement and to recommend it for approval by shareholders of Index Fund, the Trustees updated their June review, covering information and considering factors they deemed relevant, including information concerning the growth and performance of Index Fund since its inception February 1, 1997, as well as information on Bankers Trust Company's historic performance in managing index funds compared to other comparable index funds and its strategy in designing and managing Index Fund. They also considered the fees payable by Index Fund for investment advisory and subadvisory services relative to those paid by other comparable funds.

INFORMATION CONCERNING BANKERS TRUST COMPANY

     Bankers Trust Company is a New York banking corporation with principal offices at 130 Liberty Street (One Bankers Trust Plaza), New York, New York 10006, and is a wholly owned subsidiary of Bankers Trust New York Corporation. Bankers Trust Company conducts a variety of general banking and trust activities and is a major wholesale supplier of financial services to the international and domestic institutional market. Bankers Trust Company is one of the largest managers of indexed assets in the U.S. and, with affiliates, provides both active and passive management for over $250 billion in assets globally.

     Following is information concerning Bankers Trust Company's principal executive officer and directors:

                           POSITION WITH BANKERS
      NAME AND AGE             TRUST COMPANY        PRINCIPAL OCCUPATION AND OTHER INFORMATION
-------------------------  ----------------------  ---------------------------------------------
George B. Beitzel          Director                Director of various corporations; retired
Age: 68                                            senior vice president and director of
                                                   International Business Machines Corporation;
                                                   director of Computer Tax Group, Phillips
                                                   Petroleum Company, Caliber Systems, Inc.
                                                   (formerly Roadway Services, Inc.), Rohm and
                                                   Haas Company and TIG Holdings; chairman
                                                   emeritus of Amherst College; and chairman of
                                                   the Colonial Williamsburg Foundation.

Phillip A. Griffiths       Director                Director of Institute for Advanced Study;
Age: 58                                            Chairman of Committee on Science, Engineering
                                                   and Public Policy of the National Academies
                                                   of Sciences and Engineering & the Institute
                                                   of Medicine; member of National Academy of
                                                   Sciences, American Academy of Arts and
                                                   Sciences and American Philosophical Society;
                                                   member and chairman of the Nominations
                                                   Committee and Committee on Science and
                                                   Engineering Indicators, National Science
                                                   Board; and trustee of North Carolina School
                                                   of Science and Mathematics and the Woodward
                                                   Academy; former member of the board of
                                                   directors, Research Triangle Institute.

William R. Howell          Director                Chairman Emeritus of J.C. Penney Company,
Age. 61                                            Inc.; and a director of Exxon Corporation,
                                                   Hallburton Company, Warner-Lambert Company,
                                                   The Williams Companies, Inc. and the National
                                                   Retail Federation.

                           POSITION WITH BANKERS
      NAME AND AGE             TRUST COMPANY        PRINCIPAL OCCUPATION AND OTHER INFORMATION
-------------------------  ----------------------  ---------------------------------------------

Vernon E. Jordan, Jr.      >Director               Senior Partner of Akin, Gump, Strauss, Hauer
Age: 61                                            & Feld, LLP, Attorneys-at-Law, Washington,
                                                   D.C. and Dallas, Texas; former president of
                                                   National Urban League, Inc.; director of
                                                   American Express Company, Dow-Jones, Inc.,
                                                   J.C. Penney Company, Inc., Revlon Group
                                                   Incorporated, Ryder System, Inc., Sara Lee
                                                   Corporation, Union Carbide Corporation and
                                                   Xerox Corporation; and a trustee of Brookings
                                                   Institute, The Ford Foundation and Howard
                                                   University.

Hamish Maxwell             Director                Retired Chairman and Chief Executive Officer
Age: 70                                            of Phillip Morris Companies Inc.; director of
                                                   The News Corporation Limited and Sola
                                                   International Inc., and chairman of WPP Group
                                                   plc.

Frank N. Newman            Chairman of the Board,  Chairman of the Board of Chief Executive
Age: 54                    Chief Executive         Officer and President of the Corporation;
                           Officer, President and  former deputy secretary of the United States
                           Director                Treasury and former vice chairman of the
                                                   board and director of BankAmerica Corporation
                                                   and Bank of America NT&AS; and director of
                                                   Dow-Jones, Inc. and Carnegie Hall.

N.J. Nicholas, Jr.         Director                Investor; former co-chief executive officer
Age: 57                                            of Time Warner Inc.; and director of Boston
                                                   Scientific Corporation and Xerox Corporation.

Russell E. Palmer          Director                Chairman and Chief Executive Officer of The
Age: 62                                            Palmer Group; former Dean of The Wharton
                                                   School, University of Pennsylvania; former
                                                   chief executive officer of Touche Ross & Co.
                                                   (now Deloitte & Touche); director of
                                                   Allied-Signal Inc., Federal Home Loan
                                                   Mortgage Corporation, GTE Corporation, The
                                                   May Department Stores Company and Safeguard
                                                   Scientifics, Inc.; member of advisory board
                                                   of the Controller General of the United
                                                   States; and a trustee of the University of
                                                   Pennsylvania.

Donald L. Staheli          Director                Chairman of the Board and Chief Executive Of-
Age: 68                                            ficer of Continental Grain Company; director
                                                   of Continental Corporation, Prudential Life
                                                   Insurance Company of America, Fresenius
                                                   Medical Care, A.g., America-China Society,
                                                   National Committee on United States-China
                                                   Relations and the New York City Partnership;
                                                   chairman of the U.S.-China Business Council,
                                                   Council on Foreign Relations and the National
                                                   Advisory Council of Brigham Young
                                                   University's Marriott School of Management;
                                                   vice chairman of The Points of Light
                                                   Foundation; and a trustee of the American
                                                   Graduate School of International Management.

Patricia Carry Stewart     Director                Former Vice President of The Edna McConnell
Age:                                               Clark Foundation (a charitable foundation);
                                                   director of CVS Corporation and the Community
                                                   Foundation for Palm Beach and Martin College;
                                                   and a trustee Emirata of Cornell University.

                           POSITION WITH BANKERS
      NAME AND AGE             TRUST COMPANY        PRINCIPAL OCCUPATION AND OTHER INFORMATION
-------------------------  ----------------------  ---------------------------------------------

George J. Vojta            Vice Chairman and       Vice Chairman of the Corporation; director of
Age: 61                    Director                Allicorp S.A., Northwest Airlines, Private
                                                   Export Funding Corp., the New York State
                                                   Banking Board and St. Lukes-Roosevelt
                                                   Hospital Center; a partner of New York City
                                                   Partnership; and chairman of Wharton
                                                   Financial Services Center.

Paul A. Volcker            Director                Director of various corporations; former
Age: 69                                            Chairman and Chief Executive Officer of
                                                   Wolfensohn & Co., Inc.; former Chairman of
                                                   the Board of Governors of the Federal Reserve
                                                   System; director of the American Stock
                                                   Exchange, Nestle S.A., Prudential Insurance
                                                   Company and UAL Corporation; chairman of
                                                   Group of 30; North American Chairman of the
                                                   Trilateral Commission; co-chairman of Bretton
                                                   Woods Committee and U.S./Hong Kong Economic
                                                   Cooperation Committee; director of American
                                                   Council on Germany, the Aspen Institute,
                                                   Council on Foreign Relations and The Japan
                                                   Society; trustee of The American Assembly;
                                                   and member of Senior Advisory Board of The
                                                   Arthritis Foundation.

A.B. Krongard              Vice Chairman and       Chairman of the Board of Directors (since
Age: 60                    Director                1994) and Chief Executive Officer (since
                                                   1991) of Alex. Brown Incorporated; Director
                                                   of the Securities Industry Association;
                                                   Trustee and member of the Executive Committee
                                                   of The Johns Hopkins Health System.

Lee A. Ault, III           Director                Director of Alex. Brown Incorporated; Chief
Age: 60                                            Executive Officer of Telecredit, Inc., Los
                                                   Angeles (merged in 1990 with Equifax, Inc.)
                                                   (since 1974); Director of Equifax; Director
                                                   of Sunrise Medical Inc. and Viking Office
                                                   Products, Inc.

Neil R. Austrian           Director                Director of Alex. Brown Incorporated;
Age: 56                                            President and Chief Operating Officer of the
                                                   National Football League (since 1991); past
                                                   Managing Director of Dillon, Read & Co.,
                                                   Chairman and Chief Executive Officer of
                                                   Showtime/The Movie Channel, and President and
                                                   Chief Executive Officer of Doyle Dane
                                                   Bernbach.

G. Richard Thoman          Director                President and Chief Operating Officer of the
Age: 53                                            Xerox Corporation and a member of its Board
                                                   of Directors (since 1997); past Senior Vice
                                                   President and Chief Financial Officer of the
                                                   IBM Corporation.

     The investment objective of each of the funds advised or subadvised by Bankers Trust Company listed below is to attempt to track the performance of the S&P 500 Composite Stock Price Index.

                                                                         FEES PAYABLE
                                                              ASSETS    TO BTC BEFORE     TOTAL
                                                              3/31/97   REIMBURSEMENT/   EXPENSE
               FUND                  STRUCTURE/RELATIONSHIP    ($MM)     WAIVERS (%)     CAP (%)
----------------------------------  ------------------------  -------   --------------   -------
S&P Index Funds
  Equity 500 Index Portfolio        Master portfolio not                    0.15(1)         0.08
                                    available for direct
                                    purchase
     BT Institutional Equity 500    Feeder fund available to  1,301.4       0.15(2)      0.10(3)
       Index Fund                   institutional investors
                                    through BTC
     BT Pyramid Investment Equity   Feeder fund available to    475.9       0.15(2)      0.25(3)
       500 Index                    retail investors through
                                    BTC
     USAA S&P 500 Index             Feeder fund available to    287.1       0.15(2)      0.18(3)
                                    customers of USAA
     Amer AADV; S&P 500-AMR Class   Feeder fund available to      1.1       0.15(2)      0.50(3)
                                    customers of American
                                    Airlines

     [NOTES]

REQUIRED VOTE

     Approval of this Proposal as to AARP U.S. Stock Index Fund requires the affirmative vote of a "majority of the outstanding voting securities" of the Fund. The Trustees of the Trust recommend that the shareholders of the Fund vote in favor of this Proposal 4.

               PROPOSAL 5: APPROVAL OR DISAPPROVAL OF THE BOARD'S
               DISCRETIONARY AUTHORITY TO CONVERT EACH FUND TO A
                          MASTER/FEEDER FUND STRUCTURE

     If this Proposal 5 is approved by shareholders, the Board could determine that the objectives of a Fund would be achieved more efficiently, while retaining its current distribution arrangements, by investing in a master fund in a master/feeder structure as described below, and in that case cause the Fund to do so without further approval by shareholders. While converting a Fund to a master/feeder fund structure may be desirable given the right opportunity, there are no current plans to effect such a conversion.

     A master/feeder fund structure is one in which a fund (a feeder fund), instead of investing directly in a portfolio of securities, invests all of its investment assets in another investment company (the master fund) with substantially the same investment objectives and policies as the feeder fund. Such a structure permits the pooling of assets of two or more feeder funds in the master fund in an effort to achieve possible economies of scale and efficiencies in portfolio management, while preserving separate identities, management and/or distribution channels at the feeder fund level. An existing investment company could convert to a feeder fund by selling all of its investments, which involves brokerage and other transaction costs and the realization of taxable gain or loss, or by contributing its assets to the master fund and avoiding transaction costs and, if proper procedures are followed, the realization of taxable gain or loss.

     Under each Trust's Declaration of Trust, the affirmative vote of a majority of the outstanding voting securities of a Fund (as defined above) is required to sell or transfer substantially all of the assets of the Fund. One way to convert a Fund to a master/feeder fund structure is through a sale or transfer of assets. Thus, approval of the Board's discretionary authority to convert a Fund to a master/feeder fund structure through a sale or transfer of assets requires, under a conservative interpretation of each Trust's Declaration of Trust, the affirmative vote of a majority of the outstanding voting securities of the Fund.

     A master fund must have the identical investment objective and substantially the same investment policies as its feeder funds. This means that the assets of the master fund are invested in the same types of securities in which its feeder funds are authorized to invest.

     Management of the Trust believes that, generally, the larger the pool of assets being managed the more efficiently and cost-effectively it can be managed. Because a master fund pools the assets of multiple feeder funds, it provides an effective means of creating larger asset pools. Whether the Board would exercise its discretionary authority to convert a Fund to a master/feeder fund structure would depend upon the existence of appropriate opportunities to pool the Fund's assets with those of other feeder funds. The primary motivation for considering a master/feeder fund structure would be to seek to achieve possible economies of scale and efficiencies in portfolio management, while preserving separate identities, management and distribution channels at the feeder level. The Trustees' decision to convert a Fund would be based upon their determination that it would be in the best interests of both the Fund and its shareholders.

     A feeder fund can withdraw its investment in a master fund at any time if its board determines that it is in the best interests of the shareholders to do so or if the investment policies or restrictions of the master fund were changed so that they were inconsistent with the policies and restrictions of the feeder fund. Upon any such withdrawal, the board of the fund would consider what action might be taken, including the investment of all of the assets of the fund in another pooled investment entity having substantially the same investment objectives and policies as the fund or the investment of the fund's assets directly in accordance with its investment objective and policies.

     Shareholders of each Fund will vote separately with respect to this Proposal 5.

REQUIRED VOTE

     Approval of this Proposal 5 by a Fund requires the affirmative vote of a majority of the shares of the Fund. The Trustees of each Trust recommend that shareholders of each Fund vote in favor of the approval of this Proposal 5.

                      PROPOSAL 6: APPROVAL OR DISAPPROVAL
                     OF AN AMENDED AND RESTATED DECLARATION
                            OF TRUST FOR EACH TRUST

     Changes and regulatory developments in the investment company industry have occurred since the current form of each Trust's Declaration of Trust was adopted. Because consummation of the Transactions described in Proposal 2 requires the holding of this Special Meeting, the Trustees of each of the Trusts have determined to seek at the same time shareholder approval of an Amended and Restated Declaration of Trust ("Restated Declaration") designed to reflect those changes and developments. Each Restated Declaration also includes other changes of a minor or clarifying nature. The principal changes in the current Declarations of Trust that would be effected by shareholder approval of the Restated Declarations are described below. A copy of the form of Restated Declaration is attached to this proxy statement as Exhibit E.

           PROPOSAL 6(A): CHANGES TO EACH TRUST'S CURRENT DECLARATION
            OF TRUST THAT REQUIRE A VOTE OF TWO-THIRDS OF SHARES OF
                   THE TRUST OUTSTANDING AND ENTITLED TO VOTE

     MASTER/FEEDER STRUCTURE. A new Section 2.2(i) would be added to give the Trustees the express power to accomplish each Fund's objective by investing all or a portion of its assets in another investment company in a "master/feeder" structure, by transferring assets of the Fund to the other investment company or otherwise, without further shareholder approval. This section of each Restated Declaration would grant to the Trustees power which is similar to that included in Proposal 5, but differs from it as described in the next paragraph.

     A master/feeder structure is described in Proposal 5. Management of each Trust believes the Trustees currently have the power to enter into a master/feeder structure, although a conservative interpretation of the current Declarations of Trust is that shareholder approval is required for the transfer of substantially all of a Fund's assets to a master fund to accomplish that objective. Such a vote is not required to sell all of a Fund's portfolio securities and to purchase its interest in the master fund with the proceeds. The express grant to the Trustees of the power in each Restated Declaration to enter into a master/feeder structure would remove any doubt as to the Trustees' power to transfer assets to a master fund without shareholder approval, and differs from the approval of entry into a master/feeder structure sought in Proposal 5 primarily in that a power contained in any trust's declaration of trust is effective in perpetuity unless the declaration of trust is amended or terminated. Thus, if Proposal 5 is approved but if it were concluded in the future that the approval had lapsed due to the passage of time, the power of the Trustees to enter into a master/feeder structure would nevertheless continue under proposed Section 2.2(i) of the applicable Restated Declaration, if approved.

     SHAREHOLDER VOTING. Under each Restated Declaration, shareholders would continue to have the same rights as they now have to elect and remove Trustees, to further amend the Restated Declaration and to vote on certain other matters.
Section 5.9 would be amended to eliminate shareholder voting under the Declaration with respect to investment advisory or management contracts and Rule 12b-1 plans; each of these matters must be voted on under provisions of the 1940 Act or the rules thereunder, and a separate requirement in the Trust's governing instrument is unnecessary. Each Restated Declaration would also eliminate shareholder voting on a merger, consolidation, sale of assets or incorporation of the Trust. Although the Trustees ordinarily would not expect to take such an action without shareholder approval, there are situations, as with a very small, uneconomical fund, a sufficient number of whose shareholders cannot be located, where Trustee action alone would be in the best interest of shareholders.

REQUIRED VOTE

     Approval of this Proposal 6(A) with respect to each Trust requires the vote of two-thirds of the shares of that Trust outstanding and entitled to vote. If the shareholders of a Trust fail to approve this Proposal 6(A), neither the Restated Declaration for that Trust, if approved, nor that Trust's current Declaration of Trust would be amended as described in this Proposal 6(A). The Trustees of each Trust recommend that the shareholders of each Trust vote in favor of this Proposal 6(A).

           PROPOSAL 6(B): CHANGES TO EACH TRUST'S CURRENT DECLARATION
                     OF TRUST THAT REQUIRE A MAJORITY VOTE

     REDEMPTION OF CERTAIN SHAREHOLDERS' INTERESTS. A new subparagraph (b) would be added to Section 6.6 to give the Trustees the power to redeem a shareholder's interest if the shareholder has previously been involved in fraudulent securities transactions. The Trustees anticipate that this power would be exercised only if they believed it was likely that the shareholder might contemplate a fraudulent redemption or take other action to the detriment of other shareholders.

     All other minor and clarifying changes which would be effected by approval of the Restated Declaration are included in this Proposal 6(B).

REQUIRED VOTE

     Approval of this Proposal 6(B) with respect to each Trust requires the affirmative vote of a "majority of the outstanding voting securities" of that Trust, as defined above. The Trustees of each Trust recommend that the shareholders of each Trust vote in favor of this Proposal 6(B).

     If this Proposal 6(B) is approved with respect to any Trust, the Restated Declaration will be adopted for that Trust. The Restated Declaration (or the current Declaration of Trust) of each Trust will include new Section 2.2(i) and the amendments to Section 5.9 only if Proposal 6(A) is also adopted for that Trust.

                   PROPOSAL 7: APPROVAL OR DISAPPROVAL OF THE
              REVISION OF CERTAIN FUNDAMENTAL INVESTMENT POLICIES

     The 1940 Act requires an investment company to have adopted certain specified investment policies which can be changed only by a shareholder vote. Those policies are often referred to as "fundamental" policies. In the past, fundamental policies were adopted by the Trusts on behalf of their Funds, and in some cases amended by vote of the shareholders of the affected Fund, in order to reflect regulatory, business or industry conditions which were in effect at the time the particular action was taken. Because of the opportunity afforded by this Special Meeting, there has been a review of each Fund's fundamental policies with the goal of simplifying, modernizing and making consistent as far as possible the fundamental policies of all open-end investment companies managed by Scudder.

     This Proposal seeks shareholder approval of changes which are intended to accomplish that goal. The proposed changes to each Fund's fundamental policies are discussed in detail below. Please refer to the proposed policies as set forth in Exhibit F.

     Each of the fundamental policies proposed for adoption with respect to each Fund is in an area in which the 1940 Act requires that the Fund adopt a fundamental policy. Except for the policy on borrowing as discussed below, none of the proposed policies differs from the respective Fund's current comparable policy in a material way, although the formulation of the policy may differ from the current one in the interest of uniformity and simplicity. Each Fund's policies with respect to diversification, the issuance of senior securities, and the underwriting of securities issued by others differ from the current policies of each Fund in that the requirements of the 1940 Act, which of course apply, are not spelled out in detail.

     Shareholders will be asked to vote on each proposed fundamental policy separately on the enclosed proxy card.

PROPOSAL 7.1:  DIVERSIFICATION

     Each Fund is a "diversified" fund under the 1940 Act. Under its current diversification policy, each Fund, with respect to 75% of the value of its total assets, may not purchase more than 10% of the voting securities of any one issuer or invest more than 5% of the value of its total assets in the securities of any one issuer, with exceptions for U.S. Government securities, cash and cash equivalents and securities of other investment companies. This restriction is substantially identical to the definition of a diversified fund under the 1940 Act. The applicable policy of AARP High Quality Money Fund and AARP High Quality Tax Free Money Fund also states that the amount of total assets that may be invested in the securities of any one issuer will instead be limited by federal restrictions applicable to money market funds. In light of the provisions of the 1940 Act concerning the requirements of maintaining diversified status as well as the rules applicable to money market funds, the absence or presence of specific references to money market fund regulations, does not, in the opinion of management of the Trusts, change the interpretation of the Funds' diversification policies and, therefore, such reference is unnecessary. Accordingly, the proposed statement that each Fund has elected to be classified as a diversified Fund represents no substantive change in the current diversification policy for any of the Funds.

PROPOSAL 7.2:  BORROWING

     The current policy of each Fund prohibits borrowing money, except as a temporary measure for extraordinary or emergency purposes and not for investment purposes and except in connection with reverse repurchase agreements, provided that the Fund maintains asset coverage of 300% for all borrowings. Under the proposed policy, each Fund would not be limited to borrowing for temporary or emergency purposes; however, if the Trustees determine with respect to any Fund to permit borrowing for other purposes, which they currently do not intend to do, the applicable Fund's disclosure documents would be amended to disclose that fact. Although the Trustees do not currently intend to permit a Fund to borrow for investment leverage purposes, such borrowings would increase the Fund's volatility and the risk of loss in a declining market. Borrowings under reverse repurchase agreements are now permitted, and would be permitted under the proposed policy. The 1940 Act requires borrowings to have 300% asset coverage, which requirement would, therefore, remain unchanged under the proposed policy. Accordingly, therefore, except as stated above, the borrowing policy of each Fund would not be changed by adoption of the proposed policy.

PROPOSAL 7.3:  SENIOR SECURITIES

     The current policy of each Fund prohibits the issuance of senior securities, except in connection with permitted indebtedness and except in connection with the issuance of separate classes or series of shares. The issuance of separate classes or series of shares are not deemed to involve the issuance of senior securities under current policies of the Commission or its staff. Accordingly, management of each Trust believes that it is not necessary to specify those exceptions in the Funds' fundamental policies with regard to senior securities because they are permitted under the 1940 Act.

PROPOSAL 7.4:  CONCENTRATION

     Each Fund's current policy in effect prohibits the purchase of securities if it would result in more than 25% of the market value of the Fund's total assets being invested in securities of one or more issuers having their principal business activities in the same industry, except for U.S. Government securities. There are exceptions for certificates of deposit or bankers' acceptances in the case of AARP High Quality Money Fund and AARP High Quality Tax Free Money Fund, and municipal securities in the case of AARP Growth and Income Fund, AARP High Quality Tax Free Money Fund and AARP Insured Tax Free General Bond Fund, other than, in the case of AARP Growth and Income Fund, pollution control and industrial development bonds. In addition, each of AARP High Quality Tax Free Money Fund and AARP Insured Tax Free General Bond Fund may not purchase private activity bonds if such purchase would cause more than 25% of a Fund's assets to be invested in the securities of one or more issuers in a particular industry. In the case of each Fund, what constitutes an industry for the purposes of this restriction is included in the policy itself. While the 1940 Act does not define what constitutes "concentration" in an industry, the staff of the Commission takes the position that investment of more than 25% of a fund's assets in an industry constitutes concentration. If a fund concentrates in an industry, it must at all times have more than 25% of its assets invested in that industry, and if its policy is not to concentrate, as is the case with each of the Funds, it may not invest more than 25% of its assets in the applicable industry, unless, in either case, the fund discloses the specific conditions under which it will change from concentrating to not concentrating or vice versa. A fund is permitted to adopt reasonable definitions of what constitutes an industry, or it may use standard classifications promulgated by the Commission, or some combination thereof. Under the 1940 Act and applicable interpretations of the Commission or its staff and, therefore, under the proposed policy, municipal governments are not an industry, but private activity bonds are subject to concentration policies (although these are municipal securities). Because a fund may create its own reasonable industry classifications, management of each Trust believes that it is not necessary to include such matters in the fundamental policy of a Fund, and that the adoption of the proposed concentration policy would make no substantive change in the current concentration policy of any Fund.

     The proposed concentration policy of each of AARP High Quality Money Fund and AARP High Quality Tax Free Money Fund reserves freedom of action for that Fund to concentrate in instruments issued by domestic banks, which provision is similar to but broader than the current provisions referred to above with respect to certificates of deposit and bankers' acceptances. The proposed policy is common among money market funds. No change in the operations of AARP High Quality Money Fund and AARP High Quality Tax Free Money Fund is anticipated if the proposed policies are approved.

PROPOSALS 7.5 THROUGH 7.9:  OTHER POLICIES

     Each of the other proposed fundamental policies regarding underwriting of securities (Proposal 7.5), investment in real estate (Proposal 7.6), purchase of physical commodities (Proposal 7.7), lending (Proposal 7.8) and, with respect to AARP High Quality Tax Free Money Fund and AARP Insured Tax Free General Bond Fund, investment in tax-exempt securities (Proposal 7.9) is substantially identical to the current comparable policy of each Fund except that these policies have been reworded or clarified.

REQUIRED VOTE

     Approval of the proposed fundamental policies with respect to any Fund requires the affirmative vote of a majority of the outstanding voting securities, as defined above, of that Fund. If the shareholders of any Fund fail to approve the proposed fundamental policies, the current policies will remain in effect. The Trustees of each Trust recommend that the shareholders of each Fund vote in favor of this Proposal 7.

                     PROPOSAL 8: RATIFICATION OR REJECTION
                  OF THE SELECTION OF INDEPENDENT ACCOUNTANTS

     The Board of Trustees of each of the Trusts, including a majority of the Non-interested Trustees, has selected Price Waterhouse L.L.P. to act as independent accountants for each of the Funds for each Fund's current fiscal year. Price Waterhouse L.L.P. are independent accountants and have advised the Funds that they have no direct financial interest or material indirect financial interest in the Funds. One or more representatives of Price Waterhouse L.L.P. are expected to be present at the Special Meeting and will have an opportunity to make a statement if they so desire. Such representatives are expected to be available to respond to appropriate questions posed by shareholders or management.

REQUIRED VOTE

     Ratification of the selection of independent accountants requires the affirmative vote of a majority of the votes cast at the Special Meeting in person or by proxy. The Trustees of each Trust recommend that the shareholders of the Funds vote in favor of this Proposal 8.

                             ADDITIONAL INFORMATION

GENERAL

     The cost of preparing, printing and mailing the enclosed proxy, and proxy statement and all other costs incurred in connection with the solicitation of proxies, including any additional solicitation made by letter, telephone or telegraph, will be paid by Scudder. In addition to solicitation by mail, certain officers and representatives of each Trust, officers and employees of Scudder and certain financial services firms and their representatives, who will receive no extra compensation for their services, may solicit proxies by telephone, telegram or personally.

     Shareholder Communications Corporation ("SCC") has been engaged to assist in the solicitation of proxies. As the Special Meeting date approaches, certain shareholders of each Fund may receive a telephone call from a representative of SCC if their vote has not yet been received. Authorization to permit SCC to execute proxies may be obtained by telephonic or electronically transmitted instructions from shareholders of each Fund. Proxies that are obtained telephonically will be recorded in accordance with the procedures set forth below. The Trustees believe that these procedures are reasonably designed to ensure that the identity of the shareholder casting the vote is accurately determined and that the voting instructions of the shareholder are accurately determined.

     In all cases where a telephonic proxy is solicited, the SCC representative is required to ask for each shareholder's full name, address, social security or employer identification number, title (if the shareholder is authorized to act on behalf of an entity, such as a corporation), and the number of shares owned and to confirm that the shareholder has received the proxy statement card in the mail. If the information solicited agrees with the information provided to SCC, then the SCC representative has the responsibility to explain the process, read the proposals listed on the proxy card, and ask for the shareholder's instructions on each proposal. The SCC representative, although he or she is permitted to answer questions about the process, is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in the proxy statement. SCC will record the shareholder's instructions on the card. Within 72 hours, the shareholder will be sent a letter or mailgram to confirm his or her vote and asking the shareholder to call SCC immediately if his or her instructions are not correctly reflected in the confirmation.

     If the shareholder wishes to participate in the Special Meeting, but does not wish to give his or her proxy by telephone, the shareholder may still submit the proxy card originally sent with the proxy statement or attend in person. Should shareholders require additional information regarding the proxy or replacement proxy cards, they may contact SCC toll-free at 1-800-733-8481 ext
488. Any proxy given by a shareholder, whether in writing or by telephone, is revocable.

PROPOSALS OF SHAREHOLDERS

     Shareholders wishing to submit proposals for inclusion in a proxy statement for a shareholder meeting subsequent to the Special Meeting, if any, should send their written proposals to the Secretary of the Trust, c/o Scudder, Stevens & Clark, Inc., Two International Place, Boston, Massachusetts 02110, within a reasonable time before the solicitation of proxies for such meeting. The timely submission of a proposal does not guarantee its inclusion.

OTHER MATTERS TO COME BEFORE THE SPECIAL MEETING

     No Board of Trustees is aware of any matters that will be presented for action at the Special Meeting other than the matters set forth herein. Should any other matters requiring a vote of shareholders arise, the proxy in the accompanying form will confer upon the person or persons entitled to vote the shares represented by such proxy the discretionary authority to vote the shares as to any such other matters in accordance with their best judgment in the interest of each Trust and/or Fund.

  PLEASE COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY. NO POSTAGE IS
                    REQUIRED IF MAILED IN THE UNITED STATES.

By order of the Board of Trustees,

Kathryn L. Quirk
Secretary

                                                                       EXHIBIT A

                                  MASTER FORM

                                       OF

                      NEW INVESTMENT MANAGEMENT AGREEMENT

                                                                       EXHIBIT B

                    INVESTMENT OBJECTIVES AND ADVISORY FEES
              FOR FUNDS ADVISED BY SCUDDER, STEVENS & CLARK, INC.

                                                                                                        PROGRAM
           FUND                                 OBJECTIVE                           FEE RATE            ASSETS*
--------------------------   -----------------------------------------------   -------------------   --------------
MONEY MARKET
  Scudder U.S. Treasury      Safety, liquidity, and stability of capital       0.500% of                398,597,054
    Money Fund               and, consistent therewith, current income.        net assets

  Scudder Cash Investment    Stability of capital while maintaining            0.500% to              1,430,623,516
    Trust                    liquidity of capital and providing current        $250 million
                             income from money market securities.              0.450% next
                                                                               $250 million
                                                                               0.400% next
                                                                               $500 million
                                                                               0.350% thereafter
  Scudder Money Market       High level of current income consistent with      0.250% of                384,509,425**
    Series                   preservation of capital and liquidity by          net assets
                             investing in a broad range of short-term money
                             market instruments.
  Scudder Government Money   High level of current income consistent with      0.250% of                 36,794,563**
    Market Series            preservation of capital and liquidity by          net assets
                             investing exclusively in obligations issued or
                             guaranteed by the U.S. Government or its
                             agencies or instrumentalities and in certain
                             repurchase agreements.

TAX FREE MONEY MARKET
  Scudder Tax Free Money     Income exempt from regular federal income taxes   0.500% to                220,245,241
    Fund                     and stability of principal through investments    $500 million
                             in municipal securities.                          0.480% thereafter

  Scudder Tax Free Money     High level of current income consistent with      0.250% of                 79,695,218**
    Market Series            preservation of capital and liquidity exempt      net assets
                             from federal income tax by investing primarily
                             in high quality municipal obligations.

  Scudder California Tax     Stability of capital and the maintenance of a     0.500% of                 68,695,680
    Free Money Fund          constant net asset value of $1.00 per share       net assets
                             while providing California tax payers income
                             exempt from both California personal and
                             regular federal income tax through investment
                             in high quality, short-term tax-exempt
                             California municipal securities.

  Scudder New York Tax       Stability of capital and income exempt from New   0.500% of                 59,538,652
    Free Money Fund          York state and New York City personal income      net assets
                             taxes and regular federal income tax through
                             investment in high quality, short-term
                             municipal securities in New York.

TAX FREE
  Scudder Limited Term Tax   High level of income exempt from regular          0.600% of                123,660,431
    Free Fund                federal income tax consistent with a high         net assets
                             degree of principal stability.

---------------
 * Program assets are shown as of a Fund's most recent fiscal year end unless otherwise indicated.

** Program assets as of 7/31/97.

                                                                                                        PROGRAM
           FUND                                 OBJECTIVE                           FEE RATE            ASSETS*
--------------------------   -----------------------------------------------   -------------------   --------------

  Scudder Medium Term Tax    High level of income exempt from regular          0.600% to                650,504,081
    Free Fund                federal income tax and limited principal          $500 million
                             fluctuation through investment primarily in       0.500% thereafter
                             high grade intermediate term municipal
                             securities.

  Scudder Managed            Income exempt from regular federal income tax     0.550% to                737,422,861
    Municipal Bonds          primarily through investments in high-grade       $200 million
                             long-term municipal securities.                   0.500% next
                                                                               $500 million
                                                                               0.475% thereafter

  Scudder High Yield Tax     High level of income, exempt from regular         0.650% to                293,101,021
    Free Fund                federal income tax, from an actively managed      $300 million
                             portfolio consisting primarily of investment      0.600% thereafter
                             grade municipal securities.

  Scudder California Tax     Income exempt from both California state          0.625% to                288,576,041
    Free Fund                personal income tax and regular federal income    $200 million
                             tax primarily through investment grade            0.600% thereafter
                             municipal securities.

  Scudder Massachusetts      A high level of income exempt from both           0.600% of                 65,505,088
    Limited Term Tax Free    Massachusetts personal income tax and regular     net assets
    Fund                     federal income tax as is consistent with a high
                             degree of price stability.

  Scudder Massachusetts      A high level of income exempt from both           0.600% of                329,842,169
    Tax Free Fund            Massachusetts personal income tax and regular     net assets
                             federal income tax through investment primarily
                             in long-term investment-grade municipal
                             securities in Massachusetts.

  Scudder New York Tax       Income exempt from New York state and New York    0.625% to                180,647,157
    Free Fund                City personal income taxes and regular federal    $200 million
                             income tax through investment primarily in        0.600% thereafter
                             long-term investment-grade municipal securities
                             in New York.

  Scudder Ohio Tax Free      Income exempt from Ohio personal income tax and   0.600% of                 84,109,009
    Fund                     regular federal income tax through investment     net assets
                             primarily in investment-grade municipal
                             securities in Ohio.

  Scudder Pennsylvania Tax   Income exempt from Pennsylvania personal income   0.600% of                 74,177,997
    Free Fund                tax and regular federal income tax through        net assets
                             investment primarily in investment-grade
                             municipal securities in Pennsylvania.
  Scudder Short Term Bond    High level of income consistent with a high       0.600% to              1,468,170,885
    Fund                     degree of principal stability through             $500 million
                             investments primarily in high quality             0.500% next
                             short-term bonds.                                 $500 million
                                                                               0.450% next
                                                                               $500 million
                                                                               0.400% next
                                                                               $500 million
                                                                               0.375% next
                                                                               $1 billion
                                                                               0.350% thereafter

---------------
 * Program assets are shown as of a Fund's most recent fiscal year end unless otherwise indicated.

** Program assets as of 7/31/97.

                                                                                                        PROGRAM
           FUND                                 OBJECTIVE                           FEE RATE            ASSETS*
--------------------------   -----------------------------------------------   -------------------   --------------

  Scudder Zero Coupon 2000   High investment returns over a selected period    0.600% of                 25,440,414
    Fund                     as is consistent with investment in U.S.          net assets
                             Government securities and the minimization of
                             reinvestment risk.

  Scudder GNMA Fund          High current income and safety of principal       0.650% to                383,008,164
                             primarily from investment in U.S. Government      $200 million
                             mortgage-backed GNMA securities.                  0.600% next
                                                                               $300 million
                                                                               0.550% thereafter

  Scudder Income Fund        A high level of income, consistent with the       0.650% to                578,519,502
                             prudent investment of capital, through a          $200 million
                             flexible investment program emphasizing           0.600% next
                             high-grade bonds.                                 $300 million
                                                                               0.550% thereafter

  Scudder High Yield Bond    A high level of current income and capital        0.700% of                 73,523,094
    Fund                     appreciation through investment primarily in      net assets
                             below investment-grade domestic debt
                             securities.

GLOBAL INCOME
  Scudder Global Bond Fund   Total return with an emphasis on current income   0.750% to                217,403,907
                             by investing primarily in high-grade bonds        $1 billion
                             denominated in foreign currencies and the U.S.    0.700% thereafter
                             dollar.

  Scudder International      Income primarily by investing in high-grade       0.850% to                235,993,183
    Bond Fund                international bonds and protection and possible   $1 billion
                             enhancement of principal value by actively        0.800% thereafter
                             managing currency, bond market and maturity
                             exposure and by security selection.

  Scudder Emerging Markets   High current income and, secondarily, long-term   1.000% of                304,607,984
    Income Fund              capital appreciation by investing primarily in    net assets
                             high-yielding debt securities issued in
                             emerging markets.

ASSET ALLOCATION
  Scudder Pathway            Current income and, secondarily, long-term        There will be no          13,928,759***
    Conservative Portfolio   growth of capital by investing substantially in   fee as the Manager
                             bond mutual funds, but will have some exposure    will receive a fee
                             to equity mutual funds.                           from the underlying
                                                                               funds.

  Scudder Pathway Balanced   Balance of growth and income by investing in a    There will be no         167,721,722
    Portfolio                mix of money market, bond and equity mutual       fee as the Manager
                             funds.                                            will receive a fee
                                                                               from the underlying
                                                                               funds.

  Scudder Pathway Growth     Long-term growth of capital by investing          There will be no          42,234,535***
    Portfolio                predominantly in equity mutual funds designed     fee as the Manager
                             to provide long-term growth.                      will receive a fee
                                                                               from the underlying
                                                                               funds.

---------------
 * Program assets are shown as of a Fund's most recent fiscal year end unless otherwise indicated.

** Program assets as of 7/31/97.

                                                                                                        PROGRAM
           FUND                                 OBJECTIVE                           FEE RATE            ASSETS*
--------------------------   -----------------------------------------------   -------------------   --------------

  Scudder Pathway            Maximize total return by investing in a select    There will be no           8,983,598***
    International            mix of established international and global       fee as the Manager
    Portfolio                Scudder Funds.                                    will receive a fee
                                                                               from the underlying
                                                                               funds.

U.S. GROWTH AND INCOME
  Scudder Balanced Fund      A balance of growth and income from a             0.700% of                109,541,542
                             diversified portfolio of equity and fixed         net assets
                             income securities and long-term preservation of
                             capital through a quality oriented investment
                             approach designed to reduce risk.

  Scudder Growth and         Long-term growth of capital, current income and   0.600% to              4,186,481,205
    Income Fund              growth of income primarily from common stocks,    $500 million
                             preferred stocks and securities convertible       0.550% next
                             into common stocks.                               $500 million
                                                                               0.500% next
                                                                               $500 million
                                                                               0.475% next
                                                                               $500 million
                                                                               0.450% next
                                                                               $1 billion
                                                                               0.425% next
                                                                               $1.5 billion
                                                                               0.405% thereafter

U.S. GROWTH
  Scudder Large Company      Maximize long-term capital appreciation through   0.750% to              1,651,459,797
    Value Fund (formerly     a value driven investment program emphasizing     $500 million
    Scudder Capital Growth   common stocks and preferred stocks.               0.650% next
    Fund)                                                                      $500 million
                                                                               0.600% next
                                                                               $500 million
                                                                               0.550% thereafter

  Scudder Value Fund         Long-term growth of capital through investment    0.700% of                 88,874,292
                             in undervalued equity securities.                 net assets

  Scudder Small Company      Long-term growth of capital by investing          0.750% of                 41,187,186
    Value Fund               primarily in undervalued equity securities of     net assets
                             small U.S. companies.

  Scudder Micro Cap Fund     Long-term growth of capital by investing          0.750% of                 72,048,339***
                             primarily in a diversified portfolio of U.S.      net assets
                             micro-cap common stocks.

  Scudder Classic Growth     Long-term growth of capital while keeping the     0.700% of                 33,867,066
    Fund                     value of its shares more stable than other        net assets
                             growth mutual funds.

  Scudder Large Company      Long-term growth of capital through investment    0.700% of                221,253,633
    Growth Fund (formerly    primarily in the equity securities of seasoned,   net assets
    Scudder Quality Growth   financially strong U.S. growth companies.
    Fund)

---------------
 * Program assets are shown as of a Fund's most recent fiscal year end unless otherwise indicated.

** Program assets as of 7/31/97.

                                                                                                        PROGRAM
           FUND                                 OBJECTIVE                           FEE RATE            ASSETS*
--------------------------   -----------------------------------------------   -------------------   --------------

  Scudder Development Fund   Long-term growth of capital by investing          1.000% to                861,564,138
                             primarily in equity securities of emerging        $500 million
                             growth companies.                                 0.950% next
                                                                               $500 million
                                                                               0.900% thereafter

  Scudder 21st Century       Long-term growth of capital by investing          1.000% of                 20,942,531***
    Growth Fund              primarily in the securities of emerging growth    net assets
                             companies poised to be leaders in the 21st
                             century.

GLOBAL GROWTH
  Scudder Global Fund        Long-term growth of capital through investment    Effective 9/11/97:     1,604,465,769
                             in a diversified portfolio of marketable          1.000% to
                             foreign and domestic securities, primarily        $500 million
                             equity securities.                                0.950% next
                                                                               $500 million
                                                                               0.900% next
                                                                               $500 million
                                                                               0.850% thereafter

  Institutional              Long-term growth of capital primarily through a   0.900% of                 17,897,508
    International Equity     diversified portfolio of marketable foreign       net assets
    Portfolio                equity securities.

  Scudder International      Long-term growth of capital and current income    1.000% of                 25,631,898***
    Growth and Income Fund   primarily from foreign equity securities          net assets

  Scudder International      Long-term growth of capital primarily through a   0.900% to              2,583,030,686
    Fund                     diversified portfolio of marketable foreign       $500 million
                             equity securities.                                0.850% next
                                                                               $500 million
                                                                               0.800% next
                                                                               $1 billion
                                                                               0.750% next
                                                                               $1 billion
                                                                               0.700% thereafter

  Scudder Global Discovery   Above-average capital appreciation over the       1.100% of                350,829,980
    Fund                     long- term by investing primarily in the equity   net assets
                             securities of small companies located
                             throughout the world.

  Scudder Emerging Markets   Long-term growth of capital primarily through     1.25% of                  75,793,693
    Growth Fund              equity investments in emerging markets around     net assets
                             the globe.

  Scudder Gold Fund          Maximum return consistent with investing in a     1.000% of                163,932,814
                             portfolio of gold-related equity securities and   net assets
                             gold.

  Scudder Greater Europe     Long-term growth of capital through investment    1.000% of                120,300,058
    Growth Fund              primarily in the equity securities of European    net assets
                             companies.

  Scudder Pacific            Long-term growth of capital primarily through     1.100% of                329,391,540
    Opportunities Fund       investment in the equity securities of Pacific    net assets
                             Basin companies, excluding Japan.

---------------
 * Program assets are shown as of a Fund's most recent fiscal year end unless otherwise indicated.

** Program assets as of 7/31/97.

                                                                                                        PROGRAM
           FUND                                 OBJECTIVE                           FEE RATE            ASSETS*
--------------------------   -----------------------------------------------   -------------------   --------------

  Scudder Latin America      Long-term capital appreciation through            Effective 9/11/97:       621,914,690
    Fund                     investment primarily in the securities of Latin   1.250% to
                             American issuers.                                 $1 billion
                                                                               1.150% thereafter

  The Japan Fund, Inc.       Long-term capital appreciation through            0.850% to                385,963,962
                             investment primarily in equity securities of      $100 million
                             Japanese companies.                               0.750% next
                                                                               $200 million
                                                                               0.700% next
                                                                               $300 million
                                                                               0.650% thereafter

CLOSED-END FUNDS
  The Argentina Fund, Inc.   Long-term capital appreciation through            Advisor:                 117,596,046
                             investment primarily in equity securities of      Effective 11/1/97:
                             Argentine issuers.                                1.100% of
                                                                               net assets
                                                                               Sub-Advisor:
                                                                               Paid by Advisor.
                                                                               0.160% of
                                                                               net assets

  The Brazil Fund, Inc.      Long-term capital appreciation through            1.200% to                417,981,869
                             investment primarily in equity securities of      $150 million
                             Brazilian issuers.                                1.050% next
                                                                               $150 million
                                                                               1.000% thereafter
                                                                               Effective 10/29/97:
                                                                               1.200% to
                                                                               $150 million
                                                                               1.050% next
                                                                               $150 million
                                                                               1.000% next
                                                                               $200 million
                                                                               0.900% thereafter
                                                                               Administrator:
                                                                               Receives an annual
                                                                               fee of $50,000

---------------
 * Program assets are shown as of a Fund's most recent fiscal year end unless otherwise indicated.

** Program assets as of 7/31/97.

                                                                                                        PROGRAM
           FUND                                 OBJECTIVE                           FEE RATE            ASSETS*
--------------------------   -----------------------------------------------   -------------------   --------------

  The Korea Fund, Inc.       Long-term capital appreciation through            Advisor:                 661,690,073
                             investment primarily in equity securities of      1.150% to
                             Korean issuers.                                   $50 million
                                                                               1.100% next
                                                                               $50 million
                                                                               1.000% next
                                                                               $250 million
                                                                               0.950% next
                                                                               $400 million
                                                                               0.900% thereafter
                                                                               Sub-Advisor -
                                                                               Daewoo:
                                                                               Paid by Advisor.
                                                                               0.2875% to
                                                                               $50 million
                                                                               0.275% next
                                                                               $50 million
                                                                               0.250% next
                                                                               $250 million
                                                                               0.2375% next
                                                                               $400 million
                                                                               0.225% thereafter

  The Latin America Dollar   High level of current income and, secondarily,    1.200% of                 94,748,606
    Income Fund, Inc.        capital appreciation through investment           net assets
                             principally in dollar-denominated Latin
                             American debt instruments.

  Montgomery Street Income   High level of current income consistent with      0.500% to                198,465,822
    Securities, Inc.         prudent investment risks through a diversified    $150 million
                             portfolio primarily of debt securities.           0.450% next
                                                                               $50 million
                                                                               0.400% thereafter

  Scudder New Asia Fund,     Long-term capital appreciation through            1.250% to                133,363,686
    Inc.                     investment primarily in equity securities of      $75 million
                             Asian companies.                                  1.150% next
                                                                               $125 million
                                                                               1.100% thereafter

  Scudder New Europe Fund,   Long-term capital appreciation through            1.250% to                266,418,730
    Inc.                     investment primarily in equity securities of      $75 million
                             companies traded on smaller or emerging           1.150% next
                             European markets and companies that are viewed    $125 million
                             as likely to benefit from changes and             1.100% thereafter
                             developments throughout Europe.

  Scudder Spain and          Long-term capital appreciation through            Advisor:                  75,127,194
    Portugal Fund, Inc.      investment primarily in equity securities of      1.000% of
                             Spanish & Portuguese issuers.                     net assets
                                                                               Administrator:
                                                                               0.200% of
                                                                               net assets

  Scudder World Income       High income and, consistent therewith, capital    1.200% of                 54,488,637
    Opportunities Fund,      appreciation.                                     net assets
    Inc.

---------------
 * Program assets are shown as of a Fund's most recent fiscal year end unless otherwise indicated.

** Program assets as of 7/31/97.

                                                                                                        PROGRAM
           FUND                                 OBJECTIVE                           FEE RATE            ASSETS*
--------------------------   -----------------------------------------------   -------------------   --------------
INSURANCE PRODUCTS
  Balanced Portfolio         Balance of growth and income consistent with      0.475% of                 88,342,837
                             long-term preservation of capital through a       net assets
                             diversified portfolio of equity and fixed
                             income securities.

  Bond Portfolio             High level of income consistent with a high       0.475% of                 65,769,421
                             quality portfolio of debt securities.             net assets

  Capital Growth Portfolio   Long-term capital growth from a portfolio         0.475% to                440,481,308
                             consisting primarily of equity securities.        $500 million
                                                                               0.450% thereafter

  Global Discovery           Above-average capital appreciation over the       0.975% of                 16,757,264
    Portfolio                long- term by investing primarily in the equity   net assets
                             securities of small companies located
                             throughout the world.

  Growth and Income          Long-term growth of capital, current income and   0.475% of                 91,091,547
    Portfolio                growth of income.                                 net assets

  International Portfolio    Long-term growth of capital primarily through     0.85% to                 726,038,527
                             diversified holdings of marketable foreign        $500 million
                             equity investments.                               0.75% thereafter

  Money Market Portfolio     Stability of capital and, consistent therewith,   0.370% of                 97,785,626
                             liquidity of capital and current income.          net assets
AARP FUNDS

  AARP High Quality Money    Current income and liquidity, consistent with     0.350% to                412,126,193
    Fund                     maintaining stability and safety of principal,    $2 billion
                             through investment in high quality securities.    0.330% next
                                                                               $2 billion
                                                                               0.300% next
                                                                               $2 billion
                                                                               0.280% next
                                                                               $2 billion
                                                                               0.260% next
                                                                               $3 billion
                                                                               0.250% next
                                                                               $3 billion
                                                                               0.240% thereafter
                                                                               INDIVIDUAL FUND FEE
                                                                               0.100% of
                                                                               net assets

---------------
 * Program assets are shown as of a Fund's most recent fiscal year end unless otherwise indicated.

** Program assets as of 7/31/97.

                                                                                                        PROGRAM
           FUND                                 OBJECTIVE                           FEE RATE            ASSETS*
--------------------------   -----------------------------------------------   -------------------   --------------

  AARP Balanced Stock and    Long-term growth of capital and income,           0.350% to                403,139,939
    Bond Fund                consistent with a stable share price, through     $2 billion
                             investment in a combination of stocks, bonds      0.330% next
                             and cash reserves.                                $2 billion
                                                                               0.300% next
                                                                               $2 billion
                                                                               0.280% next
                                                                               $2 billion
                                                                               0.260% next
                                                                               $3 billion
                                                                               0.250% next
                                                                               $3 billion
                                                                               0.240% thereafter
                                                                               INDIVIDUAL FUND FEE
                                                                               0.190% of
                                                                               net assets

  AARP Capital Growth Fund   Long-term capital growth, consistent with a       0.350% to                826,136,713
                             stable share price, through investment            $2 billion
                             primarily in common stocks and securities         0.330% next
                             convertible into common stocks.                   $2 billion
                                                                               0.300% next
                                                                               $2 billion
                                                                               0.280% next
                                                                               $2 billion
                                                                               0.260% next
                                                                               $3 billion
                                                                               0.250% next
                                                                               $3 billion
                                                                               0.240% thereafter
                                                                               INDIVIDUAL FUND FEE
                                                                               0.320% of
                                                                               net assets
  AARP Global Growth Fund    Long-term growth of capital, consistent with a    0.350% to                 77,651,978
                             stable share price, through investment            $2 billion
                             primarily in a diversified portfolio of equity    0.330% next
                             securities of corporations worldwide.             $2 billion
                                                                               0.300% next
                                                                               $2 billion
                                                                               0.280% next
                                                                               $2 billion
                                                                               0.260% next
                                                                               $3 billion
                                                                               0.250% next
                                                                               $3 billion
                                                                               0.240% thereafter
                                                                               INDIVIDUAL FUND FEE
                                                                               0.550% of
                                                                               net assets

---------------
 * Program assets are shown as of a Fund's most recent fiscal year end unless otherwise indicated.

** Program assets as of 7/31/97.

                                                                       EXHIBIT C

                     FORM OF NEW MEMBER SERVICES AGREEMENT

                                                                       EXHIBIT D

                       FORM OF NEW SUBADVISORY AGREEMENT

                                                                       EXHIBIT E

     Following are proposed amendments, other than non-material clarifying or correcting changes, to be included in each Trust's Amended and Restated Declaration of Trust, as described in the proxy statement. Additions are shown in BOLD TYPE and deletions by a [ ]; language shown as added may be in the current Declaration of Trust in some cases.

     Unless otherwise indicated with respect to particular provisions, the adoption of the Amended and Restated Declaration of Trust for each Trust requires an affirmative vote of a majority of the outstanding voting securities of the Trust as defined in the Investment Company Act of 1940, as amended.

                   PROPOSED AMENDMENTS TO BE INCLUDED IN THE
                   AMENDED AND RESTATED DECLARATION OF TRUST
                           [ ] DATED           , 1997

     Section 2.2.  Investments.

     The Trustees shall have the power:

          (b) [ ] To invest in, hold for investment, or reinvest in, securities, including SHARES OF OPEN-END INVESTMENT COMPANIES; common and preferred stocks; warrants; bonds, debentures, bills, time notes and all other evidences of indebtedness; negotiable or non-negotiable instruments; government securities, including securities of any state, municipality or other political subdivision thereof, or any governmental or quasi-governmental agency or instrumentality; and money market instruments including bank certificates of deposit, finance paper, commercial paper, bankers acceptances and all kinds of repurchase agreements, of any corporation, company, trust, association, firm or other business organization however established, and of any country, state, municipality or other political subdivision, or any governmental or quasi-governmental agency or instrumentality.

          (i) TO INVEST, THROUGH A TRANSFER OF CASH, SECURITIES AND OTHER ASSETS OR OTHERWISE, ALL OR A PORTION OF THE TRUST PROPERTY, OR TO SELL ALL OR A PORTION OF THE TRUST PROPERTY AND INVEST THE PROCEEDS OF SUCH SALES, IN ANOTHER INVESTMENT COMPANY THAT IS REGISTERED UNDER THE 1940 ACT.(+)

     SECTION 2.12.  [ ]ELECTION AND TERM.

     Except for the Trustees named herein or appointed to fill vacancies pursuant to Section 2.14 hereof, the Trustees shall be elected by the Shareholders owning of record a plurality of the Shares voting at a meeting of Shareholders [ ]. Such a meeting shall be held on a date fixed by the Trustees. Except in the event of resignation or removals pursuant to Section 2.13 hereof, each Trustee shall hold office until [ ] SUCH TIME AS LESS THAN A MAJORITY OF THE TRUSTEES HOLDING OFFICE HAVE BEEN ELECTED BY SHAREHOLDERS, AND THEREAFTER UNTIL THE HOLDING OF A SHAREHOLDERS' MEETING AS REQUIRED BY THE NEXT FOLLOWING SENTENCE. IN SUCH EVENT THE TRUSTEES THEN IN OFFICE WILL CALL A SHAREHOLDERS' MEETING FOR THE ELECTION OF TRUSTEES. EXCEPT FOR THE FOREGOING CIRCUMSTANCES, THE TRUSTEES SHALL CONTINUE TO HOLD OFFICE AND MAY APPOINT SUCCESSOR TRUSTEES.

     SECTION 2.16.  SHAREHOLDER VOTE, ETC. NOT REQUIRED.

     NOT REQUIRED. EXCEPT TO THE EXTENT SPECIFICALLY PROVIDED TO THE CONTRARY IN THIS DECLARATION, THE TRUSTEES MAY EXERCISE EACH OF THE POWERS GRANTED TO THEM IN THIS DECLARATION WITHOUT THE VOTE, APPROVAL OR AGREEMENT OF THE SHAREHOLDERS, UNLESS SUCH A VOTE, APPROVAL OR AGREEMENT IS REQUIRED BY THE 1940 ACT OR APPLICABLE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS.

------------------------------

+ Adoption of this Section 2.2(i) requires the affirmative vote of two-thirds of the shares of the Trust outstanding and entitled to vote.

     SECTION 5.9.  [ ]VOTING POWERS.

     The Shareholders shall have power to vote only (i) for the election of Trustees as provided in Section 2.12; (ii) for the removal of Trustees as provided in Section 2.13; (iii) with respect to any [ ] amendment of this Declaration to the extent and as provided in Section 8.3; [ ] (IV) to the same extent as the stockholders of Massachusetts business corporation as to whether or not a court action, proceeding or claim should or should not be brought or maintained derivatively or as a class action on behalf of the Trust or any Series or Class [ ] THEREOF or the Shareholders (provided, however, that a Shareholder of a particular Series or Class shall not be entitled to BRING a derivative or class action on behalf of any other Series or Class (or Shareholder of any other Series or Class) of the Trust); [ ] AND (V) with respect to such additional matters relating to the Trust as may be required by this Declaration, the By-laws or any registration of the Trust as an investment company under the 1940 Act with the Commission (or any successor agency) or as the Trustees may consider necessary or desirable. Each whole Share shall be entitled to one vote as to any matter on which it is entitled to vote and each fractional Share shall be entitled to a proportionate fractional vote, except that the Trustees may, in conjunction with the establishment of any Series or Class of Shares, establish or reserve the right to establish conditions under which the several Series or Classes shall have separate voting rights or [ ] no voting rights. There shall be no cumulative voting in the election of Trustees. Until Shares are issued, the Trustees may exercise all rights of Shareholders and may take any action required by law, this Declaration or the By-laws to be taken by Shareholders. The By-laws may include further provisions for Shareholders' votes and meetings and related matters.(++)

     SECTION 6.2.  PRICE.

     [ ] Shares shall be redeemed at their net asset value, WHICH MAY BE REDUCED BY ANY REDEMPTION FEE AUTHORIZED BY THE TRUSTEES, determined as set forth in
Section 7.1 hereof as of such time as the Trustees shall have theretofore prescribed by resolution. In the absence of such resolution, the redemption price of Shares deposited shall be the net asset value of such Shares next determined as set forth in Section 7.1 hereof after receipt of such application.

     SECTION 6.6.  [ ]REDEMPTION OF SHAREHOLDER'S INTEREST.

     The Trust shall have the right at any time without prior notice to the [ ] SHAREHOLDER to redeem Shares of any [ ] SHAREHOLDER for their then current net asset value per Share if

     (a) at such time the [ ] SHAREHOLDER owns Shares having an aggregate net asset value of less than an amount set from time to time by the Trustees subject to such terms and conditions as the Trustees may approve, and subject to the Trust's giving general notice to all [ ] SHAREHOLDERS of its intention to avail itself of such right, either by publication in the Trust's registration statement, if any, or by such other means as the Trustees may determine, OR [ ]

     (B) [ ] THE TRUSTEES BELIEVE THAT IT IS IN THE BEST INTEREST OF THE TRUST TO DO SO BECAUSE OF PRIOR INVOLVEMENT BY THE SHAREHOLDER IN FRAUDULENT ACTS RELATING TO SECURITIES TRANSACTIONS.

     SECTION 7.2.  DISTRIBUTIONS TO SHAREHOLDERS.

     The Trustees shall from time to time distribute ratably among the Shareholders of the Trust or a Series such proportion of the net profits, surplus (including paid-in surplus), capital, or assets of the Trust or such Series held by the Trustees as they may deem proper. Such distributions may be made in cash or property (including without limitation any type of obligations of the Trust or such Series or any assets thereof), and the Trustees may distribute ratably among the Shareholders additional Shares of the Trust or such Series issuable hereunder in such manner, at such times, and on such terms as the

------------------------------

++ Amendment of this Section 5.9 as set forth above requires the affirmative vote of two-thirds of the shares of the Trust outstanding and entitled to vote.

Trustees may deem proper. Such distributions may be among the Shareholders of record at the time of declaring a distribution or among the Shareholders of record at such other date or time or dates or times as the Trustees shall determine. The Trustees may in their discretion determine that, solely for the [ ] PURPOSES of such distributions, Outstanding Shares shall exclude Shares for which orders have been placed subsequent to a specified time on the date the distribution is declared or on the next preceding day if the distribution is declared as of a day on which Boston banks are not open for business, all as described in the registration statement under the Securities Act of 1933. The Trustees may always retain from the net profits such [ ] AMOUNT AS they may deem necessary to pay the debts or expenses of the Trust or the Series or to meet obligations of the Trust or the [ ] SERIES, or as they may DEEM DESIRABLE TO USE IN THE CONDUCT OF ITS AFFAIRS OR TO retain for future requirements or extensions of the business. The Trustees may adopt and offer to Shareholders such dividend reinvestment plans, cash dividend payout plans or related plans as the Trustees shall deem appropriate. THE ABOVE PROVISIONS MAY BE MODIFIED TO THE EXTENT REQUIRED BY A PLAN ADOPTED BY THE TRUSTEES TO ESTABLISH CLASSES OF SHARES OF THE TRUST OR OF A SERIES.

     Inasmuch as the computation of net income and gains for Federal income tax purposes may vary from the computation thereof on the books, the above provisions shall be interpreted to give the Trustees the power in their discretion to distribute for any fiscal year as ordinary dividends and as capital gains distributions, respectively, additional amounts sufficient to enable the Trust or the Series to avoid or reduce liability for taxes.

     SECTION 8.4.  [ ]MERGER, CONSOLIDATION AND SALE OF ASSETS.

     The Trust or any Series thereof may merge or consolidate with any other corporation, association, trust or other organization or may sell, lease or exchange all or substantially all of the Trust Property or the property of any Series, including its good will, upon such terms and conditions and for such consideration when and as authorized [ ] BY AN INSTRUMENT IN WRITING SIGNED BY A MAJORITY OF THE TRUSTEES.(sec.)

     SECTION 8.5.  [ ] INCORPORATION.

     WHEN AUTHORIZED BY AN INSTRUMENT IN WRITING SIGNED BY A MAJORITY OF THE TRUSTEES, the Trustees may cause to be organized or assist in organizing a corporation or corporations under the laws of any jurisdiction or any other trust, partnership, association or other organization to take over all of the Trust Property or the property of any Series or to carry on any business in which the Trust or the Series shall directly or indirectly have any interest, and to sell, convey and transfer the Trust Property or the property of any Series to any such corporation, trust, association or organization in exchange for the Shares or securities thereof or otherwise, and to lend money to, subscribe for the Shares or securities of, and enter into any contracts with any such corporation, trust, partnership, association or organization, or any corporation, partnership, trust, association or organization in which the Trust or the Series holds or is about to acquire shares or any other interest. The Trustees may also cause a merger or consolidation between the Trust or any Series or any successor thereto and any such corporation, trust, partnership, association or other organization if and to the extent permitted by law, as provided under the law then in effect. Nothing contained herein shall be construed as requiring approval of Shareholders for the Trustees to organize or assist in organizing one or more corporations, trusts, partnerships, associations or other organizations and selling, conveying or transferring a portion of the Trust Property to such organization or entities.**

------------------------------

sec. Amendment of this Section 8.4 as set forth above requires the affirmative vote of two-thirds of the shares of the Trust outstanding and entitled to vote.

** Amendment of this Section 8.5 as set forth above requires the affirmative vote of two-thirds of the shares of the Trust outstanding and entitled to vote.

                                                                       EXHIBIT F

                           AARP CASH INVESTMENT FUNDS
                          AARP HIGH QUALITY MONEY FUND
                               AARP GROWTH TRUST
                       AARP BALANCED STOCK AND BOND FUND
                            AARP CAPITAL GROWTH FUND
                           AARP U.S. STOCK INDEX FUND
                            AARP GLOBAL GROWTH FUND
                          AARP GROWTH AND INCOME FUND
                         AARP INTERNATIONAL STOCK FUND
                         AARP SMALL COMPANY STOCK FUND
                               AARP INCOME TRUST
                           AARP BOND FUND FOR INCOME
                        AARP GNMA AND U.S. TREASURY FUND
                          AARP HIGH QUALITY BOND FUND
                           AARP TAX FREE INCOME TRUST
                     AARP HIGH QUALITY TAX FREE MONEY FUND
                    AARP INSURED TAX FREE GENERAL BOND FUND

7.1 Each Fund has elected to be classified as a diversified series of an open-end investment company:

     In addition, each Fund will not:

7.2 borrow money, except as permitted under the Investment Company Act of 1940, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

7.3 issue senior securities, except as permitted under the Investment Company Act of 1940, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

7.4 concentrate its investments in a particular industry, as that term is used in the Investment Company Act of 1940, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time (except that each of AARP High Quality Money Fund and AARP High Quality Tax Free Money Fund reserves the freedom of action to concentrate its investments in instruments issued by domestic banks);

7.5 engage in the business of underwriting securities issued by others, except to the extent that the Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities;

7.6 purchase or sell real estate, which term does not include securities of companies which deal in real estate or mortgages or investments secured by real estate or interests therein, except that the Fund reserves freedom of action to hold and to sell real estate acquired as a result of the Fund's ownership of securities;

7.7 purchase physical commodities or contracts relating to physical commodities; or

7.8  make loans to other persons, except (i) loans of portfolio securities, and
     (ii) to the extent that entry into repurchase agreements and the purchase of debt instruments or interests in indebtedness in accordance with the Fund's investment objective and policies may be deemed to be loans.

     In addition, each of AARP High Quality Tax Free Money Fund and AARP Insured Tax Free General Bond Fund will:

7.9 have at least 80% of its net assets invested in securities that are exempt from Federal income tax during periods of normal market conditions.

                                 NAME OF TRUST
                                345 PARK AVENUE
                            NEW YORK, NEW YORK 10154

                                                                           , 199

Scudder Kemper Investments, Inc.
345 Park Avenue
New York, New York 10154

                        INVESTMENT MANAGEMENT AGREEMENT

Ladies and Gentlemen:

     [Name of Trust] (the "Trust") has been established as a Massachusetts business trust to engage in the business of an investment company. Pursuant to the Trust's Declaration of Trust, as amended from time-to-time (the "Declaration"), the Board of Trustees has divided the Trust's shares of
beneficial interest, par value $     per share, (the "Shares") into separate
series, or funds (each a "Fund" and, collectively, the "Funds"). Series may be abolished and dissolved, and additional series established, from time to time by action of the Trustees.

     The Trust, on behalf of the Funds, has selected you to act as the sole investment manager of the Funds and for each series that may subsequently be authorized by the Trustees (unless otherwise provided at the time and subject to such conditions and amendments to this Agreement as shall be mutually agreed upon), and to provide certain other services, as more fully set forth below, and you have indicated that you are willing to act as such investment manager and to perform such services under the terms and conditions hereinafter set forth. Accordingly, the Trust on behalf of the Funds agrees with you as follows:

          1. Delivery of Documents. The Trust engages in the business of investing and reinvesting the assets of the Funds in the manner and in accordance with the investment objectives, policies and restrictions specified in the currently effective Prospectus (the "Prospectus") and Statement of Additional Information (the "SAI") relating to each Fund included in the Trust's Registration Statement on Form N-1A, as amended from time to time, (the "Registration Statement") filed by the Trust under the Investment Company Act of 1940, as amended, (the "1940 Act") and the Securities Act of 1933, as amended. Copies of the documents referred to in the preceding sentence have been furnished to you by the Trust. The Trust has also furnished you with copies properly certified or authenticated of each of the following additional documents related to the Trust and the
     Fund:

             (a) The Declaration dated             , 19  , as amended to date.

             (b) By-Laws of the Trust as in effect on the date hereof (the "By-Laws").

             (c) Resolutions of the Trustees of the Trust and the shareholders of the Funds selecting you as investment manager and approving the form of this Agreement.

             (d) Establishment and Designation of Series of Shares of Beneficial
        Interest dated             , 19 relating to the Funds.

          The Trust will furnish you from time to time with copies, properly certified or authenticated, of all amendments of or supplements, if any, to the foregoing, including the Prospectus, the SAI and the Registration Statement.

          2. Portfolio Management Services. As manager of the assets of the Funds, you shall provide continuing investment management of the assets of the Funds in accordance with the investment objectives, policies and restrictions set forth in the Prospectus and SAI; the applicable provisions of the 1940 Act and the Internal Revenue Code of 1986, as amended (the "Code"), relating to regulated investment companies and all rules and regulations thereunder; and all other applicable federal and state laws and regulations of which you have knowledge; subject always to policies and instructions adopted by the Trust's Board of Trustees. In connection therewith, you shall use reasonable efforts to manage each Fund so that it will qualify as a regulated investment company under Subchapter M of the Code and regulations issued thereunder. The Funds shall have the benefit of the investment analysis and research, the review of current economic conditions and trends and the consideration of long-range investment policy generally available to your investment advisory clients. In managing the Funds in accordance with the requirements set forth in this section 2, you shall be entitled to receive and act upon advice of counsel to the Trust or counsel to you. You shall also make available to the Trust promptly upon request all of a Fund's investment records and ledgers as are necessary to assist the Trust in complying with the requirements of the 1940 Act and other applicable laws. To the extent required by law, you shall furnish to regulatory authorities having the requisite authority any information or reports in connection with the services provided pursuant to this Agreement which may be requested in order to ascertain whether the operations of the Trust are being conducted in a manner consistent with applicable laws and regulations.

          You shall determine the securities, instruments, investments, currencies, repurchase agreements, futures, options and other contracts relating to investments to be purchased, sold or entered into by the Funds and place orders with broker-dealers, foreign currency dealers, futures commission merchants or others pursuant to your determinations and all in accordance with Fund policies as expressed in the Registration Statement. You shall determine what portion of each Fund's portfolio shall be invested in securities and other assets and what portion, if any, should be held uninvested.

          You shall furnish to the Trust's Board of Trustees periodic reports on the investment performance of the Funds and on the performance of your obligations pursuant to this Agreement, and you shall supply such additional reports and information as the Trust's officers or Board of Trustees shall reasonably request.

          3. Administrative Services. In addition to the portfolio management services specified above in section 2, you shall furnish at your expense for the use of the Funds such office space and facilities in the United States as the Funds may require for their reasonable needs, and you (or one or more of your affiliates designated by you) shall render to the Trust administrative services on behalf of the Funds necessary for operating as open-end investment companies and not provided by persons not parties to this Agreement including, but not limited to, preparing reports to and meeting materials for the Trust's Board of Trustees and reports and notices to Fund shareholders; supervising, negotiating contractual arrangements with, to the extent appropriate, and monitoring the performance of, accounting agents, custodians, depositories, transfer agents and pricing agents, accountants, attorneys, printers, underwriters, brokers and dealers, insurers and other persons in any capacity deemed to be necessary or desirable to Fund operations; preparing and making filings with the Securities and Exchange Commission (the "SEC") and other regulatory and self-regulatory organizations, including, but not limited to, preliminary and definitive proxy materials, post-effective amendments to the Registration Statement, semi-annual reports on Form N-SAR and notices pursuant to Rule 24f-2 under the 1940 Act; overseeing the tabulation of proxies by the Funds' transfer agent; assisting in the preparation and filing of each Fund's federal, state and local tax returns; preparing and filing each Fund's federal excise tax return pursuant to Section 4982 of the Code; providing assistance with investor and public relations matters; monitoring the valuation of portfolio securities; monitoring the registration of Shares of each Fund under applicable federal and state securities laws; maintaining or causing to be maintained for each Fund all books, records and reports and any other information required under the 1940 Act, to the extent that such books, records and reports and other information are not maintained by the Fund's custodian or other agents of the Fund; assisting in establishing the accounting policies of each Fund; assisting in the resolution of accounting issues that may arise with respect to each Fund's operations and consulting with each Fund's independent account-ants, legal counsel and other agents as necessary in connection therewith; establishing and monitoring each Fund's operating expense budgets; reviewing each Fund's bills; processing the payment of bills that have been approved by an authorized person; assisting each Fund in determining the amount of dividends and distributions available to be paid by each Fund to its shareholders, preparing and arranging for the printing of dividend notices to shareholders, and providing the transfer and dividend paying agent, the custodian, and the accounting agent with such information as is required for such parties to effect the payment of dividends and distributions; and otherwise assisting the Trust as it may reasonably request in the conduct of each Fund's business, subject to the direction and control of the Trust's Board of Trustees. Nothing in this Agreement shall be deemed to shift to you or to diminish the obligations of any agent of a Fund or any other person not a party to this Agreement which is obligated to provide services to the Fund.

          [ ]. [AARP U.S. STOCK INDEX FUND ONLY][In rendering the services required under this Agreement, you may, subject to the legally required approval of the Trust, its shareholders and Trustees, cause such services to be provided by a registered investment adviser or bank (together with Bankers Trust Company, the "Subadvisor") exempt from the registration requirements under the Investment Advisers Act of 1940, as amended, (the "Advisers Act") and receive other assistance from such Subadvisor pursuant to an agreement or agreements and may contract with such other parties as you deem appropriate to obtain information, advice and management services and other assistance, provided that such services shall not be deemed to render such party a registered investment adviser, but any fees, compensation or expenses to be paid to any such party shall be paid by you, and no obligation shall be incurred on the Trust's behalf in any respect.

          [ ]. [AARP U.S. STOCK INDEX FUND ONLY][You hereby acknowledge that the employment of a Subadvisor or other service providers hereunder shall not relieve you of any of your obligations under this Agreement, including your obligations under section 7 of this Agreement. Further, you acknowledge that for purposes of this Agreement, the acts of such Subadvisor or other service provider shall be deemed to be acts of you, the Manager.

          4. Allocation of Charges and Expenses. Except as otherwise specifically provided in this section 4, you shall pay the compensation and expenses of all Trustees, officers and executive employees of the Trust (including each Fund's share of payroll taxes) who are affiliated persons of you, and you shall make available, without expense to the Funds, the services of such of your directors, officers and employees as may duly be elected officers of the Trust, subject to their individual consent to serve and to any limitations imposed by law. You shall provide at your expense the portfolio management services described in section 2 hereof and the administrative services described in section 3 hereof.

          You shall not be required to pay any expenses of a Fund other than those specifically allocated to you in this section 4 [AARP MANAGED INVESTMENT PORTFOLIOS TRUST ONLY] [and under the terms of the Special
     Servicing Agreement dated             , 1997 ("Special Servicing
     Agreement") among you, the Trust, AARP Financial Services Company, Scudder Fund Accounting Corporation, Scudder Service Corporation, Scudder Trust Company, Scudder Investor Services, Inc. and the various funds in which the Portfolios may invest (the "Underlying Funds")]. In particular, but without limiting the generality of the foregoing, you shall not be responsible, except to the extent of the reasonable compensation of such of a Fund's Trustees and officers as are directors, officers or employees of you whose services may be involved, for the following expenses of each Fund: organization expenses of the Fund (including out-of-pocket expenses, but not including your overhead or employee costs); fees payable to you and to any other Fund advisors or consultants; legal expenses; auditing and accounting expenses; maintenance of books and records which are required to be maintained by the Fund's custodian or other agents of the Trust; telephone, telex, facsimile, postage and other communications expenses; taxes and governmental fees; fees, dues and expenses incurred by the Fund in connection with member-ship in investment company trade organizations; fees and expenses of the Fund's accounting agent, custodians, subcustodians, transfer agents, dividend disbursing agents and registrars; payment for portfolio pricing or valuation services to pricing agents, accountants, bankers and other specialists, if any; expenses of preparing share certificates and, except as provided below in this section 4, other expenses in connection with the issuance, offering, distribution, sale, redemption or repurchase of securities issued by the Fund; expenses relating to investor and public relations; expenses and fees of registering or qualifying Shares of the Fund for sale; interest charges, bond premiums and other insurance expense; freight, insurance and other charges in connection with the shipment of the Fund's portfolio securities; the compensation and all expenses (specifically including travel expenses relating to Trust business) of Trustees, officers and employees of the Trust who are not affiliated persons of you; brokerage commissions or other costs of acquiring or disposing of any portfolio securities of the Fund; expenses of printing and distributing reports, notices and dividends to shareholders; expenses of printing and mailing Prospectuses and SAIs of the Fund and supplements thereto; costs of stationery; any litigation expenses; indemnification of Trustees and officers of the Trust; costs of shareholders' and other meetings; and travel expenses (or an appropriate portion thereof) of Trustees and officers of the Trust who are directors, officers or employees of you to the extent that such expenses relate to attendance at meetings of the Board of Trustees of the Trust or any committees thereof or advisors thereto held outside of Boston, Massachusetts or New York, New York.

          [AARP MANAGED INVESTMENT PORTFOLIOS TRUST ONLY][Except as provided in the Special Servicing Agreement,] you shall not be required to pay expenses of any activity which is primarily intended to result in sales of Shares of a Fund if and to the extent that (i) such expenses are required to be borne by a principal underwriter which acts as the distributor of the Fund's Shares pursuant to an underwriting agreement which provides that the underwriter shall assume some or all of such expenses, or (ii) the Trust on behalf of the Fund shall have adopted a plan in conformity with Rule 12b-1 under the 1940 Act providing that the Fund (or some other party) shall assume some or all of such expenses, or (iii) such expenses are required to be borne by Scudder pursuant to section 4 of the Investment Company Services Agreement, dated as of , among American Association of Retired Persons, AARP/Scudder Financial Management Company, and us. You shall be required to pay such of the foregoing sales expenses as are not required to be paid by the principal underwriter pursuant to the underwriting agreement or are not permitted to be paid by the Fund (or some other party) pursuant to such a plan.

          5. Management Fee. [AARP MANAGED INVESTMENT PORTFOLIOS TRUST ONLY] [As you expect to receive additional compensation under the investment management agreements currently between you and the Underlying Funds due to growth in the assets of the Underlying Funds resulting from investments in the Underlying Funds by the Portfolios, you shall not be paid a fee for services described in sections 2 and 3 hereof.]

          [FOR ALL TRUSTS EXCEPT FOR AARP MANAGED INVESTMENT PORTFOLIOS TRUST] For all services to be rendered, payments to be made and costs to be assumed by you as provided in sections 2, 3 and 4 hereof, the Trust on behalf of the Funds shall pay you on the last day of each month the unpaid balance of a fee composed of an asset charge in two parts.

             (a) The asset charge for each calendar day of each year shall be equal to the total of 1/365th ( 1/366th in each leap year) of the amount computed in accordance with paragraphs (b) and (c) below. The computation shall be made for each such day on the basis of net assets as of the close of business of the full business day one (1) business day prior to the day for which the computation is being made. In the case of the suspension of the computation of net asset value, the asset charge for each day during such suspension shall be computed as of the close of business on the last full business day on which the net assets were computed. As used herein, "net assets" as of the close of a full business day shall include all transactions in shares of each Fund recorded on the books of each Fund for that day.

             (b) The base fee rate part of the fee shall be based on the average daily net assets of all funds within the AARP Investment Program from Scudder (the "Program"), including any new fund which may be organized in the future. The base fee rate will be the percent of Program net assets as set forth in the following table.

                                 BASE FEE RATE

        PROGRAM ASSETS                                               ANNUAL RATE AT EACH
          (BILLIONS)                                                     ASSET LEVEL
        ----------------------------------------------------------   --------------------
        First $2..................................................           0.35%
        Next $2...................................................           0.33
        Next $2...................................................           0.30
        Next $2...................................................           0.28
        Next $3...................................................           0.26
        Next $3...................................................           0.25
        Over $14..................................................           0.24

             The portion of the base fee rate which each Fund shall bear will be the same percentage of the base fee rate as its net assets are to the total net assets of all the Program funds.

             (c) The fund fee rate part of the fee shall be [0.10 percent per annum of net assets of AARP High Quality Money Fund, of AARP Cash Investment Funds; 0.12 percent per annum of net assets of AARP GNMA and U.S. Treasury Fund, 0.19 percent per annum of net assets of AARP High Quality Bond Fund, 0.28 percent per annum of net assets of AARP Bond Fund for Income, of AARP Income Trust; 0.10 percent per annum of net assets of AARP High Quality Tax Free Money Fund and 0.19 percent per annum of net assets of AARP Insured Tax Free General Bond Fund, of AARP Tax Free Income Trust; and, 0.19 percent per annum of net assets of AARP Balanced Stock and Bond Fund, 0.19 percent per annum of net assets of AARP Growth and Income Fund, 0.55 percent per annum of net assets of AARP Global Growth Fund, 0.32 percent per annum of net assets of AARP Capital Growth Fund, 0.60 percent per annum of the net assets of AARP International Stock Fund, 0.55 percent per annum of the net assets of AARP Small Company Stock Fund, and 0.00 percent per annum of the net assets of AARP U.S. Stock Index Fund, of AARP Growth Trust.]

          The value of net assets of the Trust or any Fund shall be determined pursuant to the applicable provisions of the Declaration, By-Laws and Registration Statement of the Trust. If, pursuant to such provisions, the determination of net asset value for any Fund is suspended for any particular business day, then for the purposes of this paragraph 5, the value of the net assets of that series of the Trust as last determined shall be deemed to be the value of the net assets as of the close of the New York Stock Exchange, or as of such other time as the value of the net assets of the portfolio of that Fund may lawfully be determined, on that day. If the determination of the net asset value of the shares of any Fund of the Trust has been suspended pursuant to the Declaration, By-Laws or Registration Statement of the Trust for a period including such month, your compensation payable at the end of such month shall be computed on the basis of the value of the net assets of the Trust as last determined (whether during or prior to such month). If a Fund determines the net asset value of its portfolio more than once on any day, then the last such determination thereof on that day shall be deemed to be the sole determination thereof on that day for the purposes of this section 5.

          You may waive all or a portion of your fees provided for hereunder and such waiver shall be treated as a reduction in purchase price of your services. You shall be contractually bound hereunder by the terms of any publicly announced waiver of your fee, or any limitation of a Fund's expenses, as if such waiver or limitation were fully set forth herein.]

          6. Avoidance of Inconsistent Position; Services Not Exclusive. In connection with purchases or sales of portfolio securities and other investments for the account of a Fund, neither you nor any of your directors, officers or employees shall act as a principal or agent or receive any commission. You or your agent shall arrange for the placing of all orders for the purchase and sale of portfolio securities and other investments for each Fund's account with brokers or dealers selected by you in accordance with Fund policies as expressed in the Registration Statement. If any occasion should arise in which you give any advice to clients of yours concerning the Shares of a Fund, you shall act solely as investment counsel for such clients and not in any way on behalf of the Fund.

          Your services to the Trust and each Fund pursuant to this Agreement are not to be deemed to be exclusive and it is understood that you may render investment advice, management and services to others. In acting under this Agreement, you shall be an independent contractor and not an agent of the Trust or a Fund. Whenever a Fund and one or more other accounts or investment companies advised by the Manager have available funds for investment, investments suitable and appropriate for each shall be allocated in accordance with procedures believed by the Manager to be equitable to each entity. Similarly, opportunities to sell securities shall be allocated in a manner believed by the Manager to be equitable. Each Fund recognizes that in some cases this procedure may adversely affect the size of the position that may be acquired or disposed of for the Fund.

          7. Limitation of Liability of Manager. As an inducement to your undertaking to render services pursuant to this Agreement, the Trust agrees that you shall not be liable under this Agreement for any error of judgment or mistake of law or for any loss suffered by a Fund in connection with the matters to which this Agreement relates, provided that nothing in this Agreement shall be deemed to protect or purport to protect you against any liability to the Trust, a Fund or its shareholders to which you would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of your duties, or by reason of your reckless disregard of your obligations and duties hereunder. Any person, even though also employed by you, who may be or become an employee of and paid by a Fund shall be deemed, when acting within the scope of his or her employment by the Fund, to be acting in such employment solely for the Fund and not as your employee or agent.

          8. Duration and Termination of This Agreement. This Agreement shall remain in force until August 31, 1998, and continue in force from year to year thereafter, but only so long as such continuance is specifically approved at least annually (a) by the vote of a majority of the Trustees who are not parties to this Agreement or interested persons of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Trustees of the Trust, or, with respect to each Fund, by the vote of a majority of the outstanding voting securities of such Fund of the Trust. The aforesaid requirement that continuance of this Agreement be "specifically approved at least annually" shall be construed in a manner consistent with the 1940 Act and the rules and regulations thereunder and any applicable SEC exemptive order therefrom.

          This Agreement may be terminated with respect to a Fund at any time, without the payment of any penalty, by the vote of a majority of the outstanding voting securities of the Fund or by the Trust's Board of Trustees on 60 days' written notice to you, or by you on 60 days' written notice to the Trust. This Agreement shall terminate automatically in the event of its assignment.

          9. Amendment of this Agreement. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought, and no amendment of this Agreement shall be effective until approved in a manner consistent with the 1940 Act and rules and regulations thereunder and any applicable SEC exemptive order therefrom.

          10. Limitation of Liability for Claims. The Declaration, a copy of which, together with all amendments thereto, is on file in the Office of the Secretary of The Commonwealth of Massachusetts, provides that the name "AARP Trust" refers to the Trustees under the Declaration collectively as Trustees and not as individuals or personally, and that no shareholder of any Fund of the Trust, or Trustee, officer, employee or agent of the Trust, shall be subject to claims against or obligations of the Trust or of any Fund of the Trust to any extent whatsoever, but that the Trust estate only shall be liable.

          You are hereby expressly put on notice of the limitation of liability as set forth in the Declaration and you agree that the obligations assumed by the Trust on behalf of each Fund pursuant to this Agreement shall be limited in all cases to the applicable Fund and its assets, and you shall not seek satisfaction of any such obligation from the shareholders or any shareholder of the Fund or any other series of the Trust, or from any Trustee, officer, employee or agent of the Trust. You understand that the rights and obligations of each Fund, or series, under the Declaration are separate and distinct from those of any and all other series.

          11. Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     In interpreting the provisions of this Agreement, the definitions contained in Section 2(a) of the 1940 Act (particularly the definitions of "affiliated person," "assignment" and "majority of the outstanding voting securities"), as from time to time amended, shall be applied, subject, however, to such exemptions as may be granted by the SEC by any rule, regulation or order.

     This Agreement shall be construed in accordance with the laws of The Commonwealth of Massachusetts, provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act, or in a manner which would cause a Fund to fail to comply with the requirements of Subchapter M of the Code.

     This Agreement shall supersede all prior investment advisory or management agreements entered into between you and the Trust on behalf of the Funds.

     If you are in agreement with the foregoing, please execute the form of acceptance on the accompanying counterpart of this letter and return such counterpart to the Trust, whereupon this letter shall become a binding contract effective as of the date of this Agreement.

                                          Yours very truly,

                                          [NAME OF TRUST], on behalf of
                                          [Name(s) of AARP Fund(s)]

                                          By:
                                             -------------------------
                                             President

     The foregoing Agreement is hereby accepted as of the date hereof.

                                          SCUDDER KEMPER INVESTMENTS, INC.

                                          By:
                                             -------------------------
                                             Managing Director

                             SUBADVISORY AGREEMENT

     AGREEMENT made as of the   day of           , 1997, between Scudder Kemper
Investments, Inc., a Delaware corporation (hereinafter called the "Manager"), and Bankers Trust Company, a New York corporation (hereinafter called the "Subadviser").

                              W I T N E S S E T H:

     WHEREAS AARP Growth Trust (the "Trust") is a Massachusetts business trust organized with one or more series of shares, and is registered as an investment company under the Investment Company Act of 1940 (the "1940 Act"); and

     WHEREAS, the Manager desires to utilize the services of the Subadviser as investment counsel with respect to certain portfolio assets of the Trust; and

     WHEREAS, the Subadviser is willing to perform such services on the terms and conditions hereinafter set forth;

     NOW, THEREFORE, in consideration of the mutual agreements herein contained, it is agreed as follows:

     1. The Subadviser's Services. The Subadviser will serve the Manager as investment counsel with respect to the investment portfolio of AARP U.S. Stock Index Fund (the "Series"), being one of the portfolio series of the Trust, which is under the management of the Manager pursuant to an Investment Management
Agreement between the Manager and the Trust dated             , as supplemented
            .

     The Subadviser is hereby authorized and directed and hereby agrees, subject to the stated investment policies and restrictions of the Series as set forth in the current Prospectus and Statement of Additional Information of the Trust (including amendments) and in accordance with the Fund's Declaration of Trust, as amended, and By-laws governing the offering of its shares and subject to such resolutions as from time to time may be adopted by the Fund's Trustees and furnished to the Subadviser, to develop, recommend and implement such investment program and strategy for the Series as may from time to time be most appropriate to the achievement of the investment objectives of the Series as stated in the aforesaid Prospectus, to provide research and analysis relative to the investment program and investments of the Series, to determine what securities should be purchased and sold and to monitor on a continuing basis the performance of the portfolio securities of the Series. In addition, the Subadviser will place orders for the purchase and sale of portfolio securities and, subject to the provisions of the following paragraph, will take reasonable steps to assure that portfolio transactions are effected to the best price and execution available. The Subadviser will advise the Fund's custodian and the Manager on a prompt basis of each purchase and sale of a portfolio security specifying the name of the issuer, the description and amount or number of shares of the security purchased, the market price, commission and gross or net price, trade date, settlement date and identity of the effecting broker or dealer. From time to time as the Trustees of the Trust or the Manager may reasonably request, the Subadviser will furnish to the Manager, Trust's officers and to each of its Trustees reports on portfolio transactions and reports on assets held in the Series, all in such detail as the Trust or the Manager may reasonably request. The Subadviser will also inform the Manager, Trust's officers and Trustees on a current basis of changes in investment strategy or tactics. The Subadviser will make its officers and employees available to meet with the Manager, Trust's officers and Trustees at least quarterly on due notice to review the investments and investment performance of the Series in the light of the Trust's investment objectives and policies and market conditions. Additionally, the Manager will provide the Subadviser with a list of tobacco producing companies that are subject to the stated restrictions of the Series.

     In using its best efforts to obtain for the Series the most favorable price and execution available, the Subadviser, bearing in mind the Series' best interests at all times, shall consider all factors it deems relevant, including, by way of illustration, price, the size of the transaction, the nature of the market for the security, the amount of the commission, the timing of the transaction taking into account market prices and trends, the reputation, experience and financial stability of the broker or dealer involved and the quality of service rendered by the broker or dealer in other transactions. Subject to such policies as the Trustees of the Trust may determine, the Subadviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Series to pay an unaffiliated broker or dealer that provides brokerage and research services to the Subadviser an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Subadviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Subadviser's overall responsibilities with respect to the clients.

     It shall be the duty of the Subadviser to furnish to the Trustees of the Trust such information as may reasonably be requested in order for such Trustees to evaluate this Agreement or any proposed amendments thereto for the purposes of casting a vote pursuant to Section 9 hereof.

     In the performance of its duties hereunder, the Subadviser is and shall be an independent contractor and except as otherwise expressly provided herein or otherwise authorized in writing, shall have no authority to act for or represent the Trust, the Series or the Manager in any way or otherwise be deemed to be an agent of the Trust, the Series or the Manager.

     In furnishing the services under this Agreement, the Subadviser will comply with the requirements of the 1940 Act applicable to it, and the regulations promulgated thereunder.

     2. Delivery of Documents to Subadviser. The Manager will furnish to the Subadviser copies of each of the following documents:

          (a) The Declaration of Trust of the Trust as in effect on the date hereof;

          (b) The By-laws of the Trust in effect on the date hereof;

          (c) The resolutions of the Trustees approving the engagement of the Subadviser as subadviser to the Series and approving the form of this agreement;

          (d) The resolutions of the Trustees selecting the Manager as investment manager to the Trust and approving the form of the Investment Management Agreement with the Trust, on behalf of the Series;

          (e) The Investment Management Agreement with the Trust, on behalf of the Series;

          (f) The Code of Ethics of the Trust and of the Manager as currently in effect; and

          (g) Current copies of the Series' Prospectus and Statement of Additional Information.

     The Manager will furnish the Subadviser from time to time with copies, properly certified or otherwise authenticated, of all amendments of or supplements to the foregoing, if any. Such amendments or supplements as to Items
(a) though (g) above will be provided within 30 days of the time such materials became available to the Manager and until so provided the Subadviser may continue to rely on those documents previously provided.

     During the term of this Agreement, the Manager also will furnish to the Subadviser prior to use thereof copies of all Trust documents, proxy statements, reports to shareholders, sales literature, or other material prepared for distribution to shareholders of the Series or the public that refer in any way to the Subadviser, and will not use such material if the Subadviser reasonably objects in writing within five business days (or such other time period as may be mutually agreed) after receipt thereof. However, the Manager and the Subadviser may agree amongst themselves that certain of the above-mentioned documents do not need to be furnished to the Subadviser prior to the document's use.

     In the event of termination of this Agreement, the Trust will continue to furnish to the Subadviser copies of any of the above-mentioned materials that refer in any way to the Subadviser. The Trust shall furnish or otherwise make available to the Subadviser such other information relating to the business affairs of the Trust as the Subadviser at any time, or from time to time, reasonably requests in order to discharge its obligations hereunder.

     3. Delivery of Documents to the Manager. The Subadviser has furnished the Manager with copies of each of the following documents:

          (a) The Subadviser's most recent balance sheet;

          (b) Separate lists of persons who the Subadviser wishes to have authorized to give written and/or oral instructions to Custodians and the fund accounting agent of Trust assets for the Series; and

          (c) The Code of Ethics of the Subadviser as currently in effect.

     The Subadviser will furnish the Manager from time to time with copies, properly certified or otherwise authenticated, of all material amendments of or supplements to the foregoing, if any. Additionally, the Subadviser will provide to the Manager such other documents relating to its services under this Agreement as the Manager may reasonably request on a periodic basis. Such amendments or supplements as to items (a) through (c) above will be provided within 30 days of the time such materials became available to the Subadviser.

     4. Other Agreements, etc. It is understood that any of the shareholders, Trustees, officers and employees of the Trust or the Series may be a shareholder, director, officer or employee of, or be otherwise interested in, the Subadviser, any interested person of the Subadviser, any organization in which the Subadviser may have an interest or any organization which may have an interest in the Subadviser, any such interested person or any such organization may have an interest in the Trust or the Series. It is also understood that the Subadviser, the Manager and the Trust may have advisory, management, service or other contracts with other individuals or entities, and may have other interests and businesses. When a security proposed to be purchased or sold for the Series is also to be purchased or sold for other accounts managed by the Subadviser at the same time, the Subadviser shall make such purchases or sales on a pro-rata, rotating or other equitable basis so as to avoid any one account's being preferred over any other account.

     The Subadviser may give advice and take action with respect to other funds or clients, or for its own account (collectively, "Other Accounts") which may differ from the advice or the timing or nature of action taken with respect to the Series.

     Nothing in this Agreement shall be implied to prevent the (i) Manager from engaging other subadvisers to provide investment advice and other services in relation to portfolios of the Trust for which the Subadviser does not provide such services, or to prevent the Manager from providing such services itself in relation to such portfolios; or (ii) the Subadviser from providing investment advice and other services to other funds or clients.

     5.  Fees, Expenses and Other Charges.

          (a) For its services hereunder, the Subadviser shall be paid a management fee by the Trust according to the fee schedule attached hereto as Schedule A.

          (b) The Subadviser, at its expense, will furnish all necessary investment facilities, including salaries of personnel required for it to execute its duties faithfully.

     6. Confidential Treatment. It is understood that any information or recommendation supplied by the Subadviser in connection with the performance of its obligations hereunder is to be regarded as confidential and for use only by the Manager, the Trust or such persons as the Manager may designate in connection with the Series. It is also understood that any information supplied to the Subadviser in connection with the performance of its obligations hereunder, particularly, but not limited to, any list of securities which, on a temporary basis, may not be bought or sold for the Series, is to be regarded as confidential and for use only by the Subadviser in connection with its obligation to provide investment advice and other services to the Series.

     7. Representations and Covenants of the Parties. The Subadviser hereby acknowledges that it is a "bank" as defined in Section 202(a)(2) of the Investment Advisers Act of 1940 and neither it nor any "affiliated person" of it, as defined in the 1940 Act, is subject to any disqualification that would make the Subadviser unable to serve as an investment adviser to a registered investment company under Section 9 of the 1940 Act. The Subadviser covenants that it will carry out appropriate compliance procedures necessary to the operation of the Series as the Subadviser and the Manager may agree. The Subadviser also covenants that it will manage the Series so that the Trust will qualify as a regulated investment company under Subchapter M of the Internal Revenue Code.

     8. Reports by the Subadviser and Records of the Series. The Subadviser shall furnish the Manager monthly, quarterly and annual reports concerning transactions and performance of the Series, including information required to be disclosed in the Trust's registration statement, in such form as may be mutually agreed, to review the Series and discuss the management of it. The Subadviser shall permit the financial statements, books and records with respect to the Series to be inspected and audited by the Trust, the Manager or their agents at all reasonable times during normal business hours. The Subadviser shall immediately notify and forward to both the Manager and legal counsel for the Trust any legal process served upon it on behalf of the Manager or the Trust. The Subadviser shall promptly notify the Manager of any changes in any information concerning the Subadviser of which the Subadviser becomes aware that would be required to be disclosed in the Trust's registration statement.

     In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Subadviser agrees that all records it maintains for the Trust are the property of the Trust and further agrees to surrender promptly to the Trust or the Manager any such records upon the Trust's or the Manager's request. The Subadviser further agrees to maintain for the Trust the records the Trust is required to maintain under Rule 31a-1(b) insofar as such records relate to the investment affairs of the Trust. The Subadviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records it maintains for the Trust.

     9. Continuance and Termination. This Agreement shall remain in full force and effect through August 31, 1998, and is renewable annually thereafter by specific approval of the Board of Trustees of the Trust or by the affirmative vote of a majority of the outstanding voting securities of the Series. Any such renewal shall be approved by the vote of a majority of the Trustees of the Trust who are not interested persons under the 1940 Act, cast in person at a meeting called for the purpose of voting on such renewal. This agreement may be terminated without penalty at any time by the Trustees, by vote of a majority of the outstanding voting securities of the Series, or by the Manager or by the Subadviser upon 60 days written notice, and will automatically terminate in the event of its assignment by either party to this Agreement, as defined in the 1940 Act, or (provided Subadviser has received prior written notice thereof) upon termination of the Manager's Investment Management Agreement with the Trust.

     10. Voting Rights. The Manager shall be responsible for exercising any voting rights of any securities of the Series.

     11. Indemnification. The Subadviser agrees to indemnify and hold harmless the Manager, any affiliated person within the meaning of Section 2(a)(3) of the 1940 Act ("affiliated person") of the Manager and each person, if any who, within the meaning of Section 15 of the Securities Act of 1933 (the "1933 Act"), controls ("controlling person") the Manager, against any and all losses, claims damages, liabilities or litigation (including reasonable legal and other expenses), to which the Manager or such affiliated person or controlling person may become subject under the 1933 Act, the 1940 Act, the Advisers Act, under any other statute, at common law or otherwise, arising out of Subadviser's responsibilities as portfolio manager of the Series (1) to the extent of and as a result of the willful misconduct, bad faith, or gross negligence by the Subadviser, any of the Subadviser's employees or representatives or any affiliate of or any person acting on behalf of the Subadviser, or (2) as a result of any untrue statement or alleged untrue statement of a material fact contained in a prospectus or statement of additional information covering the Series or the Trust or any amendment thereof or any supplement thereto or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement therein not misleading, if such a statement or omission was made in reliance upon written information furnished by the Subadviser to the Manager, the Trust or any affiliated person of the Manager or the Trust expressly for use in the Trust's registration statement, or upon verbal information confirmed by the Subadviser in writing expressly for use in the Trust's registration statement or (3) to the extent of, and as a result of, the failure of the Subadviser to execute, or cause to be executed, portfolio transactions according to the standards and requirements of the 1940 Act; provided, however, that in no case is the Subadviser's indemnity in favor of the Manager or any affiliated person or controlling person of the Manager deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misconduct, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement.

     The Manager agrees to indemnify and hold harmless the Subadviser, any affiliated person within the meaning of Section 2(a)(3) of the 1940 Act ("affiliated person") of the Subadviser and each person, if any who, within the meaning of Section 15 of the 1933 Act, controls ("controlling person") the Subadviser, against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which the Subadviser or such affiliated person or controlling person may become subject under the 1933 Act, the 1940 Act, the Advisers Act, under any other statute, at common law or otherwise, arising out of the Manager's responsibilities as investment manager of the Series (1) to the extent of and as a result of the willful misconduct, bad faith, or gross negligence by the Manager, any of the Manager's employees or representatives or any affiliate of or any person acting on behalf of the Manager, or (2) as a result of any untrue statement or alleged untrue statement of a material fact contained in a prospectus or statement of additional information covering the Series or the Trust or any amendment thereof or any supplement thereto or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement therein not misleading, if such a statement or omission was made by the Trust other than in reliance upon written information furnished by the Subadviser, or any affiliated person of the Subadviser, expressly for use in the Trust's registration statement or other than upon verbal information confirmed by the Subadviser in writing expressly for use in the Trust's registration statement; provided, however, that in no case is the Manager's indemnity in favor of the Subadviser or any affiliated person or controlling person of the Subadviser deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misconduct, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement.

     12. Certain Definitions. For the purposes of this Agreement, the "vote of a majority of the outstanding voting securities of the Series" means the affirmative vote, at a duly called and held meeting of shareholders of the Series, (a) of the holders of 67% or more of the shares of the Series present (in person or by proxy) and entitled to vote at such meeting, if the holders of more than 50% of the outstanding shares of the Series entitled to vote at such meeting are present in person or by proxy, or (b) of the holders of more than 50% of the outstanding shares of the Series entitled to vote at such meeting, whichever is less.

     For the purposes of this Agreement, the terms "interested person" and "assignment" shall have their respective meanings defined in the 1940 Act, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission under said Act.

     For the purposes of this Agreement, the terms "assets", "net assets", "securities", "portfolio securities" or "investments" of the Series shall mean, respectively, such assets, net assets, securities, portfolio securities or investments which are from time to time under the management of the Subadviser pursuant to this Agreement.

     13. Notices. All notices or other communications required or permitted to be given hereunder shall be in writing and shall be delivered or sent by pre-paid first class letter post to the following addresses or to such other address as the relevant addressee shall hereafter notify for such purpose to the others by notice in writing and shall be deemed to have been given at the time of delivery.

If to the Manager:        SCUDDER KEMPER INVESTMENTS, INC.
                          345 Park Avenue
                          New York, NY 10154
                          Attention: Lisa A. Sheeler

If to the Trust:          AARP GROWTH TRUST
                          AARP U.S. STOCK INDEX FUND
                          Two International Place
                          Boston, MA 02110
                          Attention: Linda C. Coughlin

If to the Subadviser:     BANKERS TRUST COMPANY
                          Global Investment Management
                          One Bankers Trust Plaza
                          New York, New York 10006
                          Attention: Frank R. Salerno

     14. Instructions. The Subadviser is authorized to honor and act on any notice, instruction or confirmation given by the Trust or Manager in writing signed or sent by one of the persons whose names, addresses and specimen signatures will be provided by the Trust or Manager from time to time.

     15. Law. This Agreement is governed by and shall be construed in accordance with the laws of the State of New York in a manner not in conflict with the provisions of the 1940 Act.

     16. Limitation of Liability of the AARP Mutual Funds, Trustees, and Shareholders. It is understood and expressly stipulated that none of the trustees, officers, agents, or shareholders of any AARP Mutual Fund shall be personally liable hereunder. It is understood and acknowledged that all persons dealing with any AARP Mutual Fund must look solely to the property of such AARP Mutual Fund for the enforcement of any claims against such AARP Mutual Fund as neither the trustees, officers, agents or shareholders assume any personal liability for obligations entered into on behalf of any AARP Mutual Fund. No AARP Mutual Fund shall be liable for the obligations or liabilities of any other AARP Mutual Fund. No series of any AARP Mutual Fund, if any, shall be liable for the obligations of any other series.

     17. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, and all such counterparts shall constitute a single instrument.

     IN WITNESS WHEREOF, the parties hereto have each caused this instrument to be signed in duplicate on its behalf by the officer designated below thereunto duly authorized.

                                          SCUDDER KEMPER INVESTMENTS, INC.

Attest:                                         By

---------------------------------------------   --------------------------------------------
                                                   Name:
                                                   Title:

                                                BANKERS TRUST COMPANY

Attest:                                         By
---------------------------------------------   -------------------------------------------
                                                    Name:
                                                    Title:

                    SCHEDULE A TO THE SUBADVISORY AGREEMENT
               FOR THE AARP U.S. STOCK INDEX FUND (THE "SERIES")
     DATED AS OF           , 1997 BETWEEN SCUDDER KEMPER INVESTMENTS, INC.
                           AND BANKERS TRUST COMPANY

                                  FEE SCHEDULE

     As compensation for its services described herein, Bankers Trust Company shall receive a fee based on a percentage of average net assets calculated according to the following annualized fee schedule:

                                                        SERIES ASSETS     ANNUALIZED RATE
                                                        -------------     ---------------
        On the first..................................  $ 100 million        0.07 of 1%
        On the next...................................  $ 100 million        0.03 of 1%
        On the balance over...........................  $ 200 million        0.01 of 1%

                          MINIMUM ANNUAL FEE: $75,000

     The above fees exclude all custody charges. Valuations are made based on the market value of assets held in the Account at the end of each calendar month, and fees are charged quarterly in arrears based on one-fourth of the annual fee. Fees will be prorated appropriately if Bankers Trust Company does not perform services for a full quarter.

     To assist Scudder and the AARP Investment Program in maintaining an appropriate and competitive level of fund expenses during the Series' start-up phase, Bankers Trust Company will apply a 15% discount to the above stated fee schedule for the first 12 months of management. After this 12 month period expires, the stated (standard) fees will be charged.

                        SCUDDER KEMPER INVESTMENTS, INC.
                             2 INTERNATIONAL PLACE
                                BOSTON, MA 02110

                                                                          , 1997

AARP Financial Services Corp.
c/o American Association of Retired Persons
601 E Street, N.W.
Washington, DC 20049

                           MEMBER SERVICES AGREEMENT

Dear Sirs:

     Reference is made to the Omnibus Agreement, dated as of October 9, 1984, between American Association of Retired Persons ("AARP") and us; the Partnership Agreement, dated as of October 9, 1984, between you and us; and the Investment Company Service Agreement (the 'ICS Agreement"), dated as of October 9, 1984, among AARP, AARP/Scudder Financial Management Company (the "Partnership") and us. Capitalized terms used herein without definition shall have the meanings assigned thereto in the ICS Agreement.

     This Agreement constitutes the agreement required to be entered into by you and us pursuant to Section 5 of the ICS Agreement and referred to as the "Member Services Agreement" therein.

     This Agreement supersedes all prior Member Services Agreements entered into between you and the Partnership.

     We hereby agree with you as follows:

     1. You agree to provide us with such advice and services relating to investments by members of AARP in the AARP Cash Investment Funds, the AARP Growth Trust, the AARP Income Trust, and the AARP Tax Free Income Trust, each established as a Massachusetts business trust to engage in the business of an investment management company (each a "Fund" and, collectively, the "Funds"), and any separate portfolios of the Funds, created from time to time by action of the Trustees (each a "Portfolio" and, collectively, the "Portfolios"), as we shall from time to time reasonably request, including advice and services as to product design of the Funds and Portfolios, the development of new products and services for the Funds and Portfolios and such other information as will assist us in tailoring the Funds and Portfolios best to meet the investment objectives and needs of the AARP membership, based upon your analysis thereof. You agree to contribute or cause to be contributed certain resources to the Funds and Portfolios to assist in the organization and operation of the Funds and Portfolios, including "seed money" for the Funds and assistance in monitoring our activities and the services provided by Scudder and other agents of the Funds and Portfolios. You agree to make available certain of your directors, officers and staff to assist in the operation of the Funds and Portfolios, and, subject to their individual consent, to serve as directors and officers of the Funds. You also agree to facilitate communications with and the provision of services to the AARP membership by analyzing the needs of AARP members of recommending the appropriate services and methods of communication for the purpose of disseminating information and providing services relating to the Account and the Services. For this purpose, you will arrange that there be made available to us, in accordance with AARP's policies and practices, membership lists of AARP and of AARP's publications and access to advertising space in AARP publications. Further, AARP and we have agreed to grant to the Partnership the right and license to do business under the name "AARP/Scudder Financial Management Company," and each of AARP and we have agreed to grant to the Funds a license to use certain of our respective service marks.

     2. We agree to pay you, as compensation for the services to be rendered by you hereunder, a monthly fee equal to the Monthly Member Services Fee. The Monthly Member Services Fee shall be a monthly fee calculated for each calendar day of each year in an amount equal to the sum of: 1/365 ( 1/366 in each leap year) of .07 of 1% of the average daily net assets as defined below of all Portfolios within

AARP Financial Services Corp.
August 20, 1997
Page 2
the AARP Investment Program from Scudder, including any new fund or portfolio which may be organized in the future, for such month; provided that, for any calendar month during which the average of such values exceed $6 billion, the fee payable for that month based on the portion of the average of such values in excess of $6 billion shall be 1/365 ( 1/366 in each leap year) of .06 of 1% of such portion; provided that, for any calendar month during which the average of such values exceed $16 billion, the fee payable for that month based on the portion of the average of such values in excess of $16 billion shall be 1/365
( 1/366 in each leap year) of .05 of 1% of such portion. The value of the average daily net assets of the Portfolios shall be determined in the manner set forth in the respective Investment Management Agreements dated as of February 1, 1994, between us and each Fund.

     3. Nothing herein shall be construed as constituting you as an agent of us or of the Funds.

     4. This Agreement shall become effective as of the date hereof and shall remain in effect, with respect to each Portfolio of each Fund, until August 31, 1995 and shall continue in effect thereafter with respect to each Portfolio so long as such continuance is specifically approved at least annually by the affirmative vote of (i) a majority of the members of the Trustees of each Fund who are not interested persons of such Fund, you or us, cast in person at a meeting called for the purpose of voting on such approval; and (ii) the Trustees of each Fund or, with respect to each Portfolio of such Fund, the holders of a majority of the outstanding voting securities of such Portfolio. In the event that the Trustees or security holders of fewer than all of the Portfolios of a Fund, fail to approve this Agreement in the manner described in the preceding sentence, this Agreement shall remain in effect only with respect to such Portfolio as do so approve this Agreement. This Agreement may, on 60 days' written notice, be terminated at any time without the payment of any penalty by us, or, as to a particular Fund, by the Trustees to such Fund or by vote of holders of a majority of the outstanding voting securities of each Portfolio, as to a Fund, or the Portfolio, as to that Portfolio, or by you.

     5. This Agreement may not be transferred, assigned, sold or in any manner hypothecated or pledged by either party hereto. It may be amended as to any Portfolio by mutual agreement, but only after authorization of such amendment by the affirmative vote of (i) the holders of a majority of the outstanding voting securities of such Portfolio; and (ii) the Trustees of each Fund, including a majority of the Trustees of such Fund who are not interested persons of such Fund, the Partnership, you or us, cast in person at a meeting called for the purpose of voting on such approval.

     6. This Agreement shall be construed in accordance with the laws of the State of New York, provided, however, that nothing herein shall be construed as being inconsistent with the Investment Company Act of 1940, as amended. As used herein the terms "interested persons," "assignments" and "vote of a majority of the outstanding voting securities" shall have the meanings set forth in the Investment Company Act of 1940, as amended.

     If you are in agreement with the foregoing, please sign the form of acceptance on the enclosed counterpart hereof and return the same to us.

                                          Very truly yours,

                                          SCUDDER KEMPER INVESTMENTS, INC.

                                          By:

                                            ------------------------------------
                                            Managing Director

AARP Financial Services Corp.
August 20, 1997
Page 3
The foregoing Agreements is hereby
accepted as of the date first written
above.

AARP FINANCIAL SERVICES CORP.

By:

    ----------------------------------
    Title

Accepted:
AARP CASH INVESTMENT FUNDS

By:

    ----------------------------------

AARP GROWTH TRUST

By:

    ----------------------------------

AARP INCOME TRUST

By:

    ----------------------------------

AARP TAX FREE INCOME TRUST

By:

    ----------------------------------

                           AARP U.S. STOCK INDEX FUND
PROXY                                                                      PROXY

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES
              SPECIAL MEETING OF SHAREHOLDERS -- OCTOBER 22, 1997

    The undersigned hereby appoints [ ], [ ] and [ ] and each of them, the proxies of the undersigned, with the power of substitution to each of them, to vote all shares of the Fund which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held at the offices of Scudder, Stevens & Clark, Inc., Two International Place, Boston, Massachusetts 02110, on October 22, 1997 at 9:30 a.m., eastern time, and at any adjournments thereof.

    UNLESS OTHERWISE SPECIFIED IN THE SQUARES PROVIDED, THE UNDERSIGNED'S VOTE WILL BE CAST FOR EACH NUMBERED ITEM LISTED BELOW.

    The Board members of your Fund, including those who are not affiliated with the Fund, Scudder or AARP, recommend that you vote FOR each item.

1. The election of Trustees;

    [ ] FOR all nominees listed below                              [ ] WITHHOLD AUTHORITY to vote for all nominees listed below
      (except as marked to the contrary below)

Nominees: Carole Lewis Anderson, Adelaide Attard, Robert N. Butler, M.D., Linda
C. Coughlin, Horace B. Deets, Edgar R. Fiedler, Lt. Gen. Eugene P. Forrester, George L. Maddox, Jr., Robert J. Meyers, James H. Schulz, Gordon Shillinglaw, and Jean Gleason Stromberg.

(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name on the space provided below.)

          ------------------------------------------------------------

2. To approve the new Investment Management Agreement between the Fund and Scudder Kemper Investments, Inc.;
       [ ] FOR                      [ ] AGAINST             [ ] ABSTAIN

3. To approve the new Member Services Agreement between AARP Financial Services Corporation and Scudder Kemper Investments, Inc.;
       [ ] FOR                      [ ] AGAINST             [ ] ABSTAIN

4.    Not applicable;

                           (continued on other side)

5. To approve the Board's discretionary authority to convert the Fund to a master/feeder fund structure through a sale or transfer of assets or otherwise;
          [ ] FOR                      [ ] AGAINST             [ ] ABSTAIN

6(A). To approve certain provisions of the Amended and Restated Declaration of Trust;
          [ ] FOR                      [ ] AGAINST             [ ] ABSTAIN

6(B). To approve certain provisions of the Amended and Restated Declaration of
      Trust;
          [ ] FOR                      [ ] AGAINST             [ ] ABSTAIN

7. To approve changes to certain of the fundamental investment policies and restrictions.

       7.1 diversification;                     7.4 concentration;                             7.7 commodities;
       7.2 borrowing;                           7.5 underwriting of securities;                7.8 lending;
       7.3 senior securities;                   7.6 investment in real estate;                 7.9 tax exempt securities.

     TO VOTE AGAINST OR ABSTAIN WITH RESPECT TO A PARTICULAR PROPOSED CHANGE, REFER TO THE PROXY STATEMENT FOR THE CHANGES APPLICABLE TO THE FUND AND WRITE THE NUMBER OF THE SUB-PROPOSAL ON THE LINE BELOW.

     ---------------------------------------------------------------------------

8. Ratification of the selection of Price Waterhouse L.L.P. as the Fund's independent accountants.
          [ ] FOR                      [ ] AGAINST             [ ] ABSTAIN

    The proxies are authorized to vote in their discretion on any other business which may properly come before the meeting and any adjournments thereof.

                                      Please sign exactly as your name or names appear. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such.

                                      ------------------------------------------
                                              (Signature of Shareholder)

                                      ------------------------------------------
                                          (Signature of joint owner, if any)

                            Dated  _____________________________________  , 1997

 PLEASE SIGN AND RETURN PROMPTLY IN ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED.

                          AARP HIGH QUALITY MONEY FUND
PROXY                                                                      PROXY

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES
              SPECIAL MEETING OF SHAREHOLDERS -- OCTOBER 22, 1997

    The undersigned hereby appoints [ ], [ ] and [ ] and each of them, the proxies of the undersigned, with the power of substitution to each of them, to vote all shares of the Fund which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held at the offices of Scudder, Stevens & Clark, Inc., Two International Place, Boston, Massachusetts 02110, on October 22, 1997 at 9:30 a.m., eastern time, and at any adjournments thereof.

    UNLESS OTHERWISE SPECIFIED IN THE SQUARES PROVIDED, THE UNDERSIGNED'S VOTE WILL BE CAST FOR EACH NUMBERED ITEM LISTED BELOW.

    The Board members of your Fund, including those who are not affiliated with the Fund, Scudder or AARP, recommend that you vote FOR each item.

1. The election of Trustees;

    [ ] FOR all nominees listed below                              [ ] WITHHOLD AUTHORITY to vote for all nominees listed below
      (except as marked to the contrary below)

Nominees: Carole Lewis Anderson, Adelaide Attard, Robert N. Butler, M.D., Linda
C. Coughlin, Horace B. Deets, Edgar R. Fiedler, Lt. Gen. Eugene P. Forrester, George L. Maddox, Jr., Robert J. Meyers, James H. Schulz, Gordon Shillinglaw, and Jean Gleason Stromberg.

(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name on the space provided below.)

          ------------------------------------------------------------

2. To approve the new Investment Management Agreement between the Fund and Scudder Kemper Investments, Inc.;
       [ ] FOR                      [ ] AGAINST             [ ] ABSTAIN

3. To approve the new Member Services Agreement between AARP Financial Services Corporation and Scudder Kemper Investments, Inc.;
       [ ] FOR                      [ ] AGAINST             [ ] ABSTAIN

4.    Not applicable;

                           (continued on other side)

5. To approve the Board's discretionary authority to convert the Fund to a master/feeder fund structure through a sale or transfer of assets or otherwise;
           [ ] FOR                      [ ] AGAINST             [ ] ABSTAIN

6(A). To approve certain provisions of the Amended and Restated Declaration of Trust;
           [ ] FOR                      [ ] AGAINST             [ ] ABSTAIN

6(B). To approve certain provisions of the Amended and Restated Declaration of
      Trust;
           [ ] FOR                      [ ] AGAINST             [ ] ABSTAIN

7. To approve changes to certain of the fundamental investment policies and restrictions.

       7.1 diversification;                     7.4 concentration;                             7.7 commodities;
       7.2 borrowing;                           7.5 underwriting of securities;                7.8 lending;
       7.3 senior securities;                   7.6 investment in real estate;                 7.9 tax exempt securities.

     TO VOTE AGAINST OR ABSTAIN WITH RESPECT TO A PARTICULAR PROPOSED CHANGE, REFER TO THE PROXY STATEMENT FOR THE CHANGES APPLICABLE TO THE FUND AND WRITE THE NUMBER OF THE SUB-PROPOSAL ON THE LINE BELOW.

     ---------------------------------------------------------------------------

8. Ratification of the selection of Price Waterhouse L.L.P. as the Fund's independent accountants.
           [ ] FOR                      [ ] AGAINST             [ ] ABSTAIN

    The proxies are authorized to vote in their discretion on any other business which may properly come before the meeting and any adjournments thereof.

                                      Please sign exactly as your name or names appear. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such.

                                      ------------------------------------------
                                              (Signature of Shareholder)

                                      ------------------------------------------
                                          (Signature of joint owner, if any)

                            Dated  _____________________________________  , 1997

 PLEASE SIGN AND RETURN PROMPTLY IN ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED.

                       AARP BALANCED STOCK AND BOND FUND
PROXY                                                                      PROXY

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES
              SPECIAL MEETING OF SHAREHOLDERS -- OCTOBER 22, 1997

    The undersigned hereby appoints [ ], [ ] and [ ] and each of them, the proxies of the undersigned, with the power of substitution to each of them, to vote all shares of the Fund which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held at the offices of Scudder, Stevens & Clark, Inc., Two International Place, Boston, Massachusetts 02110, on October 22, 1997 at 9:30 a.m., eastern time, and at any adjournments thereof.

    UNLESS OTHERWISE SPECIFIED IN THE SQUARES PROVIDED, THE UNDERSIGNED'S VOTE WILL BE CAST FOR EACH NUMBERED ITEM LISTED BELOW.

    The Board members of your Fund, including those who are not affiliated with the Fund, Scudder or AARP, recommend that you vote FOR each item.

1. The election of Trustees;

    [ ] FOR all nominees listed below                              [ ] WITHHOLD AUTHORITY to vote for all nominees listed below
      (except as marked to the contrary below)

Nominees: Carole Lewis Anderson, Adelaide Attard, Robert N. Butler, M.D., Linda
C. Coughlin, Horace B. Deets, Edgar R. Fiedler, Lt. Gen. Eugene P. Forrester, George L. Maddox, Jr., Robert J. Meyers, James H. Schulz, Gordon Shillinglaw, and Jean Gleason Stromberg.

(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name on the space provided below.)

          ------------------------------------------------------------

2. To approve the new Investment Management Agreement between the Fund and Scudder Kemper Investments, Inc.;
       [ ] FOR                      [ ] AGAINST             [ ] ABSTAIN

3. To approve the new Member Services Agreement between AARP Financial Services Corporation and Scudder Kemper Investments, Inc.;
       [ ] FOR                      [ ] AGAINST             [ ] ABSTAIN

4.    Not applicable;

                           (continued on other side)

5. To approve the Board's discretionary authority to convert the Fund to a master/feeder fund structure through a sale or transfer of assets or otherwise;
          [ ] FOR                      [ ] AGAINST             [ ] ABSTAIN

6(A). To approve certain provisions of the Amended and Restated Declaration of Trust;
          [ ] FOR                      [ ] AGAINST             [ ] ABSTAIN

6(B). To approve certain provisions of the Amended and Restated Declaration of
      Trust;
          [ ] FOR                      [ ] AGAINST             [ ] ABSTAIN

7. To approve changes to certain of the fundamental investment policies and restrictions.

       7.1 diversification;                     7.4 concentration;                             7.7 commodities;
       7.2 borrowing;                           7.5 underwriting of securities;                7.8 lending;
       7.3 senior securities;                   7.6 investment in real estate;                 7.9 tax exempt securities.

     TO VOTE AGAINST OR ABSTAIN WITH RESPECT TO A PARTICULAR PROPOSED CHANGE, REFER TO THE PROXY STATEMENT FOR THE CHANGES APPLICABLE TO THE FUND AND WRITE THE NUMBER OF THE SUB-PROPOSAL ON THE LINE BELOW.

     ---------------------------------------------------------------------------

8. Ratification of the selection of Price Waterhouse L.L.P. as the Fund's independent accountants.
          [ ] FOR                      [ ] AGAINST             [ ] ABSTAIN

    The proxies are authorized to vote in their discretion on any other business which may properly come before the meeting and any adjournments thereof.

                                      Please sign exactly as your name or names appear. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such.

                                      ------------------------------------------
                                              (Signature of Shareholder)

                                      ------------------------------------------
                                          (Signature of joint owner, if any)

                            Dated  _____________________________________  , 1997

 PLEASE SIGN AND RETURN PROMPTLY IN ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED.

                            AARP CAPITAL GROWTH FUND
PROXY                                                                      PROXY

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES
              SPECIAL MEETING OF SHAREHOLDERS -- OCTOBER 22, 1997

    The undersigned hereby appoints [ ], [ ] and [ ] and each of them, the proxies of the undersigned, with the power of substitution to each of them, to vote all shares of the Fund which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held at the offices of Scudder, Stevens & Clark, Inc., Two International Place, Boston, Massachusetts 02110, on October 22, 1997 at 9:30 a.m., eastern time, and at any adjournments thereof.

    UNLESS OTHERWISE SPECIFIED IN THE SQUARES PROVIDED, THE UNDERSIGNED'S VOTE WILL BE CAST FOR EACH NUMBERED ITEM LISTED BELOW.

    The Board members of your Fund, including those who are not affiliated with the Fund, Scudder or AARP, recommend that you vote FOR each item.

1. The election of Trustees;

    [ ] FOR all nominees listed below                              [ ] WITHHOLD AUTHORITY to vote for all nominees listed below
      (except as marked to the contrary below)

Nominees: Carole Lewis Anderson, Adelaide Attard, Robert N. Butler, M.D., Linda
C. Coughlin, Horace B. Deets, Edgar R. Fiedler, Lt. Gen. Eugene P. Forrester, George L. Maddox, Jr., Robert J. Meyers, James H. Schulz, Gordon Shillinglaw, and Jean Gleason Stromberg.

(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name on the space provided below.)

          ------------------------------------------------------------

2. To approve the new Investment Management Agreement between the Fund and Scudder Kemper Investments, Inc.;
       [ ] FOR                      [ ] AGAINST             [ ] ABSTAIN

3. To approve the new Member Services Agreement between AARP Financial Services Corporation and Scudder Kemper Investments, Inc.;
       [ ] FOR                      [ ] AGAINST             [ ] ABSTAIN

4.    Not applicable;

                           (continued on other side)

5. To approve the Board's discretionary authority to convert the Fund to a master/feeder fund structure through a sale or transfer of assets or otherwise;
          [ ] FOR                      [ ] AGAINST             [ ] ABSTAIN

6(A). To approve certain provisions of the Amended and Restated Declaration of Trust;
          [ ] FOR                      [ ] AGAINST             [ ] ABSTAIN

6(B). To approve certain provisions of the Amended and Restated Declaration of
      Trust;
          [ ] FOR                      [ ] AGAINST             [ ] ABSTAIN

7. To approve changes to certain of the fundamental investment policies and restrictions.

       7.1 diversification;                     7.4 concentration;                             7.7 commodities;
       7.2 borrowing;                           7.5 underwriting of securities;                7.8 lending;
       7.3 senior securities;                   7.6 investment in real estate;                 7.9 tax exempt securities.

     TO VOTE AGAINST OR ABSTAIN WITH RESPECT TO A PARTICULAR PROPOSED CHANGE, REFER TO THE PROXY STATEMENT FOR THE CHANGES APPLICABLE TO THE FUND AND WRITE THE NUMBER OF THE SUB-PROPOSAL ON THE LINE BELOW.

     ---------------------------------------------------------------------------

8. Ratification of the selection of Price Waterhouse L.L.P. as the Fund's independent accountants.
          [ ] FOR                      [ ] AGAINST             [ ] ABSTAIN

    The proxies are authorized to vote in their discretion on any other business which may properly come before the meeting and any adjournments thereof.

                                      Please sign exactly as your name or names appear. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such.

                                      ------------------------------------------
                                              (Signature of Shareholder)

                                      ------------------------------------------
                                          (Signature of joint owner, if any)

                            Dated  _____________________________________  , 1997

 PLEASE SIGN AND RETURN PROMPTLY IN ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED.

                            AARP GLOBAL GROWTH FUND
PROXY                                                                      PROXY

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES
              SPECIAL MEETING OF SHAREHOLDERS -- OCTOBER 22, 1997

    The undersigned hereby appoints [ ], [ ] and [ ] and each of them, the proxies of the undersigned, with the power of substitution to each of them, to vote all shares of the Fund which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held at the offices of Scudder, Stevens & Clark, Inc., Two International Place, Boston, Massachusetts 02110, on October 22, 1997 at 9:30 a.m., eastern time, and at any adjournments thereof.

    UNLESS OTHERWISE SPECIFIED IN THE SQUARES PROVIDED, THE UNDERSIGNED'S VOTE WILL BE CAST FOR EACH NUMBERED ITEM LISTED BELOW.

    The Board members of your Fund, including those who are not affiliated with the Fund, Scudder or AARP, recommend that you vote FOR each item.

1. The election of Trustees;

    [ ] FOR all nominees listed below                              [ ] WITHHOLD AUTHORITY to vote for all nominees listed below
      (except as marked to the contrary below)

Nominees: Carole Lewis Anderson, Adelaide Attard, Robert N. Butler, M.D., Linda
C. Coughlin, Horace B. Deets, Edgar R. Fiedler, Lt. Gen. Eugene P. Forrester, George L. Maddox, Jr., Robert J. Meyers, James H. Schulz, Gordon Shillinglaw, and Jean Gleason Stromberg.

(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name on the space provided below.)

          ------------------------------------------------------------

2. To approve the new Investment Management Agreement between the Fund and Scudder Kemper Investments, Inc.;
       [ ] FOR                      [ ] AGAINST             [ ] ABSTAIN

3. To approve the new Member Services Agreement between AARP Financial Services Corporation and Scudder Kemper Investments, Inc.;
       [ ] FOR                      [ ] AGAINST             [ ] ABSTAIN

4.    Not applicable;

                           (continued on other side)

5. To approve the Board's discretionary authority to convert the Fund to a master/feeder fund structure through a sale or transfer of assets or otherwise;
          [ ] FOR                      [ ] AGAINST             [ ] ABSTAIN

6(A). To approve certain provisions of the Amended and Restated Declaration of Trust;
          [ ] FOR                      [ ] AGAINST             [ ] ABSTAIN

6(B). To approve certain provisions of the Amended and Restated Declaration of
      Trust;
          [ ] FOR                      [ ] AGAINST             [ ] ABSTAIN

7. To approve changes to certain of the fundamental investment policies and restrictions.

       7.1 diversification;                     7.4 concentration;                             7.7 commodities;
       7.2 borrowing;                           7.5 underwriting of securities;                7.8 lending;
       7.3 senior securities;                   7.6 investment in real estate;                 7.9 tax exempt securities.

     TO VOTE AGAINST OR ABSTAIN WITH RESPECT TO A PARTICULAR PROPOSED CHANGE, REFER TO THE PROXY STATEMENT FOR THE CHANGES APPLICABLE TO THE FUND AND WRITE THE NUMBER OF THE SUB-PROPOSAL ON THE LINE BELOW.

     ---------------------------------------------------------------------------

8. Ratification of the selection of Price Waterhouse L.L.P. as the Fund's independent accountants.
          [ ] FOR                      [ ] AGAINST             [ ] ABSTAIN

    The proxies are authorized to vote in their discretion on any other business which may properly come before the meeting and any adjournments thereof.

                                      Please sign exactly as your name or names appear. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such.

                                      ------------------------------------------
                                              (Signature of Shareholder)

                                      ------------------------------------------
                                          (Signature of joint owner, if any)

                            Dated  _____________________________________  , 1997

 PLEASE SIGN AND RETURN PROMPTLY IN ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED.

                          AARP GROWTH AND INCOME FUND
PROXY                                                                      PROXY

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES
              SPECIAL MEETING OF SHAREHOLDERS -- OCTOBER 22, 1997

    The undersigned hereby appoints [ ], [ ] and [ ] and each of them, the proxies of the undersigned, with the power of substitution to each of them, to vote all shares of the Fund which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held at the offices of Scudder, Stevens & Clark, Inc., Two International Place, Boston, Massachusetts 02110, on October 22, 1997 at 9:30 a.m., eastern time, and at any adjournments thereof.

    UNLESS OTHERWISE SPECIFIED IN THE SQUARES PROVIDED, THE UNDERSIGNED'S VOTE WILL BE CAST FOR EACH NUMBERED ITEM LISTED BELOW.

    The Board members of your Fund, including those who are not affiliated with the Fund, Scudder or AARP, recommend that you vote FOR each item.

1. The election of Trustees;

    [ ] FOR all nominees listed below                              [ ] WITHHOLD AUTHORITY to vote for all nominees listed below
      (except as marked to the contrary below)

Nominees: Carole Lewis Anderson, Adelaide Attard, Robert N. Butler, M.D., Linda
C. Coughlin, Horace B. Deets, Edgar R. Fiedler, Lt. Gen. Eugene P. Forrester, George L. Maddox, Jr., Robert J. Meyers, James H. Schulz, Gordon Shillinglaw, and Jean Gleason Stromberg.

(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name on the space provided below.)

          ------------------------------------------------------------

2. To approve the new Investment Management Agreement between the Fund and Scudder Kemper Investments, Inc.;
       [ ] FOR                      [ ] AGAINST             [ ] ABSTAIN

3. To approve the new Member Services Agreement between AARP Financial Services Corporation and Scudder Kemper Investments, Inc.;
       [ ] FOR                      [ ] AGAINST             [ ] ABSTAIN

4.    Not applicable;

                           (continued on other side)

5. To approve the Board's discretionary authority to convert the Fund to a master/feeder fund structure through a sale or transfer of assets or otherwise;
          [ ] FOR                      [ ] AGAINST             [ ] ABSTAIN

6(A). To approve certain provisions of the Amended and Restated Declaration of Trust;
          [ ] FOR                      [ ] AGAINST             [ ] ABSTAIN

6(B). To approve certain provisions of the Amended and Restated Declaration of
      Trust;
          [ ] FOR                      [ ] AGAINST             [ ] ABSTAIN

7. To approve changes to certain of the fundamental investment policies and restrictions.

       7.1 diversification;                     7.4 concentration;                             7.7 commodities;
       7.2 borrowing;                           7.5 underwriting of securities;                7.8 lending;
       7.3 senior securities;                   7.6 investment in real estate;                 7.9 tax exempt securities.

     TO VOTE AGAINST OR ABSTAIN WITH RESPECT TO A PARTICULAR PROPOSED CHANGE, REFER TO THE PROXY STATEMENT FOR THE CHANGES APPLICABLE TO THE FUND AND WRITE THE NUMBER OF THE SUB-PROPOSAL ON THE LINE BELOW.

     ---------------------------------------------------------------------------

8. Ratification of the selection of Price Waterhouse L.L.P. as the Fund's independent accountants.
          [ ] FOR                      [ ] AGAINST             [ ] ABSTAIN

    The proxies are authorized to vote in their discretion on any other business which may properly come before the meeting and any adjournments thereof.

                                      Please sign exactly as your name or names appear. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such.

                                      ------------------------------------------
                                              (Signature of Shareholder)

                                      ------------------------------------------
                                          (Signature of joint owner, if any)

                            Dated  _____________________________________  , 1997

 PLEASE SIGN AND RETURN PROMPTLY IN ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED.

                           AARP BOND FUND FOR INCOME
PROXY                                                                      PROXY

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES
              SPECIAL MEETING OF SHAREHOLDERS -- OCTOBER 22, 1997

    The undersigned hereby appoints [ ], [ ] and [ ] and each of them, the proxies of the undersigned, with the power of substitution to each of them, to vote all shares of the Fund which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held at the offices of Scudder, Stevens & Clark, Inc., Two International Place, Boston, Massachusetts 02110, on October 22, 1997 at 9:30 a.m., eastern time, and at any adjournments thereof.

    UNLESS OTHERWISE SPECIFIED IN THE SQUARES PROVIDED, THE UNDERSIGNED'S VOTE WILL BE CAST FOR EACH NUMBERED ITEM LISTED BELOW.

    The Board members of your Fund, including those who are not affiliated with the Fund, Scudder or AARP, recommend that you vote FOR each item.

1. The election of Trustees;

    [ ] FOR all nominees listed below                              [ ] WITHHOLD AUTHORITY to vote for all nominees listed below
      (except as marked to the contrary below)

Nominees: Carole Lewis Anderson, Adelaide Attard, Robert N. Butler, M.D., Linda
C. Coughlin, Horace B. Deets, Edgar R. Fiedler, Lt. Gen. Eugene P. Forrester, George L. Maddox, Jr., Robert J. Meyers, James H. Schulz, Gordon Shillinglaw, and Jean Gleason Stromberg.

(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name on the space provided below.)

          ------------------------------------------------------------

2. To approve the new Investment Management Agreement between the Fund and Scudder Kemper Investments, Inc.;
      [ ] FOR                      [ ] AGAINST             [ ] ABSTAIN

3. To approve the new Member Services Agreement between AARP Financial Services Corporation and Scudder Kemper Investments, Inc.;
      [ ] FOR                      [ ] AGAINST             [ ] ABSTAIN

4.    Not applicable;

                           (continued on other side)

5. To approve the Board's discretionary authority to convert the Fund to a master/feeder fund structure through a sale or transfer of assets or otherwise;
          [ ] FOR                      [ ] AGAINST             [ ] ABSTAIN

6(A). To approve certain provisions of the Amended and Restated Declaration of Trust;
          [ ] FOR                      [ ] AGAINST             [ ] ABSTAIN

6(B). To approve certain provisions of the Amended and Restated Declaration of
      Trust;
          [ ] FOR                      [ ] AGAINST             [ ] ABSTAIN

7. To approve changes to certain of the fundamental investment policies and restrictions.

       7.1 diversification;                     7.4 concentration;                             7.7 commodities;
       7.2 borrowing;                           7.5 underwriting of securities;                7.8 lending;
       7.3 senior securities;                   7.6 investment in real estate;                 7.9 tax exempt securities.

     TO VOTE AGAINST OR ABSTAIN WITH RESPECT TO A PARTICULAR PROPOSED CHANGE, REFER TO THE PROXY STATEMENT FOR THE CHANGES APPLICABLE TO THE FUND AND WRITE THE NUMBER OF THE SUB-PROPOSAL ON THE LINE BELOW.

     ---------------------------------------------------------------------------

8. Ratification of the selection of Price Waterhouse L.L.P. as the Fund's independent accountants.
          [ ] FOR                      [ ] AGAINST             [ ] ABSTAIN

    The proxies are authorized to vote in their discretion on any other business which may properly come before the meeting and any adjournments thereof.

                                      Please sign exactly as your name or names appear. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such.

                                      ------------------------------------------
                                              (Signature of Shareholder)

                                      ------------------------------------------
                                          (Signature of joint owner, if any)

                            Dated  _____________________________________  , 1997

 PLEASE SIGN AND RETURN PROMPTLY IN ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED.

                         AARP SMALL COMPANY STOCK FUND
PROXY                                                                      PROXY

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES
              SPECIAL MEETING OF SHAREHOLDERS -- OCTOBER 22, 1997

    The undersigned hereby appoints [ ], [ ] and [ ] and each of them, the proxies of the undersigned, with the power of substitution to each of them, to vote all shares of the Fund which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held at the offices of Scudder, Stevens & Clark, Inc., Two International Place, Boston, Massachusetts 02110, on October 22, 1997 at 9:30 a.m., eastern time, and at any adjournments thereof.

    UNLESS OTHERWISE SPECIFIED IN THE SQUARES PROVIDED, THE UNDERSIGNED'S VOTE WILL BE CAST FOR EACH NUMBERED ITEM LISTED BELOW.

    The Board members of your Fund, including those who are not affiliated with the Fund, Scudder or AARP, recommend that you vote FOR each item.

1. The election of Trustees;

    [ ] FOR all nominees listed below                              [ ] WITHHOLD AUTHORITY to vote for all nominees listed below
      (except as marked to the contrary below)

Nominees: Carole Lewis Anderson, Adelaide Attard, Robert N. Butler, M.D., Linda
C. Coughlin, Horace B. Deets, Edgar R. Fiedler, Lt. Gen. Eugene P. Forrester, George L. Maddox, Jr., Robert J. Meyers, James H. Schulz, Gordon Shillinglaw, and Jean Gleason Stromberg.

(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name on the space provided below.)

          ------------------------------------------------------------

2. To approve the new Investment Management Agreement between the Fund and Scudder Kemper Investments, Inc.;
      [ ] FOR                      [ ] AGAINST             [ ] ABSTAIN

3. To approve the new Member Services Agreement between AARP Financial Services Corporation and Scudder Kemper Investments, Inc.;
      [ ] FOR                      [ ] AGAINST             [ ] ABSTAIN

4.    Not applicable;

                           (continued on other side)

5. To approve the Board's discretionary authority to convert the Fund to a master/feeder fund structure through a sale or transfer of assets or otherwise;
          [ ] FOR                      [ ] AGAINST             [ ] ABSTAIN

6(A). To approve certain provisions of the Amended and Restated Declaration of Trust;
          [ ] FOR                      [ ] AGAINST             [ ] ABSTAIN

6(B). To approve certain provisions of the Amended and Restated Declaration of
      Trust;
          [ ] FOR                      [ ] AGAINST             [ ] ABSTAIN

7. To approve changes to certain of the fundamental investment policies and restrictions.

       7.1 diversification;                     7.4 concentration;                             7.7 commodities;
       7.2 borrowing;                           7.5 underwriting of securities;                7.8 lending;
       7.3 senior securities;                   7.6 investment in real estate;                 7.9 tax exempt securities.

     TO VOTE AGAINST OR ABSTAIN WITH RESPECT TO A PARTICULAR PROPOSED CHANGE, REFER TO THE PROXY STATEMENT FOR THE CHANGES APPLICABLE TO THE FUND AND WRITE THE NUMBER OF THE SUB-PROPOSAL ON THE LINE BELOW.

     ---------------------------------------------------------------------------

8. Ratification of the selection of Price Waterhouse L.L.P. as the Fund's independent accountants.
          [ ] FOR                      [ ] AGAINST             [ ] ABSTAIN

    The proxies are authorized to vote in their discretion on any other business which may properly come before the meeting and any adjournments thereof.

                                      Please sign exactly as your name or names appear. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such.

                                      ------------------------------------------
                                              (Signature of Shareholder)

                                      ------------------------------------------
                                          (Signature of joint owner, if any)

                            Dated  _____________________________________  , 1997

 PLEASE SIGN AND RETURN PROMPTLY IN ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED.

\
                         AARP INTERNATIONAL STOCK FUND
PROXY                                                                      PROXY

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES
              SPECIAL MEETING OF SHAREHOLDERS -- OCTOBER 22, 1997

    The undersigned hereby appoints [ ], [ ] and [ ] and each of them, the proxies of the undersigned, with the power of substitution to each of them, to vote all shares of the Fund which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held at the offices of Scudder, Stevens & Clark, Inc., Two International Place, Boston, Massachusetts 02110, on October 22, 1997 at 9:30 a.m., eastern time, and at any adjournments thereof.

    UNLESS OTHERWISE SPECIFIED IN THE SQUARES PROVIDED, THE UNDERSIGNED'S VOTE WILL BE CAST FOR EACH NUMBERED ITEM LISTED BELOW.

    The Board members of your Fund, including those who are not affiliated with the Fund, Scudder or AARP, recommend that you vote FOR each item.

1. The election of Trustees;

    [ ] FOR all nominees listed below                              [ ] WITHHOLD AUTHORITY to vote for all nominees listed below
      (except as marked to the contrary below)

Nominees: Carole Lewis Anderson, Adelaide Attard, Robert N. Butler, M.D., Linda
C. Coughlin, Horace B. Deets, Edgar R. Fiedler, Lt. Gen. Eugene P. Forrester, George L. Maddox, Jr., Robert J. Meyers, James H. Schulz, Gordon Shillinglaw, and Jean Gleason Stromberg.

(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name on the space provided below.)

          ------------------------------------------------------------

2. To approve the new Investment Management Agreement between the Fund and Scudder Kemper Investments, Inc.;
       [ ] FOR                      [ ] AGAINST             [ ] ABSTAIN

3. To approve the new Member Services Agreement between AARP Financial Services Corporation and Scudder Kemper Investments, Inc.;
       [ ] FOR                      [ ] AGAINST             [ ] ABSTAIN

4.    Not applicable;

                           (continued on other side)

5. To approve the Board's discretionary authority to convert the Fund to a master/feeder fund structure through a sale or transfer of assets or otherwise;
          [ ] FOR                      [ ] AGAINST             [ ] ABSTAIN

6(A). To approve certain provisions of the Amended and Restated Declaration of Trust;
          [ ] FOR                      [ ] AGAINST             [ ] ABSTAIN

6(B). To approve certain provisions of the Amended and Restated Declaration of
      Trust;
          [ ] FOR                      [ ] AGAINST             [ ] ABSTAIN

7. To approve changes to certain of the fundamental investment policies and restrictions.

       7.1 diversification;                     7.4 concentration;                             7.7 commodities;
       7.2 borrowing;                           7.5 underwriting of securities;                7.8 lending;
       7.3 senior securities;                   7.6 investment in real estate;                 7.9 tax exempt securities.

     TO VOTE AGAINST OR ABSTAIN WITH RESPECT TO A PARTICULAR PROPOSED CHANGE, REFER TO THE PROXY STATEMENT FOR THE CHANGES APPLICABLE TO THE FUND AND WRITE THE NUMBER OF THE SUB-PROPOSAL ON THE LINE BELOW.

     ---------------------------------------------------------------------------

8. Ratification of the selection of Price Waterhouse L.L.P. as the Fund's independent accountants.
          [ ] FOR                      [ ] AGAINST             [ ] ABSTAIN

    The proxies are authorized to vote in their discretion on any other business which may properly come before the meeting and any adjournments thereof.

                                      Please sign exactly as your name or names appear. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such.

                                      ------------------------------------------
                                              (Signature of Shareholder)

                                      ------------------------------------------
                                          (Signature of joint owner, if any)

                            Dated  _____________________________________  , 1997

 PLEASE SIGN AND RETURN PROMPTLY IN ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED.

                        AARP GNMA AND U.S. TREASURY FUND
PROXY                                                                      PROXY

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES
              SPECIAL MEETING OF SHAREHOLDERS -- OCTOBER 22, 1997

    The undersigned hereby appoints [ ], [ ] and [ ] and each of them, the proxies of the undersigned, with the power of substitution to each of them, to vote all shares of the Fund which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held at the offices of Scudder, Stevens & Clark, Inc., Two International Place, Boston, Massachusetts 02110, on October 22, 1997 at 9:30 a.m., eastern time, and at any adjournments thereof.

    UNLESS OTHERWISE SPECIFIED IN THE SQUARES PROVIDED, THE UNDERSIGNED'S VOTE WILL BE CAST FOR EACH NUMBERED ITEM LISTED BELOW.

    The Board members of your Fund, including those who are not affiliated with the Fund, Scudder or AARP, recommend that you vote FOR each item.

1. The election of Trustees;

    [ ] FOR all nominees listed below                              [ ] WITHHOLD AUTHORITY to vote for all nominees listed below
      (except as marked to the contrary below)

Nominees: Carole Lewis Anderson, Adelaide Attard, Robert N. Butler, M.D., Linda
C. Coughlin, Horace B. Deets, Edgar R. Fiedler, Lt. Gen. Eugene P. Forrester, George L. Maddox, Jr., Robert J. Meyers, James H. Schulz, Gordon Shillinglaw, and Jean Gleason Stromberg.

(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name on the space provided below.)

          ------------------------------------------------------------

2. To approve the new Investment Management Agreement between the Fund and Scudder Kemper Investments, Inc.;
              [ ] FOR                      [ ] AGAINST             [ ] ABSTAIN

3. To approve the new Member Services Agreement between AARP Financial Services Corporation and Scudder Kemper Investments, Inc.;
              [ ] FOR                      [ ] AGAINST             [ ] ABSTAIN

4.    Not applicable;

                           (continued on other side)

5. To approve the Board's discretionary authority to convert the Fund to a master/feeder fund structure through a sale or transfer of assets or otherwise;
              [ ] FOR                      [ ] AGAINST             [ ] ABSTAIN

6(A). To approve certain provisions of the Amended and Restated Declaration of Trust;
              [ ] FOR                      [ ] AGAINST             [ ] ABSTAIN

6(B). To approve certain provisions of the Amended and Restated Declaration of
      Trust;
              [ ] FOR                      [ ] AGAINST             [ ] ABSTAIN

7. To approve changes to certain of the fundamental investment policies and restrictions.

       7.1 diversification;                     7.4 concentration;                             7.7 commodities;
       7.2 borrowing;                           7.5 underwriting of securities;                7.8 lending;
       7.3 senior securities;                   7.6 investment in real estate;                 7.9 tax exempt securities.

     TO VOTE AGAINST OR ABSTAIN WITH RESPECT TO A PARTICULAR PROPOSED CHANGE, REFER TO THE PROXY STATEMENT FOR THE CHANGES APPLICABLE TO THE FUND AND WRITE THE NUMBER OF THE SUB-PROPOSAL ON THE LINE BELOW.

     ---------------------------------------------------------------------------

8. Ratification of the selection of Price Waterhouse L.L.P. as the Fund's independent accountants.
              [ ] FOR                      [ ] AGAINST             [ ] ABSTAIN

    The proxies are authorized to vote in their discretion on any other business which may properly come before the meeting and any adjournments thereof.

                                      Please sign exactly as your name or names appear. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such.

                                      ------------------------------------------
                                              (Signature of Shareholder)

                                      ------------------------------------------
                                          (Signature of joint owner, if any)

                              Dated __________________________________  , 1997

 PLEASE SIGN AND RETURN PROMPTLY IN ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED.

                          AARP HIGH QUALITY BOND FUND
PROXY                                                                      PROXY

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES
              SPECIAL MEETING OF SHAREHOLDERS -- OCTOBER 22, 1997

    The undersigned hereby appoints [ ], [ ] and [ ] and each of them, the proxies of the undersigned, with the power of substitution to each of them, to vote all shares of the Fund which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held at the offices of Scudder, Stevens & Clark, Inc., Two International Place, Boston, Massachusetts 02110, on October 22, 1997 at 9:30 a.m., eastern time, and at any adjournments thereof.

    UNLESS OTHERWISE SPECIFIED IN THE SQUARES PROVIDED, THE UNDERSIGNED'S VOTE WILL BE CAST FOR EACH NUMBERED ITEM LISTED BELOW.

    The Board members of your Fund, including those who are not affiliated with the Fund, Scudder or AARP, recommend that you vote FOR each item.

1. The election of Trustees;

    [ ] FOR all nominees listed below                              [ ] WITHHOLD AUTHORITY to vote for all nominees listed below
      (except as marked to the contrary below)

Nominees: Carole Lewis Anderson, Adelaide Attard, Robert N. Butler, M.D., Linda
C. Coughlin, Horace B. Deets, Edgar R. Fiedler, Lt. Gen. Eugene P. Forrester, George L. Maddox, Jr., Robert J. Meyers, James H. Schulz, Gordon Shillinglaw, and Jean Gleason Stromberg.

(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name on the space provided below.)

          ------------------------------------------------------------

2. To approve the new Investment Management Agreement between the Fund and Scudder Kemper Investments, Inc.;
              [ ] FOR                      [ ] AGAINST             [ ] ABSTAIN

3. To approve the new Member Services Agreement between AARP Financial Services Corporation and Scudder Kemper Investments, Inc.;
              [ ] FOR                      [ ] AGAINST             [ ] ABSTAIN

4.    Not applicable;

                           (continued on other side)

5. To approve the Board's discretionary authority to convert the Fund to a master/feeder fund structure through a sale or transfer of assets or otherwise;
              [ ] FOR                      [ ] AGAINST             [ ] ABSTAIN

6(A). To approve certain provisions of the Amended and Restated Declaration of Trust;
              [ ] FOR                      [ ] AGAINST             [ ] ABSTAIN

6(B). To approve certain provisions of the Amended and Restated Declaration of
      Trust;
              [ ] FOR                      [ ] AGAINST             [ ] ABSTAIN

7. To approve changes to certain of the fundamental investment policies and restrictions.

       7.1 diversification;                     7.4 concentration;                             7.7 commodities;
       7.2 borrowing;                           7.5 underwriting of securities;                7.8 lending;
       7.3 senior securities;                   7.6 investment in real estate;                 7.9 tax exempt securities.

     TO VOTE AGAINST OR ABSTAIN WITH RESPECT TO A PARTICULAR PROPOSED CHANGE, REFER TO THE PROXY STATEMENT FOR THE CHANGES APPLICABLE TO THE FUND AND WRITE THE NUMBER OF THE SUB-PROPOSAL ON THE LINE BELOW.

     ---------------------------------------------------------------------------

8. Ratification of the selection of Price Waterhouse L.L.P. as the Fund's independent accountants.
              [ ] FOR                      [ ] AGAINST             [ ] ABSTAIN

    The proxies are authorized to vote in their discretion on any other business which may properly come before the meeting and any adjournments thereof.

                                      Please sign exactly as your name or names appear. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such.

                                      ------------------------------------------
                                              (Signature of Shareholder)

                                      ------------------------------------------
                                          (Signature of joint owner, if any)

                          Dated  _____________________________________  , 1997

 PLEASE SIGN AND RETURN PROMPTLY IN ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED.

                     AARP HIGH QUALITY TAX FREE MONEY FUND
PROXY                                                                      PROXY

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES
              SPECIAL MEETING OF SHAREHOLDERS -- OCTOBER 22, 1997

    The undersigned hereby appoints [ ], [ ] and [ ] and each of them, the proxies of the undersigned, with the power of substitution to each of them, to vote all shares of the Fund which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held at the offices of Scudder, Stevens & Clark, Inc., Two International Place, Boston, Massachusetts 02110, on October 22, 1997 at 9:30 a.m., eastern time, and at any adjournments thereof.

    UNLESS OTHERWISE SPECIFIED IN THE SQUARES PROVIDED, THE UNDERSIGNED'S VOTE WILL BE CAST FOR EACH NUMBERED ITEM LISTED BELOW.

    The Board members of your Fund, including those who are not affiliated with the Fund, Scudder or AARP, recommend that you vote FOR each item.

1. The election of Trustees;

    [ ] FOR all nominees listed below                              [ ] WITHHOLD AUTHORITY to vote for all nominees listed below
      (except as marked to the contrary below)

Nominees: Carole Lewis Anderson, Adelaide Attard, Robert N. Butler, M.D., Linda
C. Coughlin, Horace B. Deets, Edgar R. Fiedler, Lt. Gen. Eugene P. Forrester, George L. Maddox, Jr., Robert J. Meyers, James H. Schulz, Gordon Shillinglaw, and Jean Gleason Stromberg.

(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name on the space provided below.)

          ------------------------------------------------------------

2. To approve the new Investment Management Agreement between the Fund and Scudder Kemper Investments, Inc.;
              [ ] FOR                      [ ] AGAINST             [ ] ABSTAIN

3. To approve the new Member Services Agreement between AARP Financial Services Corporation and Scudder Kemper Investments, Inc.;
              [ ] FOR                      [ ] AGAINST             [ ] ABSTAIN

4.    Not applicable;

                           (continued on other side)

5. To approve the Board's discretionary authority to convert the Fund to a master/feeder fund structure through a sale or transfer of assets or otherwise;
              [ ] FOR                      [ ] AGAINST             [ ] ABSTAIN

6(A). To approve certain provisions of the Amended and Restated Declaration of Trust;
              [ ] FOR                      [ ] AGAINST             [ ] ABSTAIN

6(B). To approve certain provisions of the Amended and Restated Declaration of
      Trust;
              [ ] FOR                      [ ] AGAINST             [ ] ABSTAIN

7. To approve changes to certain of the fundamental investment policies and restrictions.

       7.1 diversification;                     7.4 concentration;                             7.7 commodities;
       7.2 borrowing;                           7.5 underwriting of securities;                7.8 lending;
       7.3 senior securities;                   7.6 investment in real estate;                 7.9 tax exempt securities.

     TO VOTE AGAINST OR ABSTAIN WITH RESPECT TO A PARTICULAR PROPOSED CHANGE, REFER TO THE PROXY STATEMENT FOR THE CHANGES APPLICABLE TO THE FUND AND WRITE THE NUMBER OF THE SUB-PROPOSAL ON THE LINE BELOW.

     ---------------------------------------------------------------------------

8. Ratification of the selection of Price Waterhouse L.L.P. as the Fund's independent accountants.
              [ ] FOR                      [ ] AGAINST             [ ] ABSTAIN

    The proxies are authorized to vote in their discretion on any other business which may properly come before the meeting and any adjournments thereof.

                                      Please sign exactly as your name or names appear. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such.

                                      ------------------------------------------
                                              (Signature of Shareholder)

                                      ------------------------------------------
                                          (Signature of joint owner, if any)

                      Dated  ________________________________________  , 1997

 PLEASE SIGN AND RETURN PROMPTLY IN ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED.

                    AARP INSURED TAX FREE GENERAL BOND FUND
PROXY                                                                      PROXY

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES
              SPECIAL MEETING OF SHAREHOLDERS -- OCTOBER 22, 1997

    The undersigned hereby appoints [ ], [ ] and [ ] and each of them, the proxies of the undersigned, with the power of substitution to each of them, to vote all shares of the Fund which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held at the offices of Scudder, Stevens & Clark, Inc., Two International Place, Boston, Massachusetts 02110, on October 22, 1997 at 9:30 a.m., eastern time, and at any adjournments thereof.

    UNLESS OTHERWISE SPECIFIED IN THE SQUARES PROVIDED, THE UNDERSIGNED'S VOTE WILL BE CAST FOR EACH NUMBERED ITEM LISTED BELOW.

    The Board members of your Fund, including those who are not affiliated with the Fund, Scudder or AARP, recommend that you vote FOR each item.

1. The election of Trustees;

    [ ] FOR all nominees listed below                              [ ] WITHHOLD AUTHORITY to vote for all nominees listed below
      (except as marked to the contrary below)

Nominees: Carole Lewis Anderson, Adelaide Attard, Robert N. Butler, M.D., Linda
C. Coughlin, Horace B. Deets, Edgar R. Fiedler, Lt. Gen. Eugene P. Forrester, George L. Maddox, Jr., Robert J. Meyers, James H. Schulz, Gordon Shillinglaw, and Jean Gleason Stromberg.

(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name on the space provided below.)

          ------------------------------------------------------------

2. To approve the new Investment Management Agreement between the Fund and Scudder Kemper Investments, Inc.;
              [ ] FOR                      [ ] AGAINST             [ ] ABSTAIN

3. To approve the new Member Services Agreement between AARP Financial Services Corporation and Scudder Kemper Investments, Inc.;
              [ ] FOR                      [ ] AGAINST             [ ] ABSTAIN

4.    Not applicable;

                           (continued on other side)

5. To approve the Board's discretionary authority to convert the Fund to a master/feeder fund structure through a sale or transfer of assets or otherwise;
              [ ] FOR                      [ ] AGAINST             [ ] ABSTAIN

6(A). To approve certain provisions of the Amended and Restated Declaration of Trust;
              [ ] FOR                      [ ] AGAINST             [ ] ABSTAIN

6(B). To approve certain provisions of the Amended and Restated Declaration of
      Trust;
              [ ] FOR                      [ ] AGAINST             [ ] ABSTAIN

7. To approve changes to certain of the fundamental investment policies and restrictions.

       7.1 diversification;                     7.4 concentration;                             7.7 commodities;
       7.2 borrowing;                           7.5 underwriting of securities;                7.8 lending;
       7.3 senior securities;                   7.6 investment in real estate;                 7.9 tax exempt securities.

     TO VOTE AGAINST OR ABSTAIN WITH RESPECT TO A PARTICULAR PROPOSED CHANGE, REFER TO THE PROXY STATEMENT FOR THE CHANGES APPLICABLE TO THE FUND AND WRITE THE NUMBER OF THE SUB-PROPOSAL ON THE LINE BELOW.

     ---------------------------------------------------------------------------

8. Ratification of the selection of Price Waterhouse L.L.P. as the Fund's independent accountants.
              [ ] FOR                      [ ] AGAINST             [ ] ABSTAIN

    The proxies are authorized to vote in their discretion on any other business which may properly come before the meeting and any adjournments thereof.

                                      Please sign exactly as your name or names appear. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such.

                                      ------------------------------------------
                                              (Signature of Shareholder)

                                      ------------------------------------------
                                          (Signature of joint owner, if any)

                         Dated  ________________________________________  , 1997

 PLEASE SIGN AND RETURN PROMPTLY IN ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED.